EXECUTION VERSION

LOAN and security AGREEMENT

By and Among

BLUEGREEN VACATIONS CORPORATION

and

BLUEGREEN VACATIONS UNLIMITED, INC.,

jointly and severally

as Borrower

The LENDERS Party Hereto,

and

ZIONS BANCORPORATION, N.A., DBA, NATIONAL BANK OF ARIZONA,

as Administrative Agent, Arranger and Bookrunner

Dated October 4, 2022

_________________________________

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	6.3	SURVIVAL OF COVENANTS		57
7	DEFAULT			57
	7.1	EVENTS OF DEFAULT		57
		(a)	Payments	57
		(b)	Covenant Defaults	57
		(c)	Cross-Default	57
		(d)	Environmental Default	58
		(e)	Default by Borrower in Other Agreements	58
		(f)	Warranties or Representations	58
		(g)	Termination of Borrower	58
		(h)	Enforceability of Liens	58
		(i)	Creditor or Forfeiture Proceedings	58
		(j)	Reserved	58
		(k)	Event of Default	58
		(l)	Bankruptcy	58
		(m)	Attachment, Judgment, Tax Liens	58
		(n)	Material Adverse Change	59
		(o)	Criminal Proceedings	59
		(p)	Loss of License	59
		(q)	Suspension of Sales	59
		(r)	Reserved	59
		(s)	Timeshare Documents	59
		(t)	Removal of Collateral	59
		(u)	Operating Contracts	59
		(v)	Vacation Club	59
	7.2	EFFECT OF AN EVENT OF DEFAULT; REMEDIES		59
	7.3	APPLICATION OF PROCEEDS DURING AN EVENT OF DEFAULT		61
	7.4	NOTICE OF SALE		62
	7.5	RESERVED		62
	7.6	RESERVED		62
	7.7	WAIVER OF MARSHALLING		62
	7.8	WAIVER IN LEGAL ACTIONS		62
	7.9	SET-OFF		63
	7.10	LICENSE FOR USE OF SOFTWARE AND OTHER INTELLECTUAL PROPERTY		63
8	COSTS AND EXPENSES; INDEMNIFICATION; DUTIES OF ADMINISTRATIVE AGENT; POST-CLOSING IMPROVEMENTS; DISBURSEMENT OF IMPROVEMENT FUNDS; CONSTRUCTION PROVISIONS; TIMESHARE CONVERSION			63
	8.1	COSTS AND EXPENSES		63
	8.2	INDEMNIFICATION		63
	8.3	REIMBURSEMENT BY LENDERS		64
	8.4	DELEGATION OF DUTIES AND RIGHTS		64
	8.5	OFAC		64
	8.6	POST-CLOSING IMPROVEMENTS AND DISBURSEMENT OF IMPROVEMENT FUNDS		65
		(a)	Post-Closing Improvements	65
		(b)	Budget	65
		(c)	Requesting Disbursements of the Improvement Funds	65
		(d)	On-Site Inspections	66
		(e)	Disbursements of the Improvement Funds	66
		(f)	Loan Balancing	67
		(g)	Contesting Liens	67
		(h)	Representations	68
		(i)	Completion of Post-Closing Improvements	68
	8.7	CONVERSION OF HOTEL INTO VACATION OWNERSHIP TIMESHARE RESORT		68

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LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made as of October 4, 2022 by and among BLUEGREEN VACATIONS CORPORATION, a Florida corporation (“BXG”) and BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation (“BVU”), jointly and severally  (individually and collectively, as the context requires “Borrower”)  the LENDERS party hereto, and ZIONS BANCORPORATION, N.A., DBA NATIONAL BANK OF ARIZONA, a national banking association (“Administrative Agent”).

BACKGROUND

A.Prior to the effective date of the Acquisition (as hereinafter defined), DOF IV Bay Point, LLC, a Delaware limited liability company and Bay Point Master Tenant LLC, a Delaware limited liability company (collectively, the “Seller”) owned the real property and the other assets purchased pursuant to the PSA (defined below), and currently known as the Sheraton Panama City Beach Golf & Spa Resort (“Property”).

B.Seller and BVU are parties to that certain Purchase and Sale Agreement dated as of June 24, 2022 (as amended, and as may be further amended from time to time, the “PSA”), pursuant to which BVU intends to purchase, and Seller intends to sell, the Property on the terms and pursuant to the conditions set forth in the PSA.

C.Borrower has requested financing from Lenders, in the amount of up to $96,600,000, for purposes of (i) partially financing BVU’s purchase of the Property, (ii) paying for certain construction and renovation costs associated with the Property and (iii) paying for certain other costs and expenses of Borrower.   Lenders have agreed to provide such financing to BVU, with BXG as a co‑borrower, subject to the terms and conditions set forth below, including, inter alia, the granting of a security interest and mortgage lien on the Collateral (as hereinafter defined), which, for the avoidance of doubt, includes the Property.

.

D.The Bluegreen Vacation Club (the “Vacation Club”) is a multi-site timeshare plan established by BVU pursuant to the Vacation Club Trust Agreement and entitles Purchasers who become Owner Beneficiaries under the Vacation Club Trust Agreement to use any component site within the Vacation Club, subject to the Vacation Club Trust Agreement and the rules and regulations governing such occupancy, including, without limitation, its reservation procedures.

E.BVU intends to add the Property as a component site resort within the Vacation Club.

F.When a Purchaser purchases Timeshare Inventory in a component site within the Bluegreen Vacation Club, the purchased Timeshare Inventory is conveyed by BVU to the Vacation Club Trustee at the Purchaser's direction as set forth in the Purchase Contract to be held under the terms of the Vacation Club Trust Agreement.  The Purchaser thereby is designated an Owner Beneficiary and receives Owner Beneficiary Rights and appurtenant Vacation Points and is entitled to all the benefits accruing to Owner Beneficiaries under the Vacation Club Trust Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties to this Agreement agree as follows:

1.DEFINITIONS

1.1Certain Defined Terms.  As used in this Agreement (including any Exhibits attached hereto) and the other Loan Documents unless otherwise expressly indicated in this Agreement or the other Loan Documents, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined).

ABR: means on any day, a rate per annum equal to the Prime Rate in effect on such day plus or minus an appropriate spread that creates an interest rate that is reasonable equivalent to the Index plus two and 25/100 percent (2.25%) per annum,  in the reasonable discretion of Administrative Agent.  Any change in the ABR due to a change in the Prime Rate shall be effective from and including the effective date of such change in the Prime Rate.

ABR Loan: means a Loan that bears interest based on the ABR.

Acquisition:  the acquisition by BVU of the Property pursuant to the PSA.

Administrative Agency Fee Letter:  the fee letter dated October 4, 2022 between Borrower and Administrative Agent.

Administrative Agent:  ZIONS BANCORPORATION, N.A., DBA NATIONAL BANK OF ARIZONA, a national banking association, and its successors and assigns.

Administrative Agent’s Office: means Administrative Agent’s address and, as appropriate, account as set forth in Section 10.5, or such other address or account as Administrative Agent may from time to time notify to Borrower and the Lenders.

Administrative Questionnaire: means an Administrative Questionnaire in a form supplied by or otherwise acceptable to Administrative Agent.

Adjusted EBITDA:  for any accounting period means, without duplication, the Borrower’s Income (Loss), plus for the same accounting period the sum of: (a) Other Interest Expense; (b) Provision (Benefit) For Income Taxes; (c) Depreciation and Amortization; (d) Stock Compensation Expense; (e) Non-Cash Intangible Asset Impairment Charges; (f) Long Term Incentive Compensation; (g) Severance; (h) to the extent deducted in calculating Income (Loss), non-cash charges and losses (excluding any such non-cash charges or losses to the extent (A) there were corresponding cash charges deducted in calculating Income (Loss) with respect to such charges and losses in past accounting periods or (B) there is a reasonable expectation that there will be corresponding cash charges deducted in calculating of Income (Loss) with respect to such charges and losses in future accounting periods); (i) to the extent deducted in calculating such Income (Loss), any extraordinary, unusual or non-recurring cash charges, expenses or losses for such accounting period arising out of the Bass Pro Shops Dispute, including (i) charges associated with the cash settlement of the Bass Pro Shops Dispute and (ii) costs, fees and expenses incurred by the Borrower in connection with the Bass Pro Shops Dispute, including costs, fees and expenses relating to any advisors, legal counsel or counsels engaged by the Borrower in connection with of the Bass Pro Shops Dispute (net of the aggregate amount in respect of insurance or similar reimbursement, indemnity or other payments actually received in cash by the Borrower in connection with the settlement of the Bass Pro Shops Dispute); and (j) to the extent deducted in calculating Income (Loss), any non-recurring or otherwise unusual expenses, costs or charges incurred by the Borrower or its Subsidiaries during such accounting period and approved by the Administrative Agent; provided that the aggregate amount of all such expenses, costs or charges added back pursuant to this clause (j) shall not, in the aggregate in any applicable period, exceed 5% of Adjusted EBITDA in such period without the consent of the Required Lenders (calculated before giving effect to any adjustments pursuant to this clause (j)); less for the same accounting period the sum

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of (x) Other Interest Income, (y) Recoveries and (z) to the extent added in calculating Income (Loss), non-cash gains (excluding any such non-cash gains to the extent (A) there were corresponding cash gains added in calculating Income (Loss) with respect to such gains in past accounting periods or (B) there is a reasonable expectation that there will be corresponding cash gains added in calculating Income (Loss) with respect to such gains in future accounting periods).

Affected Financial Institution: means (a) any EEA Financial Institution or (b) any UK Financial Institution.

Affiliate:  means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 5% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 5% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding anything to the contrary contained in this definition, (a) under no circumstances shall the Borrower be deemed an Affiliate of any 5% or greater shareholder of the Borrower or any Affiliate of such shareholder who is not a Direct Affiliate of the Borrower, nor shall any such shareholder be deemed to be an Affiliate of the Borrower; and (b) Bluegreen Vacations Holding Corporation and BBX Capital Inc. shall not be deemed to be an Affiliate of the Borrower.  For purposes of this definition, any Person included in the Borrower’s GAAP consolidated financial statements shall be an Affiliate of the Borrower (a “Direct Affiliate”).

Agreement:  this Loan and Security Agreement, as it may from time to time be amended, supplemented or restated.

Applicable Law: means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject

Applicable Percentage:  means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment.  If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

Applicable Usury Law:  the usury law chosen by the parties pursuant to the terms of Section 10.13 or such other usury law which is applicable if such usury law is not.

Approvals: as defined in Section 5.21 hereof.

Approved Fund:  means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

Arranger: means ZIONS BANCORPORATION, N.A., dba National Bank of Arizona, in its capacity as lead arranger and bookrunner.

Appurtenances:   all easements, rights of way, privileges, covenants, common elements, and other rights appurtenant to the Land and any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Land and to the center line thereof.

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Assignment and Assumption:  means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.9), and accepted by Administrative Agent, in substantially the form of Exhibit A or any other form (including electronic documentation generated by use of an electronic platform) approved by Administrative Agent.

Bail-In Action: means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

Bail-In Legislation means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

Bankruptcy Code:  as defined in Section 10.22 hereof.

Basic Interest:  as defined in Section 2.6 hereof.

Basic Interest Rate:  the variable interest rate per annum, adjusted as of the first day of each calendar month, equal to the Index in effect as of the immediately preceding Index Determination Date plus two and 25/100 percent  (2.25%) per annum, but in no event shall the Basic Interest Rate exceed the rate permitted by the Applicable Usury Law or fall below two and 40/100 percent (2.40%) per annum.

Bass Pro Shops Dispute: means the claims made against the Borrower in Bass Pro, LLC and Big Cedar, LLC v. Bluegreen Vacations Unlimited, Inc., Case No. 6:19-cv-03143, brought in the United States District Court for the Western District of Missouri.

Beneficial Ownership Certification: means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

Beneficial Ownership Regulation: means 31 C.F.R. § 1010.230.

Bluegreen Inc.:  Bluegreen Vacation Club, Inc., a Florida nonprofit corporation, and its successors and assigns, which was organized and formed to manage and operate the Vacation Club and with respect to which each Purchaser becomes a Class A Member thereof upon the purchase of Timeshare Inventory.

Bookings:  all contracts, reservations and sales files for the use or occupancy of guest rooms and/or the banquet facilities and/or other services of the Hotel.

Borrower:  the entities named as Borrower in the introductory paragraph of this Agreement and, subject to the restrictions on assignment and transfer contained in the Loan Documents, its successors and assigns.

Borrowing: an advance of the proceeds of the Loan by Lenders to, or on behalf of, Borrower in accordance with the terms and conditions of this Agreement.

Budget:  means a maximum budget for the Post-Closing Improvements, as modified from time to time pursuant to the terms of this Agreement as requested by Borrower and approved by Administrative Agent;

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provided,  however, such approval shall not be unreasonably withheld or delayed but without any obligation of Lenders to increase their respective Commitments.   Subject to the terms of this Agreement, the Budget and each modification thereof are to be approved by Administrative Agent.  As of the date hereof the Budget is in the form of Exhibit B attached hereto.

Business Day:  every day on which Administrative Agent's offices in the state of Arizona are open to the public for carrying on substantially all its business functions or any day which is not a Saturday or Sunday or a legal holiday under the laws of the State of Arizona, State of Florida or the United States.

BVH:  means Bluegreen Vacations Holdings Corporation.

BVU: as defined in the preamble to this Agreement.

BXG: as defined in the preamble to this Agreement.

Change in Law:  means the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

Closing Timeshare:  as defined in Section 2.7(c) hereof.

Closing:  as defined in Section 4.1 of this Agreement.

Closing Date: means the Effective Date.

Code: means the Internal Revenue Code of 1986, as amended from time to time.

Collateral:  as defined in Section 3.1 of this Agreement.

Collateral Assignment of Declarant’s Rights: the Collateral Assignment of Declarant’s Rights delivered to Administrative Agent pursuant to Section 6.1(w) hereof.

Commitment: means with respect to each Lender, the commitment of such Lender to make the Loan on the Closing Date in the amount as set forth on Schedule 2.1.

Commitment Fee:  as defined in Section 2.10 hereof.

Commitment Termination Date:  means October 4, 2025 (except that, if such date is not a Business Day, the Commitment Termination Date shall be the next preceding Business Day).

Completion Guaranty:  means that certain Completion Guaranty dated on or about the date of this Agreement executed by BXG in favor of Administrative Agent (for the benefit of Lenders) guarantying (i) the

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lien-free completion of the Post-Closing Improvements, which either constitutes Required Post-Closing Improvements or the other Post-Closing Improvements that Borrower otherwise starts to construct, (ii) the completion and recordation of the Timeshare Declaration (including any required condominium declarations), and (iii) the receipt of the public report, permit or public offering statement for the Vacation Club that includes the Timeshare Project, satisfactory to Administrative Agent and its counsel.

Connection Income Taxes: means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

Consumables:   all food and beverages (non-alcoholic and alcoholic) located at the Property or for use in connection with the operation of the Hotel.

Contingency Cost:  as defined in Section 8.6(a) hereof.

Cut-Off Time:  11:59 p.m., Eastern Time, on the date preceding the closing date under the PSA.

Debt: means with respect to any Person at any date, (a) all Indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices or amounts payable under “earn out” arrangements as and solely to the extent future revenues are realized and equal or exceed the amount of such “earn out”) which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Finance Leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all Indebtedness of other Persons to the extent guaranteed by such Person, but excluding (x) Subordinated Debt of such Person and (y) Non-Recourse Debt.

Debtor Relief Laws:  means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

Default: means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

Default Rate:  the lesser of (a) the maximum per annum rate permitted by Applicable Usury Law, and (b) five percent (5%) per annum in excess of the applicable Basic Interest Rate not to exceed a maximum per annum rate of eighteen percent (18%).

Defaulting Lender:  means, subject to Section 2.20(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified Borrower and Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which

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condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20(b)) upon delivery of written notice of such determination to Borrower and each Lender.

Depreciation and Amortization:  means, for any accounting period, the consolidated depreciation and amortization for the Borrower, determined in accordance with GAAP, excluding amortization of debt issuance costs for such accounting period, if such amortization is also included in Other Interest Expense.

EEA Financial Institution: means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

EEA Member Country: means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

EEA Resolution Authority: means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

Eligible Assignee: means any Person that meets the requirements to be an assignee under Section 10.9(b) (iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.9(b) (iii)).

Effective Date:  the date of this Agreement.

Encumbered Timeshare Product:  the Timeshare Inventory that is, from time to time, subject to the lien of the Mortgage.

Environmental Indemnity:  a Hazardous Substance Remediation and Indemnification Agreement dated of even date herewith,  executed and delivered by Borrower containing representations, warranties and covenants regarding the environmental condition of the Property and the Collateral, as it may from time to time be amended, supplemented or restated.

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Environmental Laws: means any and all federal, state, local, and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions, including all common law, relating to pollution or the protection of health, safety or the environment or the release of any materials into the environment, including those related to Hazardous Materials, air emissions, discharges to waste or public systems and health and safety matters.

Erroneous Payment: has the meaning specified in Section 9.11(a).

Erroneous Payment Subrogation Rights: has the meaning specified in Section 9.11(d).

EU Bail-In Legislation Schedule: means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

Event of Default:  as defined in Section 7.1 hereof.

Excluded Taxes: means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 21.5(g) and (d) any withholding Taxes imposed under FATCA.

Expendables:  all china, glassware, linens, silverware, kitchen and bar small goods, paper goods, guest supplies, housekeeping and cleaning supplies, operating supplies, printing, stationery, uniforms and similar items located at the Property or used in connection with the operation of the Hotel.

FATCA: means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

FCPA: has the meaning specified in Section 5.19(b).

Federal Funds Effective Rate: means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.

Federal Reserve Board: means the Board of Governors of the Federal Reserve System of the United States.

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Finance Lease(s): means any lease(s) of Property which in accordance with Accounting Standards Update 842-Leases (“ASC 842”) is classified as a finance lease and not an operating lease.

Furniture, Fixtures and Equipment Component:  as defined in Section 8.6(a).

Fifth Third Loan Agreement:  that certain Third Amended and Restated Credit Agreement, dated February 14, 2022, among BXG as borrower, the guarantors from time to time as party thereto, Lenders from time to time a party thereto and Fifth Third Bank, as Administrative Agent, as such credit agreement is amended or restated from time to time.

Foreign Lender:  means any Lender that is not a U.S. Person.

Franchise Agreement:  means that certain Franchise Agreement between The Sheraton LLC, a Delaware limited liability company, as franchisor, and Seller, as franchisee dated September 17, 2015.

Fund: means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.

Furnishings:  mean all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances, vehicles, tools and other articles of personal property (other than the Expendables, the Consumables, the Retail Merchandise and personal property that is leased from or provided by third parties) located at the Property or used in connection with the Hotel, subject to such depletions, substitutions and replacements as shall be made in the ordinary course of business.

GAAP:  generally accepted accounting principles, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question in the United States.

General Contractor:  the general contractor, if retained by Borrower, to complete a portion of the Post-Closing Improvements, which general contractor shall be acceptable to Administrative Agent in its reasonable discretion, not to be unreasonably withheld or delayed.

General Intangibles:  to the extent assignable, all telephone exchange numbers, telephone numbers, websites and URLs, tradenames, service marks, designs, logos and similar proprietary rights that exist as of the closing date under the PSA and relate to the Land, Improvements or the Hotel; provided,  however, the foregoing items shall exclude (i) any items that are leased, licensed or supplied by third parties pursuant to any of the Hotel Contracts, (ii) any items that are owned by franchisor (if any), Manager or any of their respective affiliates, and (iii) related registered marks and logos.

Governmental Authority: means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

Hazardous Materials: means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-

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containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and other substances or wastes of any nature regulated under or with respect to which liability or standards of conduct are imposed pursuant to any Environmental Law.

Hotel:  the hotel and all of its facilities located on the Land, and currently known as the Sheraton Panama City Beach Golf & Spa Resort.

Hotel Contracts:  all Borrower’s service and maintenance contracts, equipment leases, and other contracts or agreements, relating to the maintenance, operation, provisioning or equipping the Property (as may be supplemented and amended) including those listed on Exhibit C attached hereto and made a part hereof, together with all related written warranties and guaranties, plus any new, replacement or amended contracts or agreements relating to similar matters, provided,  however,  for clarification purposes, the Franchise Agreement and Management Agreement shall be excluded from this definition.

Illegality Notice: has the meaning specified in Section 2.17.

Improvements:  the buildings, structures (surface and subsurface), installations and other improvements, including such fixtures and Appurtenances as shall constitute real property located on the Land.

Improvement Funds: as defined in Section 2.3 hereof.

Indebtedness: means for any Person (without duplication) the sum of the following: (a) indebtedness for borrowed money, including non-recourse and subordinated indebtedness; (b) obligations evidenced by bonds, debentures, notes or other similar instruments; (c) obligations to pay the deferred purchase price of property or services relative to the purchase of long term assets in accordance with GAAP (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices or amounts payable under “earn out” arrangements as and solely to the extent future revenues are realized and equal or exceed the amount of such “earn out”); (d) obligations as lessee under leases which have been or should be, in accordance with GAAP, recorded as Finance Leases; (e) obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property; (f) obligations of such Person to reimburse any bank or other Person in respect of amounts actually paid under a letter of credit or similar instrument; (g) indebtedness or obligations of others secured by a lien on any asset of such Person, whether or not such indebtedness or obligations are assumed by such Person (to the extent of the value of the asset); (h) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) though (g) above; and (i) liabilities in respect to unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974.

Indemnified Taxes: means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

Index:  means the rate per annum quoted by CME Group Benchmark Administration Limited as the CME Term SOFR 1 Month, as quoted for U.S. Dollars by Bloomberg, or other comparable services selected by Lender.  The Index is not necessarily the lowest rate charged by Administrative Agent or any Lender on their loans.  The Administrative Agent’s determination of the Index is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein.  Administrative Agent’s Term SOFR 1 Month may not necessarily be the same as the quoted offer side in any time deposit market by any particular institution or service applicable to any interest period.  Except as

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otherwise specifically provided herein, if the Index becomes unavailable during the term of this loan, Required Lenders may designate a substitute index, which shall be reasonably equivalent to the Basic Interest Rate, after notifying Borrower and Lenders.  Administrative Agent will tell Borrower and Lenders the current Index rate upon Borrower’s or a Lender’s request.

Index Determination Date:  two (2) Business Days prior to the Monthly Payment Date of each calendar month.  Notwithstanding the foregoing, the initial Index Determination Date shall be two (2) Business Days prior to the Effective Date.

Insurance Policies:  the insurance policies that Borrower is required to maintain and deliver pursuant to Section 6.1(c) hereof.

Interest Coverage Ratio:  means of any date of determination, the ratio of (a) Adjusted EBITDA during the four (4) fiscal quarters then ended to (b) Other Interest Expense paid in cash during the four (4) fiscal quarters then ended, calculated as of the end of each fiscal quarterly period.

Land:  the land as more particularly described in Exhibit  D to this Agreement upon which the Improvements are situated together with all Appurtenances to the Land.

Laws: means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

Legal Requirements:  (a) all present and future judicial decisions, statutes, regulations, permits, approvals, registrations and licenses or certificates of any Governmental Authority (including from any state regulatory agency, department or division in any jurisdiction in which the Property is located which has the power and authority to regulate the Property in such jurisdiction) in any way applicable to Borrower or its property, including any applicable Law in any jurisdiction where the Property is located which governs the creation and regulation of condominiums in such jurisdiction, as the same may be amended from time to time, and (b) all contracts or agreements (written or oral) by which Borrower or its property is bound or, if compliance therewith would otherwise be in conflict with any of the Loan Documents, by which Borrower or its property becomes bound with Administrative Agent's prior written consent.

Lenders: means the Persons listed on Schedule 2.1 and any other Person that shall have become party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

Loan:  the secured non-revolving term loan made by Lenders in a principal amount of up to $96,600,000 in favor of Borrower as evidenced and governed by this Agreement and the other Loan Documents.

Loan Documents:    collectively, this Agreement, the Security Documents, the Note, the Completion Guaranty, the Environmental Indemnity, the Patriot Act Certificate and Agreement, UCC Financing Statements and the other documents, agreements and instruments relating to the Loan, as they may be amended, supplemented or restated from time to time.

Loan to Value: as defined in Section 4.1(l) hereof.

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Long Term Incentive Compensation:  means, for any accounting period, the aggregate expense incurred in such accounting period in accordance with GAAP for the Borrower’s long-term incentive compensation plan.  The Borrower currently refers to its long term incentive compensation plan as “ELIP” (f/k/a LTIP). For avoidance of doubt, Long Term Incentive Compensation excludes payments of base salary and annual bonus compensation.

Management Agreement: that certain management agreement in effect between Manager and Borrower, as may be supplemented and amended.

Manager:  Bluegreen Resorts Management, Inc.

Material Adverse Change:  any material and adverse change in, or a change which has a material adverse effect upon, any of:

(a)the business, properties, operations or condition (financial or otherwise) of either Borrower, which, with the giving of notice or the passage of time, or both, could reasonably be expected to result in either (i) BXG failing to comply with any of the financial covenants contained in Section 6.1(m) or (ii) Borrower's inability to perform the Obligations pursuant to the terms of the Loan Documents; or

(b)the legal or financial ability of Borrower to perform the Obligations under the Loan Documents and to avoid any Default or Event of Default; or

(c)the legality, validity, binding effect or enforceability against either Borrower of any Loan Document.

Maturity Date:  the first to occur of (a) October 4, 2027 or (b) the date on which the Loan is required to be repaid pursuant to the terms of this Agreement.

Maximum Disbursement Amount: as defined in Section 8.6(b) hereof.

Maximum Loan Amount:  $96,600,000.

Minimum Cumulative Semi-Annual Payments:  as defined in Section 2.8(d) hereof.

Minimum Vacation Points:  as defined in Section 5.11 hereof.

Monthly Payment Date:  the 20th day of each calendar month (or if such 20th day is not a Business Day, then on the first Business Day thereafter) continuing during the Term.  The first Monthly Payment Date shall be October, 20, 2022.

Mortgage:  the Mortgage, Assignment of Leases, Rents and Proceeds, Security Agreement, Fixture Filing executed and delivered by BVU to Administrative Agent, and recorded in the real property records of Bay County, Florida, as amended, supplemented, restated, replaced, or substituted from time to time, and which encumbers among other Collateral, the Land and the Improvements, and existing or to be developed buildings and other improvements relating to the Property, and which among other Loan Documents, secures the Loan.

New Resort Amenities Component:   as defined in Section 8.6(a).

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Non-Cash Intangible Asset Impairment Charges:  means, for any accounting period, without duplication, non-cash intangible asset impairment charges in accordance with GAAP included in the Borrower’s consolidated statement of income.

Non-Consenting Lender: means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 10.6 and (b) has been approved by the Required Lenders.

Non-Defaulting Lender:  means, at any time, each Lender that is not a Defaulting Lender at such time.

Note(s):  upon the request of any Lender made through Administrative Agent, Borrower shall prepare, execute and deliver to such Lender a promissory note of Borrower payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) substantially in the form attached hereto as Exhibit E.

Obligations:  all obligations, agreements, duties, covenants and conditions of Borrower to Administrative Agent which Borrower is now or hereafter required to Perform under the Loan Documents.  Without in any way limiting the foregoing, the term Obligations includes (i) any and all obligations of Borrower to Administrative Agent with respect to the Loan and (ii) any and all obligations of Borrower to Administrative Agent arising under or in connection with any transaction hereafter entered into between Borrower and Administrative Agent which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures, as applicable.

OFAC: has the meaning specified in Section 5.19(a).

Organizational Documents: means (a) as to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) as to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement and (c) as to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

Other Connection Taxes: means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

Other Interest Expense:  means, for any accounting period, the amount for such accounting period disclosed with the caption “Interest Expense,” or its equivalent, on the Borrower’s consolidated statement of income (or consolidated statement of operations, as applicable) prepared in accordance with GAAP, less the aggregate amount of interest expense incurred on the Borrower’s Receivable-Backed Notes Payable for such accounting period.

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Other Taxes: means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19(b)).

Owner Beneficiary:  the Purchaser under the Purchase Contract who purchases Timeshare Inventory in the Timeshare Project pursuant to such Purchase Contract and is thereby designated an Owner Beneficiary under the terms of the Vacation Club Trust Agreement and entitled to exercise Owner Beneficiary Rights with appurtenant Vacation Points.

Owner Beneficiary Rights:  the beneficial rights provided to a Purchaser under the Vacation Club Trust Agreement, which rights shall specifically include the rights of performance provided to Owner Beneficiaries by the Vacation Club Trustee under the Vacation Club Trust Agreement and related documents, which Owner Beneficiary Rights shall specifically include as an appurtenance thereto Vacation Points.

Participant: has the meaning specified in Section 10.9(d).

Participant Register: has the meaning specified in Section 10.9(d).

PATRIOT Act: means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

Patriot Act Certificate and Agreement:  the Patriot Act Certificate and Agreement by and among Borrower and Administrative Agent,  dated of even date herewith, as amended, supplemented or restated from time to time.

Performance or Perform:  full, timely and faithful payment and performance.

Permits:  all licenses, franchises (other than the Franchise Agreement), permits, certificates of occupancy, authorizations and approvals used in or relating to the ownership, occupancy or operation of any part of the Hotel.

Permitted Encumbrances:  with respect to the Collateral (i) real estate taxes and assessments not yet due and payable, (ii) exceptions to title which are approved in writing by Administrative Agent (including such easements, dedications and covenants which Administrative Agent consents to in writing after the Effective Date), and (iii) those exceptions set forth on the Title Policy.

Person:  means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

Platform: means Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system.

Pledged Leases: as defined in Section 3.1(e) hereof.

Post-Closing Improvements: as defined in Section 8.6(a) hereof.

Preview Center Component: as defined in Section 8.6(a) hereof.

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Prime Rate: means the rate of interest per annum publicly announced from time to time by the Person acting as Administrative Agent as its prime rate in effect at its principal office in Phoenix, Arizona.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.  Administrative Agent or Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.  Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

Prohibited Drug Law Activities:  as defined in Section 6.2(g) hereof.

Property: the Land and Improvements, the Furnishings, the Retail Merchandise, the General Intangibles, the Warranties, the Appurtenances, the Consumables, the Expendables, the assignable (including assignable by consent) Hotel Contracts (other than the Terminated Contracts), the Bookings, the Licenses and the Permits, to the extent transferred to BVU under the PSA.  The term “Property” shall not include Retained Liabilities or the Terminated Contracts which were not transferred to BVU at the closing under the PSA.

Property Value: as defined in Section 4.1(l) hereof.

Provision (Benefit) For Income Taxes: means, for any accounting period, the amount for such accounting period disclosed with the caption “Provision (Benefit) For Income Taxes” or its equivalent, on the Borrower’s consolidated statement of income (or consolidated statement of operations, as applicable) prepared in accordance with GAAP, plus franchise tax expense for such accounting period, without duplication.

PSA:  as defined in the Background Statements.

Public Report:  the approved public report, permit or public offering statement for the Vacation Club and for the Timeshare Project and the approvals or registrations for the Timeshare Project, in the jurisdiction in which the Timeshare Project is located and in each other jurisdiction in which sales of Timeshare Inventory are made or the Timeshare Project is otherwise required to be registered.

Purchase Contract:  a purchase contract by and between a Purchaser and BVU,  pursuant to which BVU has agreed to sell and a Purchaser has agreed to purchase Timeshare Inventory in connection with such Purchaser's designation as an Owner Beneficiary under the Vacation Club Trust Agreement, commonly known as a Bluegreen Owner Beneficiary Agreement.

Purchaser:  a person who has executed a Purchase Contract as a purchaser.

Receiveable-Backed Notes Payable:    means, with respect to the Borrower and its Subsidiaries at any date, Debt shown on the Borrower’s consolidated balance sheet under the captions “Receivable-backed notes payable — recourse”, “Receivable-backed notes payable — non-recourse”, and any substantially similar debt.

Recipient: means (a) Administrative Agent, or (b) any Lender, as applicable.

Recoveries: means, for any accounting period, without duplication, the sum of incremental profits recognized in accordance with GAAP included in the Borrower’s consolidated statement of income (or statement of operations, as applicable) (a) resulting solely from the previous recognition of Non-Cash Intangible Asset Impairment Charges and (b) (i) gains on the sale of the Borrower’s property and equipment; and (ii) gains on the sale of the Borrower’s notes receivable.

Register: has the meaning specified in Section 10.9(c).

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Regulation D: means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

Regulations: as defined in Section 5.21 hereof.

Related Parties: means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

Release Payment(s):  as defined in Section 2.8(c) hereof.

Release Percentage:  with respect to each item of Timeshare Inventory and the release of the same from the lien of the Mortgage, the following percentages, as applicable, subject to adjustment under the conditions set forth in Section 2.7(c)(i) hereof:

(1) prior to the time the Release Percentage is recalculated as set forth in (2) below, the Release Percentage shall be equal to 29.4% of the sales price of each Closing Timeshare that is sold to a Purchaser and is to be released from the lien of the Mortgage;

(2) Effective as of the Monthly Payment Date occurring in each of April, July, October and January throughout the Term commencing with the Monthly Payment Date occurring on January 20, 2024, and at the written request of Borrower to Administrative Agent, the Release Percentage shall be recalculated to equal (a) the then unpaid principal balance of the Loan (plus the portion remaining to be advanced, if any) divided by (b) the product of (i) the total unsold Vacation Points in the then Encumbered Timeshare Product; (ii) multiplied by the trailing six (6) month weighted average price per Vacation Points created and sold from the Collateral (based on the two (2) most recent quarterly inventory reports); (iii) multiplied by 85%.  Notwithstanding periodic recalculations of the Release Percentage, in no event shall the Release Percentage ever fall below 5% or exceed the initial Release Percentage.

Rents: as defined in Section 3.1(e) hereof.

Request for Release of Improvement Funds: as defined in Section 8.6(b) hereof.

Required Lenders:  means, at any time, Lenders having Commitments representing more than 66.67% of the Commitments of all Lenders.  The Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. For the purposes of this definition any Lender and its Affiliates shall constitute a single Lender.

Required Post-Closing Improvements:  means (i) occupied timeshare units (e.g., rooms) completed in condition sufficient to achieve the Minimum Vacation Points, (ii) a dedicated sales center space, (iii) any amenity started that must be completed under the terms of this Agreement or is a promised amenity in any Public Report, (iv) required repairs as determined in consultation with Administrative Agent, and (v) other Post-Closing Improvements that Borrower has otherwise started to construct.

Reservation System:  the method, arrangement or procedure including any computer network and software employed for the purpose of enabling or facilitating the operation of the system which enables each Purchaser to utilize such Purchaser's right to reserve a use period in the Timeshare Project in accordance with the provisions and conditions set forth therein.

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Resignation Effective Date: has the meaning specified in Section 9.6(a).

Resolution Authority: means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

Retail Merchandise:  all merchandise located at the Property and held for sale at the Property and as sold and replenished in the ordinary course of business.

Retained Liabilities:  liabilities pertaining to any Terminated Contracts or Hotel Contracts not assumed by Purchaser, (b) the Franchise Agreement, and (c) any liabilities with respect to the Property accruing prior to the Cut‑off Time, unless Purchaser receives a proration credit for such liability prior to the Cut-Off Time and agrees to assume same at closing under the PSA.

Rooms Component: as defined in Section 8.6(a) hereof.

Sanctions:  as defined in Section 5.19(a) hereof.

Security Documents:  the Mortgage, this Agreement,  the Collateral Assignment of Declarant’s Rights, and all other documents now or hereafter securing the Obligations, as they may be from time to time be amended, supplemented or restated.

Seller:  as defined in the Background Statements.

Severance: means an amount paid to an employee upon separation, including upon dismissal or discharge, from employment.

Stock Compensation Expense:  means, for any accounting period, the amount for such accounting period disclosed with the caption “Non-cash stock compensation expense”, or its equivalent, on the BXG’s consolidated Statement of Cash Flows.

Subordinated Debt: means Indebtedness represented by the Borrower’s junior subordinated debentures or such other Indebtedness incurred by the Borrower on or prior to the Closing Date, which is treated as subordinated indebtedness in accordance with GAAP and is unsecured.

Taxes: means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

Term:  the duration of this Agreement, commencing on the Effective Date and ending when all of the payment Obligations under the Loan Documents have been Performed (other than the portion of the Obligations that survive repayment of the Note, such as indemnities given under the Loan Documents, which have not accrued prior to the repayment of the Note).

Terminated Contracts:  those Hotel Contracts or other contracts that BVU did not assume or accept an assignment of at the closing under the PSA.

Timeshare Association:  a not-for-profit corporation to be established in the future in accordance with the Timeshare Declaration to manage the Timeshare Program and in which all owners of Timeshare Inventory at the Timeshare Project will be members.

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Timeshare Declaration:  a timeshare declaration to be recorded against the Property following the Effective Date, converting the Hotel to a timeshare regime, as such declaration is amended from time to time.

Timeshare Inventory:  a timeshare fee simple estate in the Timeshare Project as established and provided in the Timeshare Declaration at such time as the Timeshare Declaration has been recorded, which consists of an undivided interest as tenant in common with other owners in the Timeshare Program, including the appurtenant exclusive right to occupy and use a Unit for one or more periods per calendar year or per second calendar year of one week or a portion of one week, and subject to the then existing reservation rules and regulations of the Timeshare Association, together with all appurtenant rights and interests, including without limitation, the right to make reservations pursuant to the reservation system pertaining thereto, and appurtenant use rights in and to common elements at the Timeshare Project, easements, licenses, access and use rights in and to all of the facilities at the Timeshare Project, all of which the Purchaser thereof directs BVU to immediately convey to the Vacation Club Trustee and which the Vacation Club Trustee holds pursuant to the provisions of the Vacation Club Trust Agreement, at which time, the Purchaser becomes a member and Owner Beneficiary of the Vacation Club, is identified in a schedule attached to the Vacation Club Trust Agreement, as amended from time to time to include new Owner Beneficiaries, and is entitled to certain Owner Beneficiary Rights under the Vacation Club Trust Agreement and a specific number of Vacation Points corresponding to such rights, which Vacation Points may be used by the Owner Beneficiary for lodging for varying lengths of time at various Vacation Club resorts.

Timeshare Management Agreement:  the management agreement from time to time entered into between the Timeshare Association and the Timeshare Manager for the management of the Timeshare Program.

Timeshare Manager:  the Person from time to time employed by the Timeshare Association to manage the Timeshare Program. As of the Effective Date,  the Timeshare Manager is anticipated to be Bluegreen Resorts Management, Inc., a Delaware corporation.

Timeshare Program:  the program created within the Timeshare Project under the Timeshare Declaration by which Persons may own Timeshare Inventory, enjoy their respective Timeshare Inventory on a recurring basis, and share the expenses associated with the operation and management of such program.

Timeshare Program Consumer Documents:  the various documents that will be used by Borrower in connection with the credit sale of Timeshare Interests at the Timeshare Project.  The Timeshare Program Consumer Documents will not constitute Collateral.

Timeshare Program Governing Documents:  the Public Report, the Timeshare Declaration, any condominium declarations pertaining to the Timeshare Project, the Articles of Organization and bylaws for the Timeshare Association and for Bluegreen Inc., any and all rules and regulations from time to time adopted by the Timeshare Association and Bluegreen Inc., the Timeshare Management Agreement, the Vacation Club Trust Agreement, the Vacation Club Management Agreement, any subsidy agreement, if applicable, by which BVU is obligated to subsidize shortfalls in the budget of the Timeshare Program in lieu of paying assessments, any affiliation agreements, any amenity agreements and any other existing and future contracts, agreements or other documents relating to the establishment, use, occupancy, operation, management, marketing, sale and maintenance of the Timeshare Project.

Timeshare Project:  the Property after such time as the same has been converted to a timeshare regime pursuant to the Timeshare Declaration.

Title Insurer:  a title company which is acceptable to Administrative Agent and issues the Title Policy, including without limitation, Commonwealth Land Title Insurance Company.

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Title Policy:  an extended coverage ALTA Administrative Agent's policy of title insurance (6-17-06) in an amount not less than  $96,600,000 insuring that the Mortgage is a valid first lien on the property intended to be encumbered thereby, subject only to the Permitted Encumbrances, issued by Title Insurer and in form and substance and with such endorsements as are reasonably acceptable to Administrative Agent.

Total Net Leverage Ratio: means, with respect to any Person as of a date of determination, the ratio of (a) the Debt of such Person on such date less unrestricted cash (provided that, only as to any calculation made in connection with determining compliance with such Section 6.20(a), such netted cash shall not exceed $150,000,000 (such amount, the “Cash Netting Limit”))to (b) the Adjusted EBITDA of such Person for the four (4) quarters then ended, calculated as of the end of each fiscal quarter.

Unused Fee:  as defined in Section 2.10 hereof.

UCC Code:  the Uniform Commercial Code as adopted and in effect in the State of Florida with respect to Collateral located in or subject to the Code in those States, and, with respect to Collateral located in any other State, the Uniform Commercial Code as adopted and in effect in that State, as amended from time to time.

UK Financial Institution: means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

UK Resolution Authority: means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

Unit:  a dwelling unit in the Timeshare Project.

U.S. Tax Compliance Certificate: has the meaning specified in Section 2.15(g).

Vacation Club:  defined in the Background Statements.

Vacation Club Management Agreement:  the management agreement from time to time entered into between the Vacation Club Trustee and the Vacation Club Manager for the management of the Vacation Club.

Vacation Club Manager:  Bluegreen Resorts Management, Inc., a Delaware corporation, and such other Person from time to time employed by the Vacation Club Trustee to manage the Vacation Club.

Vacation Club Trust:  the trust established pursuant to the Vacation Club Trust Agreement and in accordance with F.S. Ch. 721 (the Florida Vacation Plans and Timesharing Act).

Vacation Club Trust Agreement:  means, collectively, that certain Bluegreen Vacation Club Amended and Restated Trust Agreement, dated as of May 18, 1994, by and among BVU, the Vacation Club Trustee, Bluegreen Resorts Management, Inc. and Bluegreen Vacation Club, Inc., as amended, restated or otherwise modified from time to time, together with all other agreements, documents and instruments governing the operation of the Vacation Club.

Vacation Club Trustee:  Vacation Trust, Inc., a Florida corporation, in its capacity as trustee under the Vacation Club Trust Agreement, and its permitted successors and assigns.

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Vacation Points:  the value placed upon a nightly or weekly occupancy of a timeshare unit pursuant to the terms of the Purchase Contract, which value may be set forth within the Demand Balancing Standard (as defined in the Vacation Club Trust Agreement).

Ward Financial:  Ward Financial Company, a Pennsylvania corporation.

WARN Act:  Worker Adjustment and Retraining Notification Act or any state law analogue.

Warranties:  all rights, titles and interests in and to all bonds, guarantees and warranties, if any, issued by any manufacturer or contractor in connection with construction or installation of equipment or any component of the Improvements included as part of the Property.

Withholding Agent: means Borrower and Administrative Agent.

Write-Down and Conversion Powers: means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2Other Definitional Provisions.

Capitalized terms used in this Agreement or in any Loan Document which are defined herein shall have the meanings set forth herein.  Capitalized terms defined in the Preliminary Statements or elsewhere in this Agreement shall have the meanings assigned to them at the place first defined.  As used herein, the term “this Agreement” shall include all exhibits, schedules and addenda attached hereto, all of which shall be deemed incorporated herein and made a part hereof.  The definitions include the singular and plural forms of the terms defined.  Any defined term which relates to a document, instrument or agreement shall include within its definition any amendments, modifications, supplements, renewals, restatements, extensions, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms hereof and thereof.  Unless otherwise specified, references to particular section numbers shall mean the respective sections of this Agreement.

The words “hereof”,  “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement.  In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”, and reference to a numbered or lettered subdivision of an Article, section or paragraph shall include relevant matter within the Article, section or paragraph which is applicable to but not within such numbered or lettered subdivision.  Whenever the words “including”,  “include”, or “includes” are used in the Loan Documents, they shall be interpreted in a non-exclusive manner as though the words, “without limitation,” immediately followed the same.

1.3Accounting Terms: Changes in GAAP.

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(a) Accounting Terms.  Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall be construed in conformity with GAAP.  To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.  Financial statements and other information required to be delivered by BXG to the Lenders pursuant to Section 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of BXG and its subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(b) Changes in GAAP.  If BXG notifies Administrative Agent that BXG requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent notifies BXG that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

1.4Rates.   Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the administration of, submission of, calculation of or any other matter related to any Index, any component definition thereof or rates referenced in the definition thereof or any alternative, comparable or successor rate thereto, including whether the composition or characteristics of any such alternative, comparable or successor rate will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Index, or (b) the effect, implementation or composition of any Index related changes.

1.5Divisions.     For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

2.LOAN COMMITMENT; USE OF PROCEEDS

2.1Loan.  Upon the terms and subject to the conditions set forth in this Agreement, Lenders, ratably in accordance with the respective Commitments, shall loan to or for the account of Borrower, and Borrower shall borrow and repay, the Loan in the maximum principal amount of $96,600,000, the proceeds of which will be used by Borrower (together with equity) for the purposes set forth in Section 2.3 below.  The Loan does not revolve.

2.2Continuation of Obligations Throughout Term.  This Agreement and Borrower's liability for Performance of the Obligations shall continue until the end of the Term.

2.3Use of Proceeds.  By way of background, Borrower has advised Administrative Agent that the projected costs to be incurred by Borrower in connection with the closing of the Acquisition and in connection with the making of the Post-Closing Improvements are as follows:

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BUDGETED COSTS FOR ACQUISITION	BORROWING PERCENTAGE	DESCRIPTION OF USE OF LOAN PROCEEDS
$76,100,000	70%	Purchase Price for the Acquisition
$2,200,000	70%	Estimated Closing Costs (i.e. loan fees, legal fees, title fees and other closing costs)
BUDGETED COSTS FOR POST-CLOSING IMPROVEMENTS	BORROWING PERCENTAGE	DESCRIPTION OF USE OF LOAN PROCEEDS

$36,250,000	70%	Rooms Component of Post-Closing Improvements (See Section 8.6)
$4,200,000	70%	Preview Center Component of Post-Closing Improvements (See Section 8.6)
$2,500,000	70%	New Resort Amenities Component of Post-Closing Improvements (See Section 8.6)
$6,300,000	70%	Furniture, Fixtures and Equipment Component of Post-Closing Improvements (See Section 8.6)
$10,450,000	70%	Contingency Cost for Post-Closing Improvements (See Section 8.6)
$138,000,000	70%	Total

The initial Borrowing will not exceed 70% of the Purchase Price and Closing Costs, identified above  (established by evidence reasonably satisfactory to Administrative Agent) with the balance of the Purchase Price and Closing Costs to be paid by an equity contribution made to BVU.  Subject to the conditions to a Borrowing contained Section 8.6, subsequent Borrowings (funds advanced pursuant to Section 8.6 collectively referred to as “Improvement Funds”)  will be made quarterly to fund a portion of the Post-Closing Improvements costs, as more fully set forth in Section 8.6 hereof.  In no event shall the cumulative Borrowings over the Term to exceed the Maximum Loan Amount. To the extent there is cost savings in the construction any of the Preview Center Component, Rooms Component, New Resort Amenities Component, such savings may be reallocated to fund any cost overruns in the construction of the other components, upon written notice to Administrative Agent.

2.4Repayment of Loan.  The Loan shall be evidenced by the Note and shall be repaid in immediately available funds according to the terms of the Note and this Agreement.

2.5Funding of Borrowings.

(a)Each Lender shall make the amount of each Borrowing to be made by it hereunder available to Administrative Agent in immediately available funds at Administrative Agent’s Office not later than 12:00 noon (Phoenix, Arizona time) on the proposed date thereof.  Administrative Agent will make all such funds so received available to Borrower in like funds, by wire transfer of such funds in accordance with the instructions provided in the applicable request.

(b)Unless Administrative Agent shall have received notice from a Lender, prior to the proposed date of any Borrowing that such Lender will not make available to Administrative Agent such Lender’s share of such Borrowing, Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.5(a) and may, in reliance upon such assumption, make available to Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to Administrative Agent, then the applicable Lender and Borrower severally agree to pay to Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from

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and including the date such amount is made available to Borrower to but excluding the date of payment to Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by Borrower, the interest rate applicable to Loans.  If Borrower and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period.  If such Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to Administrative Agent.

2.6Interest.  Except as otherwise provided in the Note or this Agreement, interest (“Basic Interest”) shall accrue on the unpaid principal balance of the Loan from time to time outstanding at the Basic Interest Rate.  Basic Interest is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days during the calendar month that the principal balance is outstanding.  Interest shall accrue on funds as of the date Administrative Agent wires such funds to Borrower or to any escrow agent handling disbursement of such funds.  Payments of principal and any other amounts due and payable under the Loan Documents (other than Basic Interest) shall accrue interest at the Default Rate after the occurrence and continuation of an Event of Default.  Borrower acknowledges and agrees that the Default Rate is reasonable in light of the increased risk of collection after the occurrence and continuation of an Event of Default.

2.7Payments.

(a)Borrower agrees punctually to pay or cause to be paid to Administrative Agent, for the ratable account of Lenders, all principal and interest due under this Agreement and the Note, respectively, with respect to the Loan.  All payments of principal, interest and fees on the Loan shall be made to Administrative Agent by federal funds wire transfer as instructed by Administrative Agent in immediately available funds.  If any payment of principal, interest or fees to be made by Borrower becomes due on a day other than a Business Day, such payment will be due on the next succeeding Business Day and such extension of time will be included in computing any interest with respect to such payment.

(b)If any installment of interest and/or the payment of principal is not received by Administrative Agent within 10 days after the due date thereof, then in addition to the remedies conferred upon Administrative Agent and Lenders pursuant to Section 7.2 hereof and the other Loan Documents, Administrative Agent may elect to assess a late charge of 5% of the amount of the installment due and unpaid, which late charge will be added to the delinquent amount to compensate Administrative Agent and Lenders for the expense of handling the delinquency; provided,  however, no late charge shall be imposed upon a payment to repay the Loan upon the Maturity Date or upon acceleration of the Loan.  Borrower, Administrative Agent and Lenders agree that such late charge represents a good faith and fair and reasonable estimate of the probable cost to Administrative Agent of such delinquency.  Borrower acknowledges that during the time that any such amount is in default, Administrative Agent and Lenders will incur losses which are impracticable, costly and inconvenient to ascertain and that such late charge represents a reasonable sum considering all of the circumstances existing on the date of the execution of this Agreement and represents a reasonable estimate of the losses Administrative Agent and Lenders will incur by reason of late payment.  Borrower further agrees that proof of actual losses would be costly, inconvenient, impracticable and extremely difficult to fix.  Acceptance of such late charge will not constitute a waiver of the default with respect to the overdue installment, and will not prevent Administrative Agent and Lenders from exercising any of the other rights and remedies available hereunder.  Borrower will pay a fee to Administrative Agent of $25.00 if Borrower makes a payment on the Loan and the check or preauthorized charge with which Borrower pays is later dishonored.

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2.8Minimum Required Payments.  Borrower shall make the following payments on the Loan:

(a)Interest Payments.  On the Monthly Payment Date beginning October 20, 2022, a monthly payment of interest only shall be due and payable, at the Basic Interest Rate, on the aggregate outstanding principal balance of the Loan in an amount equal to interest which accrued during the immediately preceding calendar month.

(b)Reserved.

(c)Release Process.  In connection with each closing of a sale of an item of Timeshare Inventory (“Closing Timeshare”), Borrower shall pay to Administrative Agent, for the account of the respective Lenders, an amount calculated in respect of each Closing Timeshare, until the earlier of the Maturity Date or until the Loan is paid in full (as to each Closing Timeshare, such amount is called the “Release Payment” and as to all Closing Timeshares, the aggregate of such amounts is called the “Release Payments”).

(i) The Release Payment per Closing Timeshare shall be an amount equal to the greater of (a) the Release Percentage multiplied by the sales price of each Closing Timeshare that is sold to a Purchaser or (b) an amount, calculated from time to time by Administrative Agent in good faith, as may be necessary to cause the Loan to be paid in full upon the initial sale of not more than 85% of the total Vacation Points (such total equaling at least 180,521,000 and 85% of such amount equaling at least 153,442,850) attributable to the Timeshare Inventory at the Property.  To the extent the then Release Percentage is not adequate to meet the 85% sellout requirement set forth in above, the Release Percentage shall either be appropriately adjusted upward in good faith, but not to exceed the initial Release Payment Percentage (i.e. 29.4%), or Borrower shall make a prepayment of the Loan (without a prepayment premium) to such a degree that the 85% sellout requirement will be met. To the extent that previously-sold Timeshare Inventory is recovered by Borrower through foreclosure, forfeiture or other means (including as a trade-in in connection with an upgrade), a Release Payment in the amount set forth above shall be paid upon the re-sale of Timeshare Inventory; however Borrower shall not be required to re-encumber such Timeshare Inventory under the lien of the Mortgage when such Timeshare Inventory is recovered.

(ii) On or before the Monthly Payment Date subsequent to the month in which the sale of a Closing Timeshare occurs, Borrower shall deliver, or cause to be delivered, to Administrative Agent, for the account the respective Lenders, the required Release Payment for such Closing Timeshare.  Upon the payment of the required Release Payment, Administrative Agent shall credit the Release Payment as provided in Section 2.11.  Borrower acknowledges that Administrative Agent shall have no obligation to execute or deliver or authorize the recording of any partial release of the Mortgage related to a Closing Timeshare prior to Administrative Agent's receipt of the Release Payment for such Closing Timeshare in good collected funds in U.S. dollars.  In connection with the sale of a Closing Timeshare to a Purchaser, Administrative Agent agrees to execute and deliver to Borrower the partial release referenced below, pursuant to which the security interest in such Closing Timeshare created by the Mortgage will be released if, and only if, all of the following conditions have been satisfied:

(A) The full Release Payment in respect of such Closing Timeshare shall have been paid to and received by Administrative Agent in good and collected funds; and

(B) If the Closing Timeshare is subject to the lien of the Mortgage, a partial release of Mortgage, in the form attached hereto as Exhibit F shall have been completed by Borrower and submitted to Administrative Agent with the aforesaid request, and Administrative Agent

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or Administrative Agent's attorneys, shall have reasonably approved the form of legal description to be included in such partial release.

Borrower shall bear the responsibility of recording any and all documents executed and delivered pursuant to this section.  Borrower shall also pay all escrow costs and recording and transfer costs in respect to such documents.

(iii) For the avoidance of doubt, and notwithstanding anything to the contrary set forth in this Agreement or the other Loan Documents, (A) the Timeshare Program Consumer Documents are not secured by the Mortgage or by the other Loan Documents and (B) Retail Merchandise, Consumables and Expendables may be utilized, sold or otherwise disposed of in the ordinary course of business, free of the lien of the Mortgage and other Loan Documents and without the payment of a Release Payment.

(d)Minimum Principal Reductions.  Borrower hereby agrees to pay to Administrative Agent,  for the account of the respective Lenders, by each Semi-Annual Payment Date (set forth in the table below), cumulative principal reduction payments equal to at least the amounts set forth in the table below (the “Minimum Cumulative Semi-Annual Payments”). The first Semi-Annual Payment Date will occur in April 20, 2023.  Release Payments paid by Borrower on or prior to a Semi-Annual Payment Date and previously paid Minimum Cumulative Semi‑Annual Payments paid by Borrower prior to a particular Semi-Annual Payment Date shall be taken into account in determining whether or not Borrower has paid the required Minimum Cumulative Semi-Annual Payment. The Minimum Cumulative Semi-Annual Payments shall be in addition to any interest owed or paid to Administrative Agent, for the account of the respective Lenders, pursuant to the Loan Documents.

Semi-Annual Payment Date	Minimum Cumulative Semi-Annual Payment
The date that is 6 months after the Effective Date	$1,000,000
The date that is 12 months after the Effective Date	$10,000,000
The date that is 18 months after the Effective Date	$20,000,000
The date that is 24 months after the Effective Date	$30,000,000
The date that is 30 months after the Effective Date	$40,000,000
The date that is 36 months after the Effective Date	$50,000,000
The date that is 42 months after the Effective Date	$60,000,000
The date that is 48 months after the Effective Date	$70,000,000
The date that is 54 months after the Effective Date	$80,000,000
Maturity Date	Remaining outstanding principal balance

In the event at the end of any semi-annual time period (i.e. the Semi-Annual Payment Date), the required Minimum Cumulative Semi-Annual Payment has not occurred, Borrower shall pay any shortfall to Administrative Agent, for the account of the respective Lenders, within 20 days thereafter, other than the payment due on the Maturity Date which shall be due on that date, with no 20-day extension.  All such payments of principal will be applied by Administrative Agent, for the account of the respective Lenders, as provided in Section 2.11.

(e)Reserved.

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(f)Final Payment.  The entire outstanding principal amount of the Loan, together with all other monetary Obligations due in respect of the Loan, shall be paid in full by not later than the earliest of: (i) the Maturity Date or (ii) the occurrence of an Event of Default (and Administrative Agent's election to accelerate the Loan).

2.9Prepayment.

(a) Borrower shall have not have the option to prepay the Loan in part or in full except with respect to the exceptions set forth in clause (b) below.

(b) Notwithstanding anything in Section 2.9(a) to the contrary, (i) prepayments in part or in full shall be permitted for any partial release payments of Timeshare Inventory; (ii) prepayments of the Loan resulting from prepayments from Borrower’s internal cash or draws and borrowings on Borrower’s corporate facilities shall be permitted, BUT ONLY AFTER the expiration of the Commitment Termination Date; and (iii) prepayments without penalty for condemnation, casualty, or any prepayments required to satisfy Sections 2.5, 2.14 or 2.17.

.

2.10Fees .

(a)Borrower agrees to pay to Administrative Agent for the account of Lenders a fee in the amount set forth in the Administrative Agency Fee Letter (the “Commitment Fee”), concurrently with the Closing of the Loan.  The Commitment Fee was fully earned as of the Effective Date in consideration for Lenders’ agreement to make the Loan to Borrower in accordance with the terms of this Agreement.  Regardless of whether Borrower repays or is required to repay the Loan prior to the end of the Maturity Date, Borrower will not be entitled to any refund of the Commitment Fee.

(b)Borrower agrees to pay to Administrative Agent for the account of Lenders an unused fee (the “Unused Fee”) on the unused amount of the Commitment of such Lender, which shall accrue at a rate per annum set forth in the Administrative Agency Fee Letter (i.e., 0.25% per annum) during the period from and including the Closing Date to but excluding the Commitment Termination Date.  Accrued Unused Fees shall be payable in arrears on the last Business Day of each month, commencing on the first such date to occur after the date hereof, and on the Commitment Termination Date.  For purposes of computing Unused Fees, the Commitment of any Lender shall be deemed to be used to the extent of the aggregate principal amount at such time of its outstanding Loans.

(c)Borrower agrees to pay to Administrative Agent for its own account the other fees payable in the amounts and at the times agreed pursuant to the Administrative Agency Fee Letter or otherwise in writing between Borrower and Administrative Agent.

(d)All fees payable under this Section shall be computed on the basis of a year of three hundred and sixty (360) days and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  Each determination by Administrative Agent of a fee hereunder shall be conclusive absent manifest error.

2.11Evidence of Debt.

(a)  Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender.  Administrative Agent shall maintain the Register in accordance with Section 10.9(c).  The entries made in the records maintained pursuant to this paragraph (a) shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein.  Any failure of any Lender or Administrative Agent to maintain

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such records or make any entry therein or any error therein shall not in any manner affect the obligations of Borrower under this Agreement and the other Loan Documents.  In the event of any conflict between the records maintained by any Lender and the records maintained by Administrative Agent in such matters, the records of Administrative Agent shall control in the absence of manifest error.

(b)  Upon the request of any Lender made through Administrative Agent, Borrower shall prepare, execute and deliver to such Lender a promissory note of Borrower payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and a form approved by Administrative Agent, which shall evidence such Lender’s Loans in addition to such records.

2.12Payments Generally.

(a)Payments by Borrower.  All payments to be made by Borrower hereunder and the other Loan Documents shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all such payments shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, at Administrative Agent’s Office in immediately available funds not later than 12:00 noon (Phoenix, Arizona time) on the date specified herein.  All amounts received by Administrative Agent after such time on any date shall be deemed to have been received on the next succeeding Business Day and any applicable interest or fees shall continue to accrue.  Administrative Agent will promptly distribute to each applicable Lender its ratable share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s applicable lending office (or otherwise distribute such payment in like funds as received to the Person or Persons entitled thereto as provided herein).  If any payment to be made by Borrower shall fall due on a day that is not a Business Day, payment shall be made on the next succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such next succeeding Business Day would fall after the applicable Maturity Date, payment shall be made on the immediately preceding Business Day.  Except as otherwise expressly provided herein, all payments hereunder or under any other Loan Document shall be made in U.S. Dollars.  Notwithstanding anything herein or elsewhere to the contrary, for purposes of calculating the interest payable to each Lender, the interest collected by and distributed by Administrative Agent to each Lender with respect to the Loan shall be equal to the Basic Interest Rate payable from time to time as set forth in this Agreement (including, without limitation, the Default Rate, if applicable) less fifteen  (15.0) basis points.  The difference, if any, between the Basic Interest payable by Borrower under this Agreement and the interest actually payable to each Lender as provided in this Section 2.12 shall constitute a servicing fee payable to and earned by Administrative Agent.

(b)Application of Insufficient Payments.  Subject to Section 7.2, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed L/C Disbursements, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other amounts then due to such parties, and (ii) second, to pay principal and unreimbursed L/C Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal or unreimbursed L/C Disbursements, as applicable, then due to such parties

(c)Presumptions by Administrative Agent.  Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the applicable Lenders, hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders the amount due.  In such event, if Borrower has not in fact made such payment, then each of the applicable Lenders, severally agrees to repay to Administrative Agent

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forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

(d)Deductions by Administrative Agent.  If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.5, 2.13 or 8.3, then Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by Administrative Agent for the account of such Lender for the benefit of Administrative Agent, to satisfy such Lender’s obligations to Administrative Agent, until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and for application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by Administrative Agent in its discretion.

(e)Several Obligations of Lenders.  The obligations of Lenders hereunder to make Loans, and to make payments pursuant to Section 8.3 are several and not joint.  The failure of any Lender to make any Loan or, as applicable, to fund any such participation or to make any such payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its applicable Loan, to purchase its participations, as applicable, or to make its payment under Section 8.3.

2.13Sharing of Payments.   If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then Lender receiving such greater proportion shall (a) notify Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders, ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:

(a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(i) the provisions of this paragraph shall not be construed to apply to (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to Borrower or any subsidiary thereof (as to which the provisions of this paragraph shall apply).

Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower in the amount of such participation.

Notwithstanding the foregoing or anything to the contrary in this Agreement, any other Loan Documents or as may be provided for in any Applicable Law (but, in any event, subject to the proviso hereto), the Administrative Agent, each Lender, each on behalf of itself, waives any and all rights to set off and apply any and all deposits whether they be general or special, time or demand, provisional or final, in whatever currency at any time held by the Administrative Agent, or such Lender to or for the credit or the account of any Borrower against any and

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all of the obligations of such Borrower now or hereafter existing under this Agreement or any other Loan Document to the Administrative Agent, or such Lender; provided that, subject to the terms and conditions of the applicable Security Document, the parties hereto acknowledge, understand and agree that the foregoing waiver is not intended to, and shall at no time, apply to any rights or remedies (including rights of set off) (whether arising pursuant to the Security Document, by law or in equity) as to and in respect of any Collateral.

2.14Increased Costs.

(a)Increased Costs Generally.  If any Change in Law shall:

(i)   impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(ii)  subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(ii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, or other Recipient, Borrower will pay to such Lender, or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)Capital Requirements.  If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)Certificates for Reimbursement.  A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to Borrower, shall be conclusive absent manifest error.  Borrower shall pay such Lender, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)Delay in Requests.  Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies Borrower

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of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

2.15Taxes.

(a)Defined Terms.  For purposes of this Section, the term  “Applicable Law” includes FATCA.

(b)Payments Free of Taxes.  Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law.  If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)Payment of Other Taxes by Borrower.  Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)Indemnification by Borrower.  Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)Indemnification by the Lenders.  Each Lender shall severally indemnify Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this paragraph (e).

(f)Evidence of Payments.  As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section, Borrower shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.

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(g)Status of Lenders.  (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (A), (B) and (D) of Section 2.15(g) (ii)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)  Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Borrower,

(A)  any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)  any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W‑8BEN-E; or

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(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W‑8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.

(h)Treatment of Certain Refunds.  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a

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less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)Survival.  Each party’s obligations under this Section shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, and the repayment, satisfaction or discharge of all obligations under any Loan Document.

2.16Inability to Determine Rates.  If, on or prior to the determination date for the Index:

(a)Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Index cannot be determined pursuant to the definition thereof, or

(b)the Required Lenders determine that for any reason in connection with any request for a Loan or a conversion thereto or a continuation thereof that the Index does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to Administrative Agent, then, in each case, Administrative Agent will promptly so notify Borrower and each Lender.

Upon notice thereof by Administrative Agent to Borrower, any obligation of the Lenders to make Loans based upon the Index, shall be suspended (to the extent of the affected Loans) until Administrative Agent revokes such notice.  Upon receipt of such notice, (i) Borrower may revoke any pending request for a borrowing of Loans using the Index (to the extent of the affected Loans are based upon the Index) or, failing that, Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstanding affected Loans will be deemed to have been converted into ABR Loans at the end of the applicable interest period.    Upon any such conversion, Borrower shall pay accrued interest on the amount so converted with the understanding that Basic Interest shall accrue and be payable at the ABR rate per annum, unitl a replacement Index is agreed upon pursuant to the terms of this Agreement.

2.17Illegality.   If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to the Index, or to determine or charge interest based upon the Index, then, upon notice thereof by such Lender to Borrower (through Administrative Agent) (an “Illegality Notice”), any obligation of the Lenders to make Loans using the Index, and any right of Borrower to continue Loans using the Index,  until each affected Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of an Illegality Notice,  Borrower shall, if necessary to avoid such illegality, within five (5)  Business Days notice from any Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all Index based Loans to ABR Loans, on the last day of the applicable interest period therefor, if all affected Lenders may lawfully continue to maintain such Index based Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Index based Loans to such day. Upon any such conversion, Borrower shall pay accrued interest on the amount so converted with the understanding that Basic Interest shall accrue and be payable at the ABR rate per annum, until a replacement Index is agreed upon pursuant to the terms of this Agreement.

2.18Reserved.

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2.19Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending or Issuing Office.  If any Lender requests compensation under Section 2.14, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall (at the request of Borrower) use reasonable efforts to, as applicable, designate a different lending or issuing office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender,  such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.15, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(c) Replacement of Lenders.  If any Lender requests compensation under Section 2.14, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender pursuant to Section 2.15 and, in each case, such Lender has declined or is unable to designate a different lending or issuing office in accordance with paragraph (a) of this Section, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or Section 2.15) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i) Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 10.9;

(ii) such Lender shall have received, as applicable, payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with Applicable Law; and
(v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.

Each party hereto agrees that (x) an assignment required pursuant to this Section 2.19(b) may be effected pursuant to an Assignment and Assumption executed by Borrower,  Administrative Agent,  and the assignee, and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute

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and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided,  further that any such documents shall be without recourse to or warranty by the parties thereto.

2.20Defaulting Lenders.

(a) Defaulting Lender Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(vi) Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 10.6(b).

(vii) Defaulting Lender Waterfall.  Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 7.9 shall be applied at such time or times as may be determined by Administrative Agent as follows:  first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent;  third, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement;  fourth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Loans owed to, all applicable Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the applicable Lenders pro rata in accordance with the applicable Commitments.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(viii) Commitment.  No Defaulting Lender shall be entitled to receive any Unused Fee for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(d) Defaulting Lender Cure.  If Borrower and Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the Commitments, whereupon, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided,  further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to

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Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.21Release of Mortgage.  Notwithstanding anything to the contrary in this Agreement, upon payment in full of all amounts owed under this Agreement (other than obligations intended to survive the repayment of the Loan), Administrative Agent shall promptly release the lien of the Mortgage and shall terminate all financing statements and other documents or instruments relating to the Collateral and take such other actions as may be necessary to release any such Collateral from Administrative Agent's lien at the sole cost and expense of Borrower.

3.SECURITY

3.1Grant of Mortgage and Security Interests.  To secure the payment and performance of the Loan and the other Obligations, for value received, Borrower unconditionally and irrevocably mortgages, assigns, pledges and grants to Administrative Agent, for the ratable benefit of Lenders, a continuing first priority mortgage and security interest in and to and lien upon all of Borrower’s rights, title and interest in and to the Property together with all of the following, in each case, all of Borrower’s rights, title and interest in and to, whether now owned or existing or hereafter acquired or arising (the Property together with the following, collectively, the “Collateral”) (subject however to the release of an item of Timeshare Inventory from the lien of the Mortgage under the conditions set forth in Section 2.7(c) hereof):

(a)The Property or portions thereof, as may be subsequently described based on platting or re-platting, and as the Property or portions thereof may be converted into a condominium or timeshare form of ownership, and developed, improved and configured, and including all structures, installations, fixtures and improvements now or hereafter erected, installed or located on the Land, and the utilities, utility agreements, water and sewer capacity reservation agreements, land use, zoning, vested rights and other governmental approvals, entitlements, special exceptions or variances relating to the Property and all tenements, hereditaments, easements, riparian and other rights and appurtenances pertaining to or benefiting the Property, whether now owned or existing or hereafter arising and acquired, and all present or future rights, title and interests in and to condominium or interval ownership (timeshare) property or developer retained property on the Property, and common elements, as may be established from time to time in connection with any condominium or timeshare regime, together with all existing or arising appurtenant rights and interests, and appurtenant and easement or related rights in and to the common elements, common areas or common amenities, each as may be established by any condominium or timeshare plan, and including any existing or future parking areas, recreational areas and amenities, roadways and walkways, lobby and common areas, and all installations, fixtures and improvements presently existing or hereafter constructed, erected, installed or located in or on or appurtenant to the Property;

(b)Easements, servitudes, licenses, leasehold interests (whether as lessor or lessee), and access and use rights in and to all Property facilities and amenities, and further including all rights of way, strips, gores of land, streets, ways, passages, alleys, and transport systems, and all water rights, mains, lines, laterals and any storm water, wastewater or sanitary sewer systems, installations, or fixtures, and related rights, and all riparian rights, appropriative rights, irrigation rights, water allocations and water stock, and all other utilities, utility agreements, easements, access and use agreements or licenses, water, sewer and other facilities, capacities, reservations, rights or deposits, and all related agreements and development orders or approvals, and all rights, title, licenses, permits or rights in, to or with respect to the Property, along with rights of surface or subsurface entry, and other rights and appurtenances, tenements and hereditaments pertaining to or benefiting the Property;

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(c)The utilities, utility agreements, “will-serve” agreements, tenements, hereditaments, easements, access and use agreements or licenses, water, sewer and other facilities, capacities, reservations or deposits, and all related agreements, and riparian and other rights and appurtenances pertaining to or benefiting the Property;

(d)All post-closing obligations owed by Seller to BVU under the PSA, including all rights under any post-closing covenants, representations, warranties and indemnities (to the extent assignable) which survive the closing of the Acquisition;

(e)All written or unwritten tenancies, leases, subleases, rentals, rental agreements, licenses (including any liquor licenses, to the extent assignable by law), arrangements or obligations, or leasehold interests of, from or pertaining to the Property or other agreement which grant a possessory interest in and to or right to use the Property, whether BVU is landlord, tenant or other party (all of the foregoing, collectively, “Pledged Leases”), and all rents, deposits, credits, issues, income, accounts, profits, concessions, entry fees, revenues, royalties, proceeds and benefits thereof or with respect thereto or deriving therefrom, all damages received upon the occurrence of a default under any of the Pledged Leases and all proceeds payable under any policy of insurance covering loss of rents with respect thereto (collectively, “Rents”);

(f)All credits, fees, rebates, revenues, payments, monies, contract rights,  deposits, options, privileges and rights of BVU under or with respect to the overall development of the Property, including all monetary deposits which BVU has been required to give to any public or private utility with respect to utility services furnished to the Property, and all fees paid to or on behalf of governmental or quasi‑governmental agencies, for whatever purposes and by whatever means, together in any case with all rights to receive a refund of such monetary deposits;

(g)All owned or leased furniture, furnishings, fixtures, equipment and machinery of every kind and description located in or on or used in connection with the Property;

(h)Rights and benefits in, to and under heating, ventilating and air cooling and air conditioning equipment and apparatus, electrical equipment, switchboards, plumbing equipment, lifting apparatus, gas and electric fixtures and installations, elevators, escalators, fittings and machinery, together with any and all replacements thereof, substitutions therefor and additions thereto;

(i)All management, maintenance, service, utility, development, amenities (including golf course access and use), amenity usage, security or technical service and other agreements or arrangements relating to the use, occupancy, maintenance, construction, management, operation, service or enjoyment of or the sale of timeshare interests from, the Property, or relating to BVU’s business at the Property, and any agreements guaranteeing the performance of any of them,  unless such agreement are subject to the negative pledge as set forth in Section 6.2(e) hereof;

(j) Any casualty, hazard, liability, builders’ risk, business interruption or other insurance and insurance policies, including payment, performance and completion bonds, insuring against claims or loss with respect to the Property or the other Collateral, or for business interruption or otherwise relating to BVU or its business at the Property;

(k)Documents, instruments, goods, equipment, accounts, accounts receivable, inventory, supplies, chattel paper, General Intangibles, contract rights and agreements relating to the use, occupancy, maintenance, sale, or enjoyment of the Property, including contracts for sale of any portion of the Property and receivables deriving therefrom, and any other tangible or intangible personal property located at, arising out of,

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or used or useful in connection with the Property, relating to the Property, or the other Collateral, and all payments or proceeds (exclusive of the Timeshare Program Consumer Documents);

(l)Extensions, additions, improvements, accessions, betterments, renewals, substitutions and replacements of, for or to any of the Collateral, wherever located, together with the products, proceeds, issues, rents and profits thereof, including insurance proceeds and the proceeds of any condemnation or eminent domain awards, or any agreements in lieu of condemnation of eminent domain, or in respect of injury or waste to, or taking of, or decrease in value of, the Property, and of any claims or rights regarding any of the other Collateral;

(m)All books and records, and all written or computer information, computer tapes, disks and software relating to the Collateral;

(n)The right of BVU to collect and receive all sums which may be due to BVU or which BVU may have or thereafter become entitled to demand or claim under the any of the foregoing;

(o)all right, title and interest in and to motor vehicles, golf carts, and boats (excluding the Champagne Lady), jet skis and other watercraft used in connection with the Property;

The rights of BVU to terminate, perform, compel the performance of or exercise remedies under, any of the foregoing; and

(p)All replacements and substitutions for, modifications of, supplements, addenda and additions to, the foregoing.

The  Collateral shall not include the name "Bluegreen," "Bluegreen Vacation Club" or any variation thereof, or the reservation systems owned by BVU, or its affiliates.

3.2Perfection.  BVU agrees, at its own expense, to execute, deliver and record/file the Mortgage and the financing statements provided for by the UCC Code, file Mortgagee’s Interest in Spirituous Alcoholic Beverage perfecting Administrative Agent’s security interest in the liquor licenses, and to take such other action as may be required to perfect and continue the perfection of the Mortgage and security interests in the Collateral, including, without limitation, executing, delivering, and recording/filing any and all other instruments or documents required by Administrative Agent.

3.3Location.  All tangible Collateral which is personal property is to remain at all times at the Property, and Borrower may not transfer the Collateral from such premises without the prior written approval of Administrative Agent, which will not be unreasonably withheld or delayed.  Notwithstanding the foregoing, BVU shall have the right to sell, consume, replace and replenish items of Collateral in the nature of Furnishings, Consumables, Retail Merchandise and Expendables (acquired by BVU), in the ordinary course of business, and modify, cancel and renew Hotel Contracts (and those arising after the Effective Date), in the ordinary course of business, without the prior written consent of Administrative Agent.

3.4Maintenance of Security.  Borrower will maintain or cause to be maintained in full force and effect throughout the Term (except as otherwise expressly provided in such Loan Document), as security for the Performance of the Obligations, the Loan Documents and all other security required to be given to Administrative Agent, for the ratable benefit of Lenders, pursuant to the terms of this Agreement.

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4.CONDITIONS PRECEDENT TO BORROWING; METHOD OF DISBURSEMENT

4.1Closing Conditions.  The obligation of Lenders to consummate the transaction contemplated by this Agreement and make the initial disbursement of the Loan (the “Closing”) is subject to the fulfillment or waiver of each of the following conditions to the satisfaction of Administrative Agent, in the exercise of its sole discretion:

(a) Executed Counterparts.  Administrative Agent shall have received from each party hereto a counterpart of this Agreement and the other Loan Documents signed on behalf of such party (or written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement). All Loan Documents shall be in form and content satisfactory to Administrative Agent.

(b) Certificates.  Administrative Agent shall have received such customary certificates of resolutions or other action, incumbency certificates or other certificates of officers of Borrower as Administrative Agent may require evidencing the identity, authority and capacity of each officer thereof authorized to act as an officer in connection with the Loan Documents;

(c) Corporate Documents.  Administrative Agent shall have received such other documents and certificates (including Organizational Documents and good standing certificates) as Administrative Agent may reasonably request relating to the organization, existence and good standing of Borrower and any other legal matters relating to Borrower, the Loan Documents or the transactions contemplated thereby.

(d) Opinion of Counsel to Borrower.  Administrative Agent shall have received an opinion of Greenspoon Marder LLP, counsel to Borrower, addressed to Administrative Agent and the Lenders and dated the Closing Date, in form and substance satisfactory to Administrative Agent (and Borrower hereby instructs such counsel to deliver such opinion to such Persons).

(e) Payment of Fees and Expenses.  Borrower shall have paid or shall have made arrangements satisfactory to Administrative Agent for the payment of all fees required to be paid under the terms of this Agreement and all reasonable costs and expenses incurred by Administrative Agent in connection with the documentation, negotiation, and closing of the Loan, including the Commitment Fee, all reasonable and documented attorneys' fees and expenses and all recording fees, taxes, title premiums, and other expenses associated therewith.

(f) KYC Information.  Upon the reasonable request of any Lender made at least ten days prior to the Closing Date, Borrower shall have provided to such Lender (i) the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Closing Date, and (ii) a Beneficial Ownership Certification in relation to Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

(g) Litigation.  Except as disclosed in BVH’s most recent SEC filing and as otherwise disclosed to Administrative Agent in the Litigation Summary attached hereto as Exhibit H approved by Administrative Agent, there shall be no bankruptcy, foreclosure action or other material litigation or judgments pending or outstanding against Borrower or any Affiliates (each a “Material Party”), or the Property.  Material litigation shall not include matters in which (a) a Material Party is plaintiff and no counterclaim is pending or (b) Administrative Agent determines in its sole discretion that such litigation is immaterial due to settlement, insurance coverage, frivolity or amount of claim.

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(h) Closing of Acquisition.  All conditions precedent to the closing of the Acquisition are satisfied (or waived with the prior written approval of Administrative Agent)  and the Seller is irrevocably committed to transfer the Property to Borrower contingent solely upon payment of the applicable purchase price contained in the PSA. All of the deliverables required of the Seller under Section 9 of the PSA (as amended) have delivered in the manner contemplated under the PSA to the extent required by the Borrower.  Other than to the extent disclosed to Administrative Agent in writing prior to the Closing to Borrower’s knowledge, Seller has performed all of the obligations of Seller that were required to be performed by it prior to the closing under the PSA.

(i) No Prohibited Actions.  Borrower shall not have taken any action or permitted any condition to exist which would have been prohibited by any provision of or constitute an Event of Default under the Loan Documents if such documents had been binding and effective.

(j) Borrower Equity.  Administrative Agent shall have received satisfactory evidence immediately prior to the closing of the Acquisition, that Borrower has deposited with the escrow agent handling the Acquisition the amount necessary to close the Acquisition (after taking into account the funding of the Loan) as more fully reflected in its settlement statement prepared by such escrow agent and approved by Administrative Agent.

(k) Terms and Conditions.  Immediately prior to the closing of the Acquisition,  the terms and conditions to closing set forth in this Agreement and the other Loan Documents shall have been satisfied, all covenants and agreements to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Administrative Agent, and the representations and warranties contained in the Loan Documents shall be true and correct in all material respects.

(l) Appraisal.  Administrative Agent shall have received an appraisal of the Property, from an appraiser selected by Administrative Agent and in form and content and with an effective date satisfactory to Administrative Agent, reflecting (i) the “as-completed” value of the Property as a vacation ownership timeshare resort, including the value of all commercial space at the Property and the improvements to be undertaken by Borrower, less (ii) the value of personal property and other furniture, fixtures and equipment contained in the Property (the “Property Value”).  The appraisal shall demonstrate that the Loan to Value does not exceed 75%. As used herein, the term “Loan to Value” means the ratio, expressed as a percentage, determined by dividing (i) the amount of the Loan (i.e. $96,600,000) by (ii) the as-completed Property Value.    Such appraisal shall comply with all federal and state standards for appraisals and otherwise shall be satisfactory to Administrative Agent in all material respects.  Borrower agrees to pay the costs and expenses for all appraisals and reviews thereof as ordered by Administrative Agent pursuant to this paragraph.

(m) Insurance Policies.  Administrative Agent shall have received evidence that the policies of insurance (or certificates thereof) required by Administrative Agent, including those policies required by Section 6.1(c) set forth below, together with evidence of the payment of the premiums therefor, are in place.

(n) Hazardous Materials Report/Reliance Letter.  Administrative Agent shall have received a detailed report, in form satisfactory to Administrative Agent, by a qualified engineer, which shall include, inter alia, a certification that such engineer has obtained and examined a list of prior owners, tenants and other users of all or any portion of the Property or the Improvements thereon, and has made an on-site physical examination of the Property, and a visual observation of the surrounding areas, and, except as set forth in such report, has found no evidence of past or present Hazardous Materials activities or the presence of Hazardous Materials, together with, if required by Administrative Agent, a "reliance letter" addressed to Administrative Agent with respect to such report/certification.

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(o) Survey. A current survey of the Property certified to Administrative Agent and the Title Insurer satisfactory to Administrative Agent.

(p) Flood Insurance.  If any of the Improvements are located in an area designated as "flood prone" or a "special flood hazard area" under the regulations for the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973 or any extensions, renewals, amendments, modifications or replacements thereof. Borrower shall maintain the maximum coverage for the Improvements available under the federal flood insurance plan plus such additional limits required, if any, such that the total limits of insurance equal at least (a) the 100% insurable replacement cost of the Improvements plus twelve (12) months' gross business income or rents, if any; or (b) such other amount reasonably acceptable to Administrative Agent. Administrative Agent reserves the right to require flood insurance irrespective of flood zone designation.

(q) Property Condition. A property condition report with respect to the Property satisfactory to Administrative Agent.
(r) Valid Lien. The Mortgage is a valid lien upon the Property and is prior and superior to all other liens and encumbrances thereon except those approved by Administrative Agent in writing.
(s) Title Policy. Title Insurer is irrevocably committed to issue the Title Policy to Administrative Agent.
(t) Budget. A copy of the Budget satisfactory to Administrative Agent.

(u) Franchise Agreement.  The Franchise Agreement is either (i) terminated, or (ii) the Borrower has provided evidence of Seller’s termination thereof or Borrower’s lack of liability under such Franchise Agreement.

(v) Other Documents. Administrative Agent shall have received such other documents as Administrative Agent or the Required Lenders (through Administrative Agent) may reasonably request.

4.2Conditions to All Borrowings.  The obligation of each Lender to make a Borrowing (including its initial Borrowing) is additionally subject to the satisfaction of the following conditions:

(a)the representations and warranties of Borrower set forth in this Agreement and in any other Loan Document shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date of such Borrowing (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date); and

(b)no Default shall have occurred and be continuing or would result from such Borrower or from the application of proceeds thereof.

Each Borrowing request by Borrower hereunder shall be deemed to constitute a representation and warranty by Borrower on and as of the date of the applicable Borrower as to the matters specified in clauses (a) and (b) above in this Section unless otherwise indicated in writing to the Administrative Agent.

5.REPRESENTATIONS AND WARRANTIES

As an inducement to Administrative Agent and Lenders to execute this Agreement, make the Loan, and disburse the proceeds of the Loan, Borrower represents and warrants to Administrative Agent and Lenders the truth and accuracy of the matters set forth in this Article 5.

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5.1Good Standing.  Borrower is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing and authorized to do business in each jurisdiction where at any time the location or nature of its properties or its business makes such good standing and qualification necessary, except where the failure to be so qualified will not have a material adverse effect on the business or financial condition of Borrower or the validity or enforceability of the Loan Documents.  Borrower has full power and authority to carry on its business and own its property.

5.2Power and Authority; Enforceability.  Borrower has full power and authority to execute and deliver the applicable Loan Documents and to Perform the Obligations, and to own, pledge, mortgage, hypothecate and otherwise encumber and operate its property, including the Collateral.  BVU has the full power and authority to execute and deliver the PSA and to perform its obligations thereunder.  All action necessary and required by Borrower's Articles of Organization and all other Legal Requirements for Borrower to obtain the Loan and close the Acquisition, and for Borrower to execute and deliver the Loan Documents and all other documents and instruments which have been or will be executed and delivered in connection with the Loan Documents and to Perform the Obligations has been duly and effectively taken.  The applicable Loan Documents are and, to Borrower's knowledge, shall be, legal, valid, binding and enforceable against Borrower and do not violate the Applicable Usury Law and the execution and delivery of the applicable Loan Documents by Borrower does not constitute a default or result in the imposition of a lien under the terms or provisions of any agreements to which Borrower is a party.  No consent of any governmental agency or any other Person not a party to this Agreement is or will be required as a condition to the execution, delivery or enforceability of the Loan Documents or to the closing by BVU of the Acquisition.

5.3Borrower's Principal Place of Business.  Borrower's principal place of business and chief executive office are as follows:   C/O Bluegreen Vacations Corporation, 4960 Conference North, Suite 100, Boca Raton, Florida, 33431.  During the past five (5) years, Borrower has not been known by any other name (exclusive of fictitious names and "d/b/a's") other than as set forth in Exhibit I or located in any address other than as set forth in this Agreement.

5.4Collateral.

(a)Title.  Borrower has and will have good and marketable title to the Collateral, free and clear of any lien, security interest, charge or encumbrance except for (i) the security interest created by this Agreement or otherwise created in favor of Administrative Agent, (ii) the sale of Consumables, Retail Merchandise and Expendables in the ordinary course of business, and (iii) the Permitted Encumbrances.   After closing of the Acquisition, no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Agent.  Borrower shall defend Administrative Agent against and save Administrative Agent harmless for, from and against all claims of any Persons other than Administrative Agent with respect to the Collateral, and this indemnity shall include all reasonable and documented attorneys’ fees and legal expenses incurred by Administrative Agent in connection therewith.

(b)Perfection of Security Interest.  The execution and delivery of this Agreement and the other Loan Documents, the filing or recording of UCC‑1 Financing Statements and, if required, UCC‑3 amendments in the applicable public records in Florida and the recording in the public records in Bay County, Florida of the Mortgage and the fixture filing will create in favor of Administrative Agent a valid and perfected continuing first priority security interest in the Collateral.  The Collateral secures and shall secure the full payment and performance of the Obligations.

5.5No Misrepresentations.  The Loan Documents and all certificates, financial statements and written materials furnished to Administrative Agent by or on behalf of Borrower in connection with the Loan

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do not contain as of the date furnished to Administrative Agent any untrue statement of a material fact or omit to state a fact which materially adversely affects or in the future may materially adversely affect the Property, the Collateral, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations.  All financial statements furnished to Administrative Agent by or on behalf of Borrower in connection with the Loan will be prepared in accordance with GAAP.

5.6No Default for Third Party Obligations.  Borrower is not in default under any other material agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing or in violation of or in default under any material term in any other material agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority with respect to the Collateral to which it is a party or by which it is bound.

5.7Payment of Taxes .  Borrower has filed all tax returns and have paid all Taxes, if any, required to be filed by it or paid by it when due, including real estate taxes and assessments relating to the Property or the Collateral, after the closing of the Acquisition,  unless the same is being appealed or contested in good faith and unless as a result of such appeal, the execution and enforcement of such taxes and assessments is stayed pending the outcome of such appeal.

5.8Governmental Regulations.  Borrower is not subject to regulation under the Investment Company Act of 1940, as the same may be amended from time to time, or any federal or state statute or regulation limiting its ability to incur debt or perform the Obligations.

5.9Employee Benefit Plans.  BVU does not maintain any pension, retirement, profit sharing or similar employee benefit plan that is subject to the Employee Retirement Income and Security Act of 1974 as the same may be amended from time to time pursuant to which such entity's contribution requirement is made concurrently with the employee's contribution.  BXG has a pension, profit sharing or other compensatory or similar plan of BXG (herein after called a “Plan”) providing for a program of deferred compensation for any employee or officer.  No fact or situation, including but not limited to, any “Reportable Event,” as that term is defined in Section 4043 of the Employee Retirement Income Security Act of 1974 as the same may be amended from time to time (“Pension Reform Act”), exists or will exist in connection with any Plan of BXG which might constitute grounds for termination of any Plan by the Pension Benefit Guaranty Corporation or cause the appointment by the appropriate United States District Court of a Trustee to administer any such Plan.  No “Prohibited Transaction” with respect to BXG within the meaning of Section 406 of the Pension Reform Act exists or will exist with respect to any Plan upon the execution and delivery of the Loan Documents or the performance by the parties hereto of their respective duties and obligations hereunder, except a prohibited transaction that qualifies for an exemption under the Pension Reform Act.  BXG will (1) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Sections 302 through 305 of the Pension Reform Act with respect to each Plan; (2) promptly,  upon written request therefor, furnish to Administrative Agent copies of each annual report required to be filed pursuant to Section 103 of the Pension Reform Act in connection with each Plan for each Plan Year, including any certified financial statements or actuarial statements required pursuant to said Section 103; (3) notify Administrative Agent immediately of any fact, including, but not limited, to any Reportable Event arising in connection with any Plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan; and (4) notify Administrative Agent of any “Prohibited Transaction” with respect to BXG as that term is defined in Section 406 of the Pension Reform Act, except a prohibited transaction that qualifies for an exemption under the Pension Reform Act.  BXG will not (a) engage in any Prohibited Transaction, except a prohibited transaction that qualifies for an exemption under the Pension Reform Act or (b) terminate any such Plan in a manner which could result in the imposition of a lien on the property of BXG pursuant to Section 4068 of the Pension Reform Act.

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5.10Securities Activities.  Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System in effect from time to time), and not more than 25% of the value of the assets of either such entity consists of such margin stock.  Furthermore, none of the proceeds of the Loan will be used to purchase or carry any “margin stock” and no portion of the proceeds of the Loan will be extended by Borrower to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in this Agreement (including the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued under it, including Regulations G, T, U and X of the Federal Reserve Board, 12 C.F.R. Part 11.

5.11Minimum Number of Vacation Points.  Following conversion of the Hotel and other portions of the Property to timeshare use, the Property shall yield at least 180,521,000 Vacation Points (the “Minimum Vacation Points”).

5.12Common Enterprise.  To the extent that more than one Person is named as Borrower hereunder, each such Borrower acknowledges that the successful operation and condition of Borrowers are partially dependent on the continued successful performance of the functions of Borrowers as a whole and the successful operation of each Borrower is dependent on the successful performance and operation of the other Borrowers.  Each Borrower expects to derive benefit (and the board of directors or other governing body of each such Borrower has determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by Administrative Agent hereunder, both in their separate capacities and as members with the other Borrowers of an interrelated group of companies.  Each Borrower has determined that execution, delivery and performance of this Agreement and any other Loan Documents to be executed by such Borrower is within its corporate or company purpose, will be of direct and indirect benefit to such Borrower and is in its best interest.

5.13Representations as to the Property.

(a)Access.  The Property (including all amenities) has access over easements to a publicly dedicated road and all roadways, and parking lots that serve the Property are and will be common elements or easement parcels appurtenant to the Property.

(b)Utilities.  Electric, gas, sewer, water facilities and other necessary utilities are lawfully available in sufficient capacity to service the Property and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

(c)Improvements.  All costs arising from the acquisition, installation, construction and completion of any improvements and the purchase of any equipment, inventory, or furnishings located in or on the Property have been or will be promptly and timely paid.

(d)Zoning Laws, Building Codes, Etc..  The Property has been, and Borrower hereby covenants that all future improvements to the Property (including, without limitation, the Post-Closing Improvements) will be, completed in material compliance with all Legal Requirements, including without limitation all applicable zoning codes, building codes, health codes, fire and safety codes, and other applicable laws, including without limitation environmental laws in a manner that Borrower's failure to so comply would not reasonably be expected to result in a Material Adverse Change.  All inspections, licenses, permits required to be made or issued in respect of such buildings and amenities have been and Borrower hereby covenants will be, made or issued by the appropriate authorities.  The use and occupancy of such buildings for their intended purposes is and Borrower hereby covenants will be, lawful under all applicable laws.  Final certificates of

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occupancy or the equivalent for the existing improvements to the Property have been issued by the appropriate governmental authority.

5.14Litigation and Proceedings.  Other than as disclosed in Exhibit H, and other than as disclosed in BVH’s most recent SEC filing and quarterly updates thereafter, there are no actions, suits, proceedings, orders, injunctions, bankruptcy actions, or foreclosure actions pending or, to the knowledge of Borrower, threatened, in any court, at law or in equity, or before or by any governmental authority, against or affecting Borrower, the Vacation Club, the Timeshare Manager, Bluegreen Inc. or the Property, which, if adversely determined, would result in a Material Adverse Change to Borrower, the Vacation Club, the Timeshare Manager, Bluegreen Inc.  or the Property or which would materially impair the ability of Borrower to complete its Obligations under the Loan Documents and PSA (as to BVU), or which would attack the validity, enforceability, or priority of any of Administrative Agent's liens or of any material provisions of the Loan Documents, at law or in equity.  None of the matters reflected on Exhibit H or as disclosed in BXG’s most recent SEC filing are reasonably expected to result in a Material Adverse Change to Borrower, the Vacation Club, the Timeshare Manager, BXG or the Property or are reasonably expected to materially impair the ability of Borrower to complete its or their Obligations under the Loan Documents, or would attack the validity, enforceability, or priority of any of Administrative Agent's liens or of any material provisions of the Loan Documents, at law or in equity.  Borrower has not received any notice the import of which would result in a Material Adverse Change to its financial condition or the performance of its Obligations, or to the Property or the Collateral.  Borrower will promptly notify Administrative Agent if any action, litigation or proceeding is commenced or threatened against it that could result in a Material Adverse Change.  Notwithstanding the foregoing, to the extent any required update or report is covered by the public filings made with the United States Securities & Exchange Commission and related to BXG, Borrower shall be deemed to be in compliance with this Section 5.14.

5.15Subsidiaries, Affiliates and Capital Structure.  BVU is wholly‑owned by BXG.  Administrative Agent acknowledges that BVH is publicly traded.

5.16Solvency.  Each Borrower is solvent.  No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

5.17No Material Adverse Change in Financial Condition.  There has been no Material Adverse Change in the financial condition of Borrower or its subsidiaries since the date of the most recent financial statements delivered to Administrative Agent.

5.18Brokers; Payment of Commissions.  No consultant, advisor, broker, agent, finder or intermediary has acted on Borrower's behalf in connection with the negotiation of this Agreement or the consummation of the transactions contemplated hereby.  Borrower has been advised by Administrative Agent or its agents that Ward Financial is the only consultant, advisor, broker, agent, finder or intermediary that has acted on Administrative Agent’s behalf in connection with the negotiation of this Agreement or the consummation of the transactions contemplated hereby.  Administrative Agent agrees to pay Ward Financial a commission pursuant to a separate agreement between Administrative Agent and Ward Financial.  Borrower agrees to indemnify Administrative Agent for any compensation due to Ward Financial as a result of the acts of Borrower and any additional compensation due to any other Person claiming any commission or finder's fee or other compensation as a result of any actions by such Person for or on behalf of Borrower.

5.19Sanctions; Anti-Corruption.

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(a)None of Borrower,  any of its subsidiaries or, to the knowledge of Borrower, any director, officer, of Borrower or any of its subsidiaries is an individual or entity (“person”) that is, or is owned  or controlled by persons that are:  (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State,  the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority  (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions.

(b)Borrower, its subsidiaries or, to Borrower’s knowledge,  their respective directors or officers are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law,  in all material respects.  Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to promote and achieve continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws.

5.20Beneficial Ownership Certification.  As of (a) the Closing Date, the information included in the Beneficial Ownership Certification delivered to Administrative Agent is true and correct in all respects and (b) as of the date delivered, the information included in each Beneficial Ownership Certification is true and correct in all respects.

5.21Acquisition. Borrower has performed to its satisfaction such investigations, inspections, analyses and research of the Property concerning the condition, ownership, use and operation of the Property, including, but not limited to, investigations, inspections, analyses and research of: (i) present and future laws, statutes, rules, regulations, ordinances, limitations, restrictions or requirements concerning the use, location and suitability of the Property or any existing or proposed development or build-out or condition thereof (collectively, “Regulations”), including, but not limited to, zoning, environmental and other such Regulations; (ii) the necessity and availability of any building permits, environmental impact reports, or any other governmental permits, approvals, entitlements or acts in respect of the Property (collectively, “Approvals”); (iii) the necessity or existence of any dedications, fees, charges, costs or assessments that may be imposed in connection with any Regulations or the obtaining of any Approvals; (iv) the economic value of the Property; (v) the seismic and structural integrity of the improvements forming the Property; (vi) any surface, soil, subsoil, geologic or ground water conditions or other physical conditions of or affecting the Property; (vii) the extent or condition of title to the Property and the extent of existing encumbrances against the Property; (viii) the operation and management of the Hotel; (ix) any labor union or employment matters affecting the Hotel; (x) the terms and conditions of the Hotel Contracts, and (xi) the presence, use, transportation or storage of hazardous materials on, over, under or nearby the Property.  To the extent that Borrower has learned of any material adverse matters as a result of such investigations, inspections, analyses and research, Borrower has disclosed such adverse matters to Administrative Agent in writing prior to the Closing.  To the actual knowledge of Borrower, there are no condemnation proceedings relating to the Property that are either pending or threatened.

5.22Survival and Additional Representations and Warranties.  The representations and warranties contained in this Article 5 are in addition to, and not in derogation of, the representations and warranties contained elsewhere in the Loan Documents.

6.COVENANTS

6.1Affirmative Covenants.

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(a)Good Standing.  Borrower will maintain its existence as a business organization of the same type as when it signed this Agreement, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and remain in good standing and authorized to do business in the jurisdiction where at any time the location or nature of its properties or its business then makes such good standing and qualification necessary, except where the failure to be so qualified will not have a material adverse effect on the business or financial condition of any such Persons.  Borrower will maintain full authority to Perform the Obligations and to carry on their businesses and own their properties, except where the failure to be so authorized will not have a material adverse effect on the business or financial condition of any such Persons, the validity or enforceability of the Loan Documents or the Performance of the Obligations.

(b)Compliance with Legal Requirements.  Borrower will comply with all Legal Requirements in all material respects, including all Legal Requirements of Florida and all other jurisdictions in which Timeshare Inventory will be sold or offered for sale.

(c)Insurance, Casualty and Condemnation

(i)Insurance Requirements.  At all times throughout the Loan term, Borrower shall, at its sole cost and expense, maintain (or cause the maintenance of) insurance, and shall pay (or cause the payment of), as the same becomes due and payable, all premiums in respect thereto, including, but not necessarily limited to:

(A)Property.  For all of the improvements at the Property, a policy of standard “all risk” fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of one hundred percent (100%) of the full replacement value against “all risks of physical loss” including without limitation a guaranteed replacement cost and code compliance coverage endorsement including boiler and machinery insurance coverage, heating, air conditioning equipment, and other equipment of such nature, and insurance against loss or damage to personal property located at or on the Property by fire, hurricane, and other hazards covered by such insurance (with deductibles reasonably acceptable to Administrative Agent).  All such insurance shall be payable to Administrative Agent under a standard mortgagee loss payable endorsement.  Such insurance policy and each portion thereof shall be in the broadest and most comprehensive form available in the market at the time such policy is issued or amended.  Such policy shall, if required by Administrative Agent, contain an agreed value clause sufficient (as determined by Administrative Agent) to eliminate any risk of coinsurance.

(B)Liability.  Insurance protecting Borrower and Administrative Agent against loss or losses from liability imposed by law or assumed in any written contract and arising from personal injury, including bodily injury or death, or a limit of liability of not less than $1,000,000 (combined single limit for personal injury and property damage per occurrence), $2,000,000 aggregate, and an umbrella excess liability policy in an amount not less than $15,000,000 protecting Borrower and Administrative Agent against any loss or liability or damage for personal injury, including bodily injury or death, or property damage.  Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations.

(C)Business Interruption.  Business interruption insurance (extra expense/loss of income insurance) in an amount sufficient to cover any loss of income from the Property in an amount of not less than actual loss sustained for a period of twelve (12) months.

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(D)Flood.  A policy or policies of flood insurance in the maximum amount of flood insurance available with respect to the Project under the National Flood Insurance Program.  This requirement will be waived upon presentation of evidence satisfactory to Administrative Agent that no portion of the site is located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

(E)Earthquake.  Earthquake insurance in such amount as required by Administrative Agent, provided such insurance is available at commercially reasonable prices, but in no event shall the coverage be less than the full amount required by the “Probable Maximum Loss” or “PML” study for the Project.

 (ii)Other.  All insurance required shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Borrower and subject to the approval of Administrative Agent which shall not be unreasonably withheld.  Such companies should be authorized to insure property located in the State of Florida.  The company issuing the policies shall be rated “B+” or better by A.M. Best Co., in Bests' Key guide.  All property policies evidencing the insurance required shall name Administrative Agent and its successors and/or assigns as first mortgagee and all liability policies evidencing the insurance required shall name Administrative Agent and its successors and/or assigns as an additional insured, shall not be cancelable as to the interests of Administrative Agent due to the acts of Borrower, and shall provide for at least thirty (30) days prior written notice of the cancellation or modification thereof to Administrative Agent.

(iii)Evidence.  All such certificates of insurance evidencing that such insurance is in full force and effect, shall be delivered to Administrative Agent on or before the Effective Date (together with proof of the payment of the premiums thereof).  Prior to the expiration of each such policy, Borrower shall furnish Administrative Agent evidence that such policy has been renewed or replaced in the form of a certificate reciting that there is insurance coverage in place of the types and in the amounts required hereunder.

(iv)Adjustments.  Borrower shall give immediate written notice to the insurance carrier and to Administrative Agent of any material loss in respect to which a claim is being made.

(v)Use and Application of Insurance Proceeds.  In the event that any portion of the Property is damaged or destroyed, the provisions of the Mortgage shall govern the repair and restoration obligations and the disposition of insurance proceeds.

(vi)Condemnation.  Borrower shall immediately notify Administrative Agent of the institution of any proceeding for the condemnation or other taking of the Property or any portion thereof.  The provisions of the Mortgage shall govern the repair and restoration obligations and the disposition of condemnation proceeds.

(d)Reports.  Borrower shall keep adequate records and books of account reflecting all financial transactions of Borrower and with respect to the Property, and the Collateral, in which complete entries will be made in accordance with GAAP.  So long as the Obligations remain outstanding, Borrower shall furnish or cause to be furnished to Administrative Agent and Lenders the following at Borrower's sole cost and expense:

(i)Inventory Reports.  Once sales of Timeshare Inventory have commenced, within 30 days after the end of each calendar quarter, a quarterly report showing (with respect to the Encumbered Timeshare Product): (i) all sales of Timeshare Inventory (including cash sales); (ii) all remaining available inventory of Units and Timeshare Inventory; (iii) a schedule of sales prices per Vacation Point (based on historical data); and (iv) an annual sales forecast for the Encumbered

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Timeshare Product.  Such reports shall be certified by Borrower to be true, correct and complete and shall be provided in a form to be reasonably approved by Administrative Agent.

(ii)Quarterly Financial Reports.  Within sixty (60) days after the end of fiscal quarterly periods ending March, June and September of each fiscal year, management prepared unaudited balance sheet and statements of income (on a fiscal quarter to date basis and a cumulative year-to-date basis as required by GAAP) of BXG (prepared on a consolidated basis), certified by the chief financial officer or treasurer of the subject of such statement, prepared in accordance with GAAP (other than with respect to BXG), including in comparative form the corresponding figures as of the end of the corresponding prior year quarter of the subject, all in reasonable detail, subject to year-end adjustments.

(iii)Year End Financials.  As soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of BXG:  (i) the balance sheets of BXG as of the end of such year and the related statements of income, retained earnings (or its equivalent as applicable), prepared in accordance with GAAP, certified by the chief financial officer (or an acceptable equivalent) of BXG and prepared on a consolidated basis, setting forth in comparative form the corresponding figures as of the end of the previous fiscal year, all in reasonable detail, including all supporting schedules and comments, and prepared in accordance with GAAP and (ii) a schedule of all outstanding Indebtedness of BXG, describing in reasonable detail each such debt or loan outstanding and the principal amount with respect to each such debt or loan.  The annual financial statements for BXG shall be audited by a Certified Public Accountant acceptable to Administrative Agent and shall be accompanied by an unqualified opinion as to going concern and scope of audit (if such scope limitation would be reasonably deemed to have an adverse impact on such financial statements taken as a whole) of such accountant.

(iv)Officer's Certificate.  Together with each set of quarterly and annual Financial Statements or reports delivered to Administrative Agent pursuant to this Agreement, a Compliance Certificate from the president, chief executive officer, chief financial officer or treasurer of Borrower in the form attached hereto as Exhibit J.

(v)Post-Closing Improvements.    Within thirty (30) days after the end of fiscal quarterly periods ending March, June and September of each fiscal year, commencing with the quarter ending December 31, 2022, Borrower shall provide updates as to the Post-Closing Improvements, including without limitation, a current status report for such Post-Closing Improvements and an updated Budget of expenses in reasonable detail broken out by original cost plus or minus any revisions to date, total cost incurred to date and remaining cost to be completed for such Post-Closing Improvements.

(ix)Tax Returns and Tax Receipts.  On or before October 15 of each calendar year, BVU shall furnish to Administrative Agent a copy of BVU’s tax returns as filed with the Internal Revenue Service.  Additionally, promptly upon request, copies of filed tax returns and tax statements and evidence of payment of all taxes levied on the Property (including transient occupancy taxes and real estate taxes) prior to the date such taxes become delinquent.  Furthermore, promptly upon request, BXG shall furnish to Administrative Agent a copy of BXG’s tax returns as filed with the Internal Revenue Service.

 (vii)Notice of Default or Event of Default.  Promptly upon becoming aware of the existence of any condition or event which constitutes an Default or an Event of Default or of any event which would cause any representation or warranty to be incorrect or materially misleading if made at that time, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto.

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(viii)Notice of Claimed Default.  Promptly upon becoming aware that the holder of any material obligation or of any other evidence of material Indebtedness of Borrower has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower is taking or proposes to take with respect thereto.

(ix)Material Adverse Developments.  Promptly upon becoming aware of any development or other information which may result in a Material Adverse Change to Borrower,  the Timeshare Association, the Property, the Collateral or the business, prospects, profits or condition (financial or otherwise) of Borrower or the ability of Borrower to perform its Obligations under this Agreement, telephonic or telefaxed notice, followed by mailed written confirmation, specifying the nature of such development or information and such anticipated effect.

(x)Other Reports.  Promptly upon request of Administrative Agent, copies of each written notice or request, financial statement, budget or other information received by Borrower under or with respect to the Timeshare Declaration and/or the Timeshare Association's Articles of Incorporation or By-Laws, whether in its capacity as Declarant, owner of a Unit, owner of Timeshare Inventory or otherwise.  Promptly upon request of Administrative Agent, Borrower shall furnish to Administrative Agent such other reports, statements, notices or written communications relating to Borrower,  the Property,  the Timeshare Association or the Loan as Administrative Agent may require, in its reasonable discretion.

(xi)Timeshare Association Reports.  Promptly upon request, copies of budgets for the operation of the Timeshare Association and Property (which budget shall include projections for operating expenses, capital improvements, maintenance and replacement reserves, dues and assessments and developer subsidies or guarantees).

(xii)State Audits.  Within twenty (20) days following its availability, any audit reports prepared by any state regulatory agency with respect to the Property (to the extent legally permissible).

(xiii)Annual Timeshare Association Financial Statements.  Borrower shall deliver to Administrative Agent, as soon as available and in any event within one hundred eighty (180) days after the end of each fiscal year: (a)  the income and retained earnings statements of the Timeshare Association, for such fiscal year, (b) the balance sheets of the Timeshare Association as at the end of such fiscal year, and (c) the audited statements of cash flow of the Timeshare Association for such fiscal year; setting forth in comparative form the corresponding figures as at the end of the previous fiscal year, all in reasonable detail, including all supporting schedules and comments.  Such statements shall be prepared in accordance with GAAP.  Such statements shall be audited by Templeton & Company or another independent certified public accountant of recognized standing acceptable to Administrative Agent, with respect to which such accountants shall deliver their unqualified opinion.

(xiv)Additional Information.  Such other information respecting the business, properties, assets, operations and condition, financial or otherwise, of Borrower,  the Timeshare Association and the Property as Administrative Agent may from time to time reasonably request.

(xv)Financial References.  Notwithstanding anything contained to the contrary herein, all references to financial information to be provided by Borrower, shall be deemed to refer solely to BXG, on a consolidated basis.

(e)Reserved.

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(f)Payment of Taxes.  Borrower will file all tax returns and will pay all taxes and assessments, if any, required to be filed by it or paid by it when due, including real estate taxes and assessments relating to the Property or the Collateral.

(g)Taxes Imposed on Administrative Agent or any Lender.  Upon Administrative Agent’s delivery of notice to Borrower with reasonable evidence thereof, Borrower will promptly pay upon demand all Taxes imposed upon Administrative Agent or any Lender by any state of the United States or political subdivision thereof or the United States by reason of the Loan Documents, the Collateral and/or any sale, rental, use, delivery or transfer of title to the Collateral, other than taxes, levies, imposts, deductions, charges or withholdings imposed on, or measured by reference to, the net income payable or franchise tax payable by Administrative Agent or any Lender to any state of the United States or political subdivision thereof or to the United States under Section 11 or 1201 of the Internal Revenue Code, as amended, or otherwise in consequence of the receipt of payments provided for in the Loan Documents.  If it is unlawful for Borrower to pay such Taxes, Borrower shall not be required to pay such Taxes; but Administrative Agent may demand payment of such additional amount as is necessary to maintain Lenders’ yields on the Loan in either a single payment or at Administrative Agent's option, in installment payments, and Borrower will pay such amount upon demand.    If Administrative Agent has not received evidence satisfactory to it from Borrower that such Taxes have been paid by Borrower within 5 Business Days after demand was made upon Borrower to make such payment, each Lender may, at its option, pay the same, and Borrower shall immediately reimburse such Lender for such sums so expended, together with interest at the Default Rate.  If Borrower pays any such Taxes and such Lender subsequently receives a refund or reimbursement of such amounts, such Lender shall promptly deliver such refund or reimbursement (without interest) to Borrower provided no Default or Event of Default exists.

(h)Further Assurance.  Borrower will execute or cause to be executed all documents or instruments and do or cause to be done all acts necessary for Administrative Agent to perfect or evidence and to continue the perfection of the liens and security interest of Administrative Agent in the Collateral or otherwise to effect the intent and purposes of the Loan Documents.

(i)Fulfillment of Obligations Under Project and Consumer Documents.  Borrower will fulfill, and will cause its Affiliates, agents and independent contractors at all times to fulfill, all their respective material obligations to Purchasers.  Borrower will Perform all of its material obligations under the Timeshare Program Consumer Documents and the Timeshare Program Governing Documents.

(j)Material Increases to Assessments.  Borrower (i) will use its best efforts to cause the Timeshare Association to (A) discharge its obligations under the applicable Timeshare Program Governing Documents and (B) maintain a reasonable reserve for capital improvements to the Timeshare Project.  Borrower will pay the maintenance fees and assessments on its unsold Timeshare Inventory when due.

(k)Maintenance of Property and Other Property.  Borrower will maintain or use reasonable efforts to have others maintain,  in good condition and repair the Property and all common areas in the Property and other on-site amenities which have been or will be promised or represented as being available to Purchasers, subject to the Permitted Exceptions.  Borrower will maintain or cause the Timeshare Association to maintain a reasonable reserve to assure compliance with the terms of the foregoing sentence.

(l)Maintenance of Larger Tract.  To the extent that the Property is either (i) part of a larger common ownership regime or planned development or (ii) parts of buildings in which Units are located are not part of the Property, Borrower will pay its commercially reasonable share of common expenses to be allocated to the Property.  Borrower will use commercially reasonable efforts to cause all such property which

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is not part of the Property to be professionally managed in a first class manner substantially similar to the manner in which the Property is managed.

(m)Financial Covenants.  Throughout the Term, tested quarterly:

(i)  Maximum Total Net Leverage Ratio. Borrower shall not, as of the Closing Date and as of the last day of each fiscal quarter of Borrower, permit the Total Net Leverage Ratio to be greater than 2.25 to 1.00.

(ii)  Minimum Interest Coverage Ratio. Borrower shall not, as of the last day of each fiscal quarter of Borrower, permit the Interest Coverage Ratio to be less than 2.50 to 1.00.

(n)Exchange Affiliation.  Promptly upon written request, Borrower shall provide Administrative Agent with evidence that the Timeshare Project is affiliated with a nationally recognized exchange program at such time as the Property has been converted to timeshare use.

(o)Right to Inspect.  Borrower will permit Administrative Agent, each Lender and their representatives and consultants at all reasonable times to inspect the Property and to inspect and audit Borrower's books, records, operations and sales and copy Borrower's books and records, on an annual basis (or on a more frequent basis during the continuance of an Event of Default).  In connection with such audits and inspections, Borrower shall supply to Administrative Agent and Lenders any documents, bank statements or other records within the custody or control of Borrower as is reasonably requested by Administrative Agent or a Lender.  All such audits and inspections shall be performed at Borrower's expense, which shall include reimbursement of all reasonable travel and transportation, lodging and food expenses incurred in connection therewith.  In addition, Administrative Agent and each Lender acknowledge that the information produced by Borrower in response to any such inspection or audit contains information which Borrower, Administrative Agent and each Lender deems “confidential,” “proprietary” and “secret”.  Each of Administrative Agent and each Lender shall hold and, shall at all times ensure that it and its Affiliates, including, without limitation, its employees, agents, representatives and consultants, hold in confidence all such information, and will prevent (a) the disclosure by it or its Affiliates, including, without limitation, its employees, agents, representatives and consultants, to other Persons of any proprietary, confidential or secret information of Borrower or Purchasers or (b) the use of such information other than for the purposes set forth in this subsection 6.1(o), unless authorized to do so in writing by Borrower.

(p)Management and Marketing.  At all times during the Term, the Manager and the Timeshare Manager shall have substantial experience and expertise in the hospitality industry and with respect to hotel and timeshare operations of a type and quality substantially similar to the Hotel and Timeshare Project and shall be a Person reasonably acceptable to Administrative Agent (notwithstanding the fact that the Timeshare Association may be responsible for the management of the Timeshare Project).  At all times during the Term, the Vacation Club Manager shall have substantial experience and expertise in the hospitality industry, with respect to an operation substantially similar to the Vacation Club.  Administrative Agent approves Bluegreen Resorts Management, Inc. as the Timeshare Manager for the Timeshare Project and as the Vacation Club Manager.

(q)Reserved.

(r)Reserved.

(s)Reserved.

(t)Purchase and Sale Agreement.  BVU agrees, in its commercially reasonable judgment, to diligently enforce all post-closing obligations owed to it by Seller under the PSA, including indemnity

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obligations and obligations arising from breaches of any representations and warranties.  Without Administrative Agent’s prior written consent, BVU agrees not to waive any rights it has against Seller under the PSA.  BVU hereby appoints Administrative Agent as its true and lawful attorney-in-fact, with full rights and powers, for purposes of enforcing BVU’s rights against the Seller under the PSA in the name of BVU or Administrative Agent, upon the occurrence and during the continuance of an Event of Default.  This power of attorney is coupled with an interest and is irrevocable.  The foregoing power of attorney is material inducement to the agreement of Administrative Agent to enter into this Agreement and to consummate the transaction contemplated hereby.  Any proceeds received by Administrative Agent as a result of the exercise of exercise of such an enforcement action, during the pendency of an Event of Default, shall be paid to Administrative Agent and applied against the outstanding Obligations.

(u)WARN Act. BVU shall, or shall cause its manager to, (i) hire, rehire and/or continue to employ (as applicable) a sufficient number of Hotel employees after the closing under the PSA so as to prevent the application of the WARN Act or (ii) timely pay any amounts owed to the Hotel employees and any other costs, fees and penalties arising from BVU's violation of the WARN Act.

(v)Timeshare Association.    Administrative Agent acknowledges that at the time of the execution of this Agreement, no Timeshare Association has been formed with respect to the Timeshare Project and the covenants, representations, warranties and other provisions contained this Agreement and the other Loan Documents that pertain to or are intended to bind a Timeshare Association are presently of no force or effect, given the absence of a Timeshare Association.  However, in the event Borrower subsequently forms a Timeshare Association for the Timeshare Project, such covenants, representations, warranties and other provisions contained this Agreement and the other Loan Documents that pertain to or are intended to bind a Timeshare Association shall then become applicable to such Timeshare Association.  Borrower agrees to give Administrative Agent prompt written notice at such time as a Timeshare Association has been formed and promptly furnish Administrative Agent with a copy of the filed Articles of Incorporation (certified by the filing office) and Bylaws (certified by an officer) for the Timeshare Association.

(w)Timeshare Declaration.    Administrative Agent acknowledges that at the time of the execution of this Agreement, no Timeshare Declaration has been recorded against the Land and all references to a Timeshare Declaration that are contained in this Agreement and the other Loan Documents are presently of no force or effect, given the absence of a Timeshare Declaration.  However, in the event Borrower subsequently prepares a Timeshare Declaration for recording against the Land, such references shall then become applicable to such Timeshare Declaration.  Borrower agrees to give Administrative Agent prompt written notice at such time as Borrower intends to record a Timeshare Declaration against the Land and promptly furnish Administrative Agent with a copy of the unrecorded Timeshare Declaration for Administrative Agent’s reasonable review and approval before the same is recorded against the Land and upon Administrative Agent’s reasonable approval of such Timeshare Declaration and related documents, Administrative Agent shall execute a consent to such Timeshare Declaration for recording in the public records. Furthermore, at such time as the Timeshare Declaration is recorded, BVU agrees to collaterally assign its declarant’s rights to Administrative Agent as further security for the payment and performance of the Obligations, pursuant to the Collateral Assignment of Declarant’s Rights, in a form reasonably acceptable to Administrative Agent and Borrower, which assignment will be recorded in in the Official Public Records of Bay County, Florida.

(x)Timeshare Project. For the avoidance of doubt, all provisions of this Agreement and the other Loan Documents that are applicable to the Property shall also apply to the Timeshare Project at such time that the Timeshare Project exists.

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(y)Sanctions; Anti-Corruption Laws.   Borrower will maintain in effect policies and procedures designed to promote compliance by Borrower and its subsidiaries with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws.

(z)Additional Beneficial Ownership Certification.   At least five (5) days prior to any Person becoming a Borrower, if requested by any Lender, Borrower shall cause any such Person that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and has not previously delivered a Beneficial Ownership Certification to deliver a Beneficial Ownership Certification to Administrative Agent and the Lenders.

(aa)Post-Closing Matters.

(i) Within thirty (30) days of the Closing Date (or such later date that Administrative Agent may agree in its sole discretion), Borrower shall have delivered evidence to Administrative Agent that the Submerged Lands Lease with the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida dated on or about August 20, 2018 (the “Submerged Lands Lease”) has been bifurcated with the applicable lessor so that BVU has a direct lease with the Board of Trustees for the portion of such land as conveyed to Borrower under the terms of the PSA.

6.2Negative Covenants.

(a)Change in Borrower's Name, Principal Place of Business, Jurisdiction of Organization or Business.  Borrower will not change its name or jurisdiction of organization or move its principal place of business or chief executive office except upon not less than sixty (60) days' prior written notice to Administrative Agent.  BVU's business shall include the development, construction, ownership, management and sale of Timeshare Inventory in the Timeshare Project, and in such other timeshare projects as it may develop, construct, own, manage and sell from time to time.

(b)Restrictions on Additional Indebtedness.  Subject to the additional restrictions set forth in Section 6.2(c) below, BVU will not incur any additional Indebtedness, in connection with the Property, including any liability under any capitalized lease or any liability as a guarantor or other contingent liability, except for (a) unsecured Indebtedness incurred in the ordinary course of business and (b) secured Indebtedness incurred in the ordinary course of business, including capitalized leases, not secured by the Collateral.

(c)Ownership and Control.  Without the prior written consent of Administrative Agent and each Lender, Borrower will not: (i) sell, convey, lease, pledge, hypothecate, encumber or otherwise transfer Collateral, other than in accordance with and as permitted by the terms of this Agreement; (ii) permit or suffer to exist any liens, security interests or other encumbrances on the Collateral, except for the Permitted Encumbrances and liens and security interests expressly granted to Administrative Agent; (iii) permit the sale, conveyance, lease, transfer or disposition of the Property or other Collateral, other than the sale of Timeshare Inventory in arms-length transactions in Borrower's ordinary course of business under the conditions set forth in Section 2.7(c) this Agreement and other than the use, sale and disposal of Consumables, Retail Merchandise and Expendables in the ordinary course of business; (iv) permit or suffer to exist any change in the legal or beneficial ownership of BVU from that which existed on the Effective Date; (v) cease operation, liquidate or dissolve; or (vi) merge or consolidate with or into another Person, unless Borrower is the surviving Person.

(d)Making Loans.  Other than the providing of purchase money financing to Purchasers of Timeshare Inventory, commission advances to sales associates in the ordinary course of business and other than inter‑company loans with BXG or with subsidiaries of either BXG or BVU,  BVU shall not loan funds to any Person.

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(e)Negative Pledge.  Until such time as all of the payment Obligations of Borrower have been Performed in full, Borrower agrees not to pledge, encumber or assign (either collaterally or outright) (or permit such pledge, encumbrance or assignment) to any Person or grant to any Person (or permit the granting to any Person) of a lien on or a security interest in (i) any developer or declarant's rights under the Timeshare Declaration other than in favor of Administrative Agent (unless an intercreditor agreement, in form and substance reasonably satisfactory to Administrative Agent and such other Administrative Agent, is executed, addressing such developer or declarant's rights), (ii) any contracts, licenses, permits, plans or other intangibles used in connection with the Property, the marketing and sale of Timeshare Inventory and/or the management and/or operations of the Property, (iii) the Reservation System (except that a non-exclusive license to use the Reservation System granted to any Person, including Administrative Agent, shall not be deemed a pledge, encumbrance or assignment (either collaterally or outright) or the granting of a lien or security interest in violation of this subsection 6.2(e)), (iv) any property management agreements in any way relating to the Property,  including, without limitation, the Timeshare Management Agreement, and all replacements and substitutions thereof, (v) any sales or marketing agreements in effect from time to time concerning the sale and marketing of Timeshare Inventory at the Property, (vi) any other agreements now or hereafter in existence related to the development or operation of a timeshare project at the Property, including management, marketing, maintenance and service contracts, (vii) any intangibles, licenses and permits with respect to the Property; or (viii) any right to vote on matters with respect to which owners of Timeshare Inventory may vote, and Borrower shall not grant any proxy rights in that regard.  The aforementioned negative pledge shall be included within the financing statements that are filed and recorded against Borrower.

(f)Sanction; Ant-Corruption Use of Proceeds.  Borrower will not, directly or indirectly, use the proceeds of the Loans or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law,  or (ii) (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions,  or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as Administrative Agent, Arranger, Lender, underwriter, advisor, investor, or otherwise).

(g)Prohibited Drug Law Activities.  BVU shall not enter into any lease, license, sublease, occupancy agreement or other agreement with any Person involving or relating to the use or occupancy of the Property (or any portion thereof) which would be a violation of any state and/or federal laws relating to the use, sale, possession, cultivation and/or distribution of any controlled substances, including without limitation any Person engaged or intending to engage in activities (whether for commercial or personal purposes) regulated under any Arizona law or other applicable law relating to the medicinal use and/or distribution of marijuana (“Prohibited Drug Law Activities”).  BVU shall keep Administrative Agent advised of each action it takes or plans to take in compliance with the requirements of this Section 6.2(g).  Compliance with the covenants in this Section 6.2(g) is a material consideration and inducement to Administrative Agent in its agreement to make the Loan to Borrower, and any failure of BVU to comply with the foregoing requirements shall constitute an Event of Default hereunder.  In addition, and not by way of limitation, Borrower hereby agrees to indemnify, defend and hold Administrative Agent harmless for, from and against any loss, claim, damage or liability arising from or related to BVU's breach or violation of said covenants, including without limitation any seizure and forfeiture to the United States without compensation to Administrative Agent, free and clear of Administrative Agent's first lien security interest in and to the Property, or any action taken by the state or federal government to accomplish same.  BVU shall, within ten (10) Business Days following a request from Administrative Agent, provide Administrative Agent with a written statement setting forth its efforts to comply with the provisions of this Section 6.2(g) and stating whether to BVU’s knowledge any Prohibited Drug Law Activities are or may be on-going and/or have occurred in, on or around the Property.

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6.3Survival of Covenants.  The covenants contained in this Article 6 are in addition to, and not in derogation of, the covenants contained elsewhere in the Loan Documents.

7.DEFAULT

7.1Events of Default.  The occurrence of any of the following events or conditions shall constitute an event of default (an “Event of Default”) by Borrower under the Loan Documents:

(a)Payments.  (i) Borrower fails to make any payment of principal or interest under the Loan within 3 Business Days of its respective due date, (ii) except to the extent provided in clause (iii) hereof, Borrower fails to make any payment of fees or other amounts with respect to the Loan (including Release Payments) within 3 Business Days of its respective due date or (iii) Borrower fails to make any reimbursement payment to Administrative Agent within the lesser of the number of days following written demand by Administrative Agent as set forth in the relevant section dealing with such reimbursement obligation or 10 days following written demand for payment.

(b)Covenant Defaults.  Borrower fails to perform or observe any covenant, agreement or obligation contained in this Agreement or in any of the Loan Documents.  However, if any default described in this Section 7.1(b) is curable and if Borrower has not been given a notice of a similar default within the preceding twelve (12) months, such default may be cured if Borrower after receiving written notice from Administrative Agent demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Administrative Agent deems in Administrative Agent's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical, which, in all events, must occur within sixty (60) days of such failure.  The foregoing notice and cure period shall not apply to a breach by Borrower of any covenant or agreement obligating Borrower to pay the Loan or any other amounts due under the Loan Documents, the covenants, agreements, and obligations in Sections 6.1(c)(i) (provided,  however, that, in connection with Sections 6.1(c)(i), in all circumstances other than the lapse of insurance, the foregoing notice and cure period specified above shall apply),  6.1(g),  6.1(m), 6.1(u), 6.2(b),  6.2(c), 8.6(c) or 8.7 or the covenants, agreements and obligations that are otherwise specifically addressed in other subsections of this Section 7.1.

(c)Cross-Default.  The occurrence of an Event of Default, or any similar event, under any other loan facility or arrangement between BVU and/or BXG and any Lender or of any Lender’s Affiliates.  For the avoidance of doubt, in no event shall the Loan be cross‑defaulted with the inventory or receivables loan facilities supplied by any Lender to Bluegreen/Big Cedar Vacations, LLC.  Furthermore, in no event shall the inventory or receivables loan facilities supplied by any Lender to Bluegreen/Big Cedar Vacations, LLC be cross‑defaulted with the Loan.

(d)Environmental Default.  Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in the Environmental Indemnity which is not cured within the cure period in Section 7.1(b).

(e)Default by Borrower in Other Agreements.  Any default by BXG resulting in a declared event of default in respect to the Indebtedness of BXG under the Fifth Third Loan Agreement, until such default is cured under the Fifth Third Loan Agreement.

(f)Warranties or Representations.  Any material statement, representation or warranty made by or on behalf of Borrower in the Loan Documents, any financial statements or any other writing

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delivered to Administrative Agent or any Lender in connection with the Loan is false, misleading or erroneous in any material respect as of the date made or reaffirmed.

(g)Termination of Borrower.  The dissolution of either Borrower (regardless of whether election to continue is made) or any other termination of Borrower's existence as a going business.

(h)Enforceability of Liens.  If (i) this Agreement or any of the Loan Documents ceases to be in full force and effect; or (ii) any lien or security interest granted by Borrower to Administrative Agent, for the benefit of Lenders, in connection with the Loan is or becomes invalid or unenforceable or is not, or ceases to be, a perfected first priority lien or security interest in favor of Administrative Agent, for the benefit of Lenders, subject to the Permitted Exceptions, encumbering the asset to which it is intended to encumber and Borrower does not execute such documents to correct same within ten (10) days of written demand by Administrative Agent.

(i)Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings with regard to the Collateral, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of BVU or by any governmental agency, including a garnishment of any of BVU's accounts, including deposit accounts, with Administrative Agent or any Lender which is not dismissed within the earlier of (i) thirty (30) days of filing or commencement of such proceeding or (ii) ten (10) days prior to any action which would result in an actual forfeiture or foreclosure of any Collateral.

(j)Reserved.

(k)Event of Default.  The occurrence of any Event of Default, as such term is defined in any other Loan Document.

(l)Bankruptcy.  A petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against either Borrower (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within forty‑five (45) days of its filing), or a custodian, receiver or trustee for either Borrower the Property or any Collateral is appointed, or either Borrower makes an assignment for the benefit of creditors, or is adjudged insolvent by any state or federal court of competent jurisdiction, or admits its insolvency or inability to pay its debts as they become due, or an attachment or execution is levied against the Property or any Collateral.

(m)Attachment, Judgment, Tax Liens.  The issuance, filing or levy or seizure against Borrower of one or more attachments, executions, tax liens or judgments for the payment of money in excess of $500,000 on an individual basis and $2,000,000 in the aggregate (as to either Borrower)  which is not discharged in full or stayed (through appeal or otherwise) within thirty (30) days after issuance or filing, or the issuance by a court of competent jurisdiction of an injunction or similar restraint that is reasonably likely to result in a Material Adverse Change to either Borrower or the Property.

(n)Material Adverse Change.  Any Material Adverse Change as determined by Administrative Agent in good faith occurs in the financial condition of either Borrower, the Property or in the condition of the Collateral.

(o)Criminal Proceedings.  The indictment of either Borrower under any criminal statute, or the commencement of criminal or civil proceedings against either Borrower pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any Collateral, or Borrower engages or participates in any “check kiting” activity regardless of whether a criminal investigation has been commenced.

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(p)Loss of License.  The loss, revocation or failure to renew or file for renewal of any material registration, approval, license, permit or franchise now held or hereafter acquired by Borrower or with respect to the Property, or the failure to pay any fee, which is necessary for the continued operation of the Property or the BVU’s business in the same manner as it is being conducted at the time of such loss, revocation, failure to renew or failure to pay, except, in any of the foregoing cases, where any such failure would not reasonably be expected to result in a Material Adverse Change or where the same is corrected within thirty (30) days of written notice thereof.

(q)Suspension of Sales.   The issuance of any stay order, cease and desist order or similar judicial or nonjudicial sanction that materially adversely limits or otherwise affects any Timeshare Inventory sales or financing activities or the ability of BVU to own or operate the Property, and, with respect to any such sanction only, which sanction is not dismissed, terminated or rescinded within thirty (30) calendar days, and as a consequence thereof Borrower ceases its day-to-day timeshare business operations, except where such suspension would not be reasonably expected to result in a Material Adverse Change.

(r)Reserved.

(s)Timeshare Documents.  If after recording of the Timeshare Declaration, any of the other documents creating or governing the Property, its timeshare regime, or the Timeshare Association, or the restrictive covenants with respect to the Property, shall be terminated, amended or modified in any material adverse manner with respect to Administrative Agent’s Collateral or the ability of Borrower to Perform its Obligations.

(t)Removal of Collateral.  If Borrower conceals, removes, transfers, conveys, assigns or permits to be concealed, removed, transferred, conveyed or assigned, or interferes with Administrative Agent's rights in any of the Collateral in violation of the terms of the Loan Documents or with the intent to hinder, delay or defraud any of its creditors including Administrative Agent.

(u)Operating Contracts.  If any material default shall occur by Borrower under material agreements or arrangements relating to the use, operation, maintenance, service or enjoyment of the Property, including with respect to management, marketing and sales, in any material adverse manner with respect to Administrative Agent’s Collateral or the ability of Borrower to Perform its Obligations.

(v)Vacation Club.  (i) There occurs a termination or dissolution of the Vacation Club; or (ii) once the Timeshare Project exists, the Timeshare Project ceases to be a component resort of the Vacation Club.

7.2Effect of an Event of Default; Remedies.  At any time after an Event of Default has occurred (including an Event of Default arising from a failure to pay the Loan in full on the Maturity Date) and while such Event of Default is continuing, Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, in addition to the rights and powers granted elsewhere in the Loan Documents and not in limitation thereof,  do any one or more of the following:

(a)terminate the Commitment;

(b) declare the Note and all other sums owing by Borrower to Lenders in connection with the Loan, immediately due and payable without further notice, presentment, demand or protest, which are hereby waived by Borrower; except that in the case of an Event of Default of the type described in Section 7.1(l), such acceleration shall be automatic and not optional;

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(c)proceed to protect and enforce its rights and remedies under the Loan Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute;

(c)request and have appointed a receiver with respect to Borrower and/or the Collateral, and to that end, Borrower hereby consents to the appointment of a receiver by Administrative Agent, for the benefit of Lenders, in any action initiated by Administrative Agent pursuant to this Agreement, and Borrower waives any notice and posting of a bond in connection therewith;

(d)at its discretion, retain all or part of the Collateral in partial or full satisfaction of the Obligations to the extent permitted by applicable law; however, Administrative Agent will not be considered to have offered to retain the Collateral in satisfaction of the Obligations, unless Administrative Agent has entered into a written agreement with Borrower to that effect;

(e)exercise on behalf of Administrative Agent and the Lenders, all the rights and remedies of a secured party upon default under the UCC Code (whether or not the UCC Code applies to the affected Collateral) including (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent which is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent’s offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Administrative Agent may deem commercially reasonable.  Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice of the time and place of any sale shall constitute reasonable notification.  At any sale of the Collateral, if permitted by law, Administrative Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Administrative Agent.  Borrower shall remain liable for any deficiency.  Administrative Agent shall not be required to proceed against any Collateral but may proceed against Borrower directly.  To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

(f) exercise a right of setoff in all Borrower's accounts with any Lender established under or in connection with this Loan;

(g) increase the rate of interest accruing under the Loan to the Default Rate; and/or

(h) exercise any and all other rights or remedies provided in the other Loan Documents or available at law, in equity or otherwise.

For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by Section 7.2(b), Borrower hereby unconditionally and irrevocably constitutes and appoints Administrative Agent, for the benefit of Lenders, true and lawful attorney-in-fact to enter into such contracts, perform such acts and incur such liabilities as are referred to in said subsection in the name and on behalf of Borrower.  This power of attorney is coupled with an interest.

All remedies of Administrative Agent and Lenders provided for herein and in any other Loan Documents are cumulative and shall be in addition to all other rights and remedies provided by law or in equity.  Except as may be prohibited by applicable law, all of Administrative Agent's and Lender’s rights and remedies

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shall be cumulative and may be exercised singularly or concurrently.  The exercise of any right or remedy by Administrative Agent, on behalf of Lenders, hereunder shall not in any way constitute a cure or waiver of default hereunder or under any other Loan Document or invalidate any act done pursuant to any notice of default, or prejudice Administrative Agent in the exercise of any of its rights hereunder or under any other Loan Document.  If Administrative Agent exercises any of the rights or remedies provided in this Article 7, that exercise shall not make Administrative Agent, or cause Administrative Agent to be deemed to be, a partner or joint venturer of Borrower.  No disbursement of loan funds by Administrative Agent or any Lender shall cure any default of Borrower, unless Administrative Agent agrees otherwise in writing in each instance.  Election by Administrative Agent to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Administrative Agent's right to declare a default and to exercise its rights and remedies.

7.3Application of Proceeds During an Event of Default.  Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to Administrative Agent by Borrower or the Required Lenders, all payments received on account of the Obligations shall, subject to Section 2.20, shall be applied by Administrative Agent as follows:

first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees and disbursements and other charges of counsel payable under Section 8.3 and amounts payable under the Administrative Agency Fee Letter) payable to Administrative Agent in its capacity as such;

second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts payable to the Lenders (including fees and disbursements and other charges of counsel payable under Section 8.3) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;

third, to payment of that portion of the Obligations constituting unpaid principal of the Loans;

fourth, to the payment in full of all other Obligations, in each case ratably among Administrative Agent, and the Lenders based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and

finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.

7.4Notice of Sale.  Notification of time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other person entitled under the UCC Code to notice.  Out of money arising from any such sale, Administrative Agent shall retain an amount equal to all costs and charges, including reasonable and documented attorneys’ fees for advice, counsel or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing and advertising such Collateral for sale, selling same and any and all other charges and expenses in connection therewith and in satisfying any prior liens thereon.  If, by reason of any suit or proceeding of any kind, nature or description against Borrower, or by Borrower or any other party against Administrative Agent, which in Administrative Agent’s sole discretion makes it advisable for Administrative Agent to seek counsel for the protection and preservation of its security

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interest, or to defend its own interest, such expenses and counsel fees shall be allowed to Administrative Agent and the same shall be made a further charge and lien upon the Collateral.

In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Collateral comprised of securities may be effected after an Event of Default, Borrower agrees that upon the occurrence or existence of an Event of Default, Administrative Agent may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution.  In so doing, Administrative Agent may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Administrative Agent, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Administrative Agent solicits such offers from not less than two (2) such investors, then the acceptance by Administrative Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

7.5Reserved.

7.6Reserved.

7.7Waiver of Marshalling.  Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Collateral, or any part of the Collateral, marshalled on any foreclosure, sale or other enforcement of Administrative Agent's and each Lender’s rights and remedies.

7.8Waiver in Legal Actions.  In connection with any proceedings related to the enforcement of remedies under this Agreement or the documents collateral hereto or the transactions contemplated hereunder, Borrower irrevocably waives:

(a)All procedural errors, defects and imperfections in such proceedings;

(b)Any requirement of bonds, and any surety or security relating thereto, required by any statute, court rule or otherwise as incident to such possession;

(c)Except as otherwise provided in the Loan Documents, demand, presentment and protest, notice of demand, presentment or protest of the Note or any other Loan Document;

(d)The benefit of any valuation, appraisal and exemption law; and

(e)Any right to subrogation, reimbursement, contribution or indemnity.

7.9Set-Off.  Administrative Agent and each Lender reserves a right of setoff in all Borrower's accounts with Administrative Agent and each Lender established under or in connection with this Loan.

7.10License for Use of Software and Other Intellectual Property.  Upon the occurrence and continuance of an Event of Default and continuing until such time as all Obligations have been repaid in full, Borrower hereby grants to Administrative Agent, for the ratable benefit of Lenders, a license or other right to use, without charge, all computer software programs, data bases, processes, trademarks, tradenames, copyrights, labels, trade secrets, service marks, advertising materials and other rights, assets and materials used by Borrower

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in connection with the Collateral which may be exercised upon and during the continuance of an Event of Default.

8.COSTS AND EXPENSES; INDEMNIFICATION; DUTIES OF ADMINISTRATIVE AGENT;  POST-CLOSING IMPROVEMENTS; DISBURSEMENT OF IMPROVEMENT FUNDS; CONSTRUCTION PROVISIONS; TIMESHARE CONVERSION

8.1Costs and Expenses.  Borrower shall promptly pay all Taxes and assessments and all reasonable expenses, charges, costs and fees provided for in this Agreement or relating to the Loan, including, without limitation, fees and costs incurred in connection with protective advances made by Administrative Agent and Lenders to or on behalf of Borrower under this Agreement, any reasonable fees incurred for recording or filing any of the Loan Documents, title insurance premiums and charges, tax service contract fees, fees of any consultants, reasonable fees and expenses of Administrative Agent's and Lenders’ counsel, documentation, closing, and processing fees, printing, photostating and duplicating expenses, air freight charges, escrow fees, costs of surveys, premiums of hazard insurance policies and surety bonds and fees for any appraisal and appraisal review, environmental report and environmental report review, inspection report review, and market or feasibility study required by Administrative Agent.  Borrower hereby authorizes Lenders to disburse the proceeds of the Loan to pay such expenses, charges, costs and fees notwithstanding that Borrower may not have requested a disbursement of such amount.  Administrative Agent and Lenders shall make such disbursements notwithstanding the fact that the Loan is not “in balance” or that Borrower is in default under the terms of this Agreement or any other Loan Document.  Such disbursement shall be added to the outstanding principal balance of the Note.  The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Administrative Agent and Lenders to make such disbursements.  However, the provision of this Section 8.1 shall not prevent Borrower from paying such expense, charges, costs and fees from its own funds.  All such expenses, charges, costs and fees shall be Borrower's obligation regardless of whether or not Borrower has requested and met the conditions for a disbursement of the Loan.  The obligations on the part of Borrower under this Section 8.1 shall survive the Closing of the Loan and the repayment thereof.  Borrower hereby authorizes Administrative Agent, on behalf of the Lenders, in its discretion, to pay such expenses, charges, costs and fees at any time by a disbursement of the Loan.

8.2Indemnification.  Borrower will INDEMNIFY, PROTECT, HOLD HARMLESS, and defend Administrative Agent and Lenders,  theirs successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, servants and agents of any of the foregoing, for, from and against:  (a) any and all liability, damage, penalties, or fines, loss, costs or expenses (including court costs and reasonable and documented attorneys' fees, whether incurred in a third party action or in an action to enforce this Agreement), claims, demands, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions whatsoever asserted against it as a result of actions, claims, counterclaims, fines, penalties or otherwise and arising from or brought in connection with the Property, the Collateral, Administrative Agent's and each Lender’s status by virtue of the Loan Documents, sales of Timeshare Inventory or the financing of such sales, in either case, in violation of or in noncompliance with any Legal Requirements, the breach by Borrower of any terms and provisions of the Loan Documents, the sale or financing of Timeshare Inventory, the creation of liens and security interests, the terms of the Loan Documents or the transactions related thereto, any assertion that Administrative Agent is a partner or joint venturer of Borrower or any other Person by virtue of the making of the Loan, the failure of BVU to abide by its obligations under the WARN Act or any act or omission of Borrower or an agent, or their respective employees or agents, whether actual or alleged (“Losses”), except to the extent that any of the foregoing Losses described in this clause (a) are caused by Administrative Agent's or Lender’s gross negligence or willful misconduct or first accrue after foreclosure or deed in lieu of foreclosure; (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party in connection with the Loan, other than those owed to Ward Financial arising from the acts of

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Administrative Agent or any Lender; and (c) any mechanics liens filed against the Property.  On written request by a Person covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel reasonably satisfactory to the indemnitee, the defense of any legal action or proceeding to which such Person shall be a party.  At Administrative Agent's option, Administrative Agent may, on behalf of Lenders, at Borrower's expense prosecute or defend any action within the scope of the indemnification contained in this Section 8.2 to the extent Borrower does not promptly prosecute or defend such action with counsel reasonably acceptable to Administrative Agent.  No termination of this Agreement or the other Loan Documents shall affect or impair the indemnification provisions contained in this Section 8.2 and all such provisions shall survive such termination.

8.3Reimbursement by Lenders.  To the extent that Borrower for any reason fails to indefeasibly pay any amount required under Sections 8.1 or 8.2 to be paid by it to Administrative Agent (or any sub-agent thereof) or any Related Party, and such failure is not cured within the applicable cure period, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Applicable Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any Related Party acting for the Administrative Agent (or any such sub-agent), in connection with such capacity.  The obligations of the Lenders under this Section 8.3 are subject to the provisions of Section 2.12(e).

8.4Delegation of Duties and Rights.  Administrative Agent may execute any of its duties and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents, representatives or through other Persons.

8.5OFAC.  Administrative Agent may disclose any and all information regarding Borrower and a Purchaser in connection with any regulatory examination of Administrative Agent or any Lender or to the extent Administrative Agent or any Lender deems advisable to disclose such information to such applicable regulatory agencies involving matters relating to OFAC, the FCPA, or the U.S. Department of State;  provided,  however, that if Administrative Agent or any Lender is legally permitted to do so, no such disclosure shall be made prior to Administrative Agent or such Lender (x) giving Borrower prior written notification within one (1) Business Day after Administrative Agent's or such Lender’s receipt of notice of any such required disclosure or decision of Administrative Agent or such Lender to make such disclosure, that explains in reasonable detail (if known to Administrative Agent or such Lender), the basis for such disclosure, which notification shall include the following: (i) the contents of the disclosure, (ii) the Person to whom the disclosure must be made, and (iii) if known to Administrative Agent or such Lender, the legal basis for the disclosure; (y) using commercially reasonable efforts to require that any recipient of such disclosure maintain such information on a confidential basis in accordance with all Applicable Laws, including all applicable consumer privacy laws; and (z) if Administrative Agent or such Lender is legally permitted to do so, providing Borrower with an opportunity to redact all of the names, social security numbers and bank account numbers of, and all non-public personal information pertaining to, any Purchasers.

8.6Post-Closing Improvements and Disbursement of Improvement Funds.

(a)Post-Closing Improvements.  In connection with Borrower’s conversion and renovation of the Property to include a vacation ownership timeshare resort, a preview center and certain new resort amenities,

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Administrative Agent acknowledges that Borrower and/or its Affiliates will be (i) making various improvements and upgrades to guest rooms including replacing carpet, replacing or acquiring case goods, furniture, fixtures and equipment, and other guest room supplies and amenities; (ii) converting certain existing meeting space in the Hotel into a preview center; (iii) constructing new resort amenities and other improvements; (iv) acquiring new furniture, fixtures and equipment for the timeshare resort; (v) provide for a contingency cost line item for the above-described construction items all as more detailed in the Budget (the improvements described in clause (i), the “Rooms Component”, and the improvements described in clauses (ii), the “Preview Center Component”, the improvements described in clause (iii) the “New Resort Amenities Component”), the improvement described in clause (iv) the “FF&E Component”) and (v) the contingency described in clause (v) the “Contingency Cost”) and collectively, the “Post-Closing Improvements”). Upon commencing the Post-Closing Improvements, Borrower shall diligently pursue the completion of the Required Post-Closing Improvements, in an order of commencement as reasonably determined by Borrower, and diligently pursue the completion of the other Post-Closing Improvements which it commences, recognizing that the Post-Closing Improvements will be performed in stages, to completion utilizing good workmanship and quality materials.  Borrower  shall supply such sums of money and perform such duties as may be necessary for complete the Post-Closing Improvements in full compliance with all applicable Legal Requirements, and without any lien, claim or assessment (actual or contingent) asserted against the Property for any material, labor or other items furnished in connection therewith and further in compliance with all construction, use, building, zoning and other similar requirements of any pertinent governmental authority.

(b)Budget.    The Budget shall be subject to revision from time to time as Administrative Agent may reasonably require or reasonably approve.  Administrative Agent shall have the right, if requested by Borrower, in its commercially reasonable discretion, to increase or decrease the allocation to the Contingency Cost and to determine whether any item of cost, expense or fee for which Borrower requests a disbursement constitutes a Post-Closing Improvement and to which category such cost, expense or fee will be applied.  The maximum amount that Lenders shall be obligated to disburse for any item of Post-Closing Improvement shall not exceed the amount designated for such category on the Budget as it may be amended from time to time by Administrative Agent pursuant to the last preceding sentence.  All modifications to the Budget will be evidenced by a new Budget approved by Required Lenders in their commercially reasonable discretion.

(c)Requesting Disbursements of the Improvement Funds.  Borrower shall use Improvement Funds only for the reimbursement of Post-Closing Improvements as shown on the Budget and approved by Administrative Agent, as costs are incurred by Borrower.  Provided no Event of Default or Default then exists, Borrower may request, not more than once per calendar quarter, a release of the Improvement Funds in an amount not to exceed (a) the 70% of the cumulative hard and soft costs actually incurred by Borrower for the Post-Closing Improvements (as established by evidence reasonably satisfactory to Administrative Agent and certified correct by BVU), less (b) any Improvement Funds already disbursed to Borrower for payment of the Post-Closing Improvements (the “Maximum Disbursement Amount”).  Prior to disbursement of the Improvement Funds, Borrower shall deliver to Administrative Agent, for the benefit of Lenders, an assignment of contracts, licenses and permits (including an assignment (with consent) of any applicable general contract with General Contractor and any applicable architect) for the Post-Closing Improvements then performed.  If Borrower desires to request a release of the Improvement Funds, Borrower shall deliver to Administrative Agent a Request for Release of Improvement Funds, in the form attached hereto as Exhibit J (the “Request for Release of Improvement Funds”).

Upon request of Administrative Agent, at any time or from time to time, Borrower shall also deliver to Administrative Agent a list of the names and addresses of all material dealers, laborers and subcontractors with whom written agreements have been made by Borrower or the General Contractor (if any) for the Post-Closing

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Improvements then performed.  Promptly following receipt of a Request for Release of Improvement Funds, Administrative Agent shall advise each applicable Lender of the details thereof and the amount of such Lender’s Loan to be made as part of the requested advance.  In addition to the Request for Release of Improvement Funds, Borrower shall deliver to Administrative Agent, prior to the last disbursement of the Improvement Funds: (a) a certification and such other reasonable evidence of the costs actually incurred by Borrower for the Post-Closing Improvements that Administrative Agent may reasonably require, (b) an updated title search (obtained at Borrower’s expense) confirming that no mechanics’ or other liens have been recorded against the Property, (c) if applicable, receipt of any certificates of occupancy (or other appropriate certificate evidencing such work was completed), with respect to the completed Post-Closing Improvements, issued by the applicable governmental authorities and (d) a satisfactory inspection report (as to the Post-Closing Improvements) from an inspector reasonably satisfactory to Administrative Agent, the reasonable cost of which shall be borne by Borrower.  In no event shall Improvement Funds be available for disbursement beyond the Commitment Termination Date.

(d)On-Site Inspections.  In connection with any Request for Release of Improvement Funds, Administrative Agent may require on-site inspections and a review of construction (i) to verify percentage of completion and the estimated cost to complete the Post-Closing Improvements, and (ii) to certify disbursement requests.  Any such inspections shall be for the sole use and benefit of Lenders, and neither Borrower nor any third party shall be entitled to rely thereon for any purpose and Borrower shall not be entitled to any copies of such inspection reports.  Administrative Agent shall be reimbursed for its reasonable and documented costs in connection with such requisitions and reviews thereof.

(e)Disbursement of the Improvement Funds.        Within ten (10) Business Days after Administrative Agent's receipt of a signed Request for Release of Improvement Funds, and Administrative Agent's review and approval of any other items required by Administrative Agent as set forth in Section 8.6(b) above, Administrative Agent shall disburse to Borrower the portion of the Improvement Funds equal to the Maximum Disbursement Amount, whereupon receipt Borrower shall use such portion of the Improvement Funds to pay for hard and soft costs incurred with respect to the Post‑Closing Improvements or, to the extent such costs have already been paid by Borrower,  Borrower may retain the appropriate portion of the Improvement Funds in reimbursement of Borrower’s prior payment. Administrative Agent’s release of the Improvement Funds or other acknowledgment of completion of all or any portion of the Post-Closing Improvements shall not be deemed a certification by Administrative Agent or any Lender that any portion of the Post-Closing Improvements have been completed in accordance with applicable Legal Requirements. Notwithstanding anything to the contrary contained in this Agreement or in any Request for Release of Improvement Funds, the Maximum Disbursement Amount shall not cause the cumulative Borrowings over the Term exceed the Maximum Loan Amount.  Prior to any disbursement of Improvement Funds, Administrative Agent, in its commercially reasonable discretion, may require the following additional items:

the costs set forth in all requests have been duly paid by Borrower;

the Title Company issues to Administrative Agent, at Borrower’s expense, the endorsements to the Title Policy as may be required by Lender;

Borrower shall have furnished to Administrative Agent (1) copies of all invoices and conditional lien waivers and releases covering work completed and/or materials furnished in connection with the pending request, and (2) copies of receipts for the payment of bills and copies of unconditional lien waivers and releases covering work completed and/or materials furnished in connection with the work which was to have been paid from the prior disbursement;

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no Default or Event of Default exists under this Agreement or any of the other Loan Documents;

if required by Administrative Agent,  Administrative Agent has received and approved true, correct and complete copies of all construction contracts executed since the last disbursement and not previously delivered to Administrative Agent,  and an assignment of such construction contracts in favor of Administrative Agent for the benefit of Lenders; and

the Loan is “in balance” as required in clause (f) below.

(f)Loan Balancing.

(i) As a material condition of the Loan and as a condition precedent to each Lender’s duty to disburse proceeds of the Loan, Borrower shall pay all Post-Closing Improvements in excess of the Improvement Funds.  Except for the payment of interest pursuant to this Agreement and the payment of expenses, charges, costs and fees as otherwise provided herein, Administrative Agent on behalf of each Lender, shall be obligated to disburse proceeds of the Loan only when the Loan is “in balance.”  The Loan shall be “in balance” only at such times as Borrower has invested sufficient funds into the payment of Post-Closing Improvements so that, in Administrative Agent’s commercially reasonable judgment, the undisbursed portion of the Improvement Funds shall be sufficient to complete and reimburse Borrower for seventy percent (70%)  of the Post-Closing Improvements.

(ii) The determination as to whether or not the Loan is “in balance” may be made by Administrative Agent at any time, including with each request for a disbursement of the Loan.  Contingency Costs on the Budget shall be deemed to be Post-Closing Improvements for purposes of loan balancing, and all Budget categories listed as “contingencies” shall be deemed to be Improvement Funds available for disbursement for purposes of loan balancing.

(iii) Borrower shall within ten (10) days after notice from Administrative Agent that the Loan is not “in balance,” deposit with Administrative Agent, in cash, the amount necessary to put the Loan “in balance.”  No interest shall be paid by Administrative Agent on such deposited funds.  Borrower hereby grants to Administrative Agent, for the benefit of Lenders, a security interest in all such deposited funds and accounts, including proceeds thereof to secure Borrower’s obligations to Lenders under the Loan Documents. All funds deposited by Borrower with Administrative Agent under this section shall be disbursed by Administrative Agent to pay Post-Closing Improvements prior to any further disbursements of the Loan.

(g)Contesting Liens.

(i)Borrower shall promptly discharge or cause to be discharged any mechanics’ or materialmen’s liens or claims of lien filed or otherwise asserted against the Property, the Improvements, or any funds due the General Contractor or any contractor and any proceedings for the enforcement thereof; provided,  however, that Borrower shall have the right to contest in good faith and with reasonable diligence the validity of any such liens or claims upon furnishing to the Title Company such security or indemnity as the latter may require to induce it to issue its Title Policy or an interim endorsement thereto insuring against all such claims or liens and, provided further, that Lenders will not be required to make any further disbursements of the Loan until all such mechanics’ or materialmens’ liens or claims of lien shown on the title insurance commitment or any interim endorsement have been so insured against by the Title Company to Administrative Agent’s satisfaction.

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(ii)If (1) Borrower fails either to promptly discharge  or contest liens or claims of lien and provide the security or indemnity in the manner provided in this Agreement or (2) after having complied with the provisions of this Agreement there is an adverse conclusion to any such contest and Borrower does not cause any final judgment or decree to be immediately satisfied and the lien to be discharged, then Administrative Agent may, but shall not be required to, procure the release and discharge of any such lien and any judgment or decree thereon, or so same is not a lien against the Property, and in furtherance thereof may, in its commercially reasonable discretion, effect any settlement or compromise or furnish any security or indemnity as may be required by the Title Company.  All amounts expended by Administrative Agent in connection with the provisions of this subsection shall be deemed to constitute a disbursement of the Loan.  In settling, compromising or arranging for the discharge of any liens under this subsection, Administrative Agent shall not be required to establish or confirm the validity or amount of the lien.

(h)Representations.        Each requisition shall thereby constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower with respect to the item for which payment is requested that (i) if the item is work or materials, it has been required on terms approved by Administrative Agent or physically incorporated into or stored on the Property, free of all liens and encumbrances (except for those to be discharged in full with the proceeds of the requested advance or otherwise permitted to continue under the terms of this Agreement), (ii) the item is included in the Budget, (iii) the cost of the item is as specified in the requisition and Budget (or if not, that Borrower has paid any excess), (iv) the work, materials or other item substantially conforms to the plans and specifications and/or Budget and all applicable statutes, laws, ordinances, administrative rules, regulations and other legal requirements, (v) the item has been approved by all zoning, building and other governmental officers, offices or departments having jurisdiction and whose approval is required, and (vi) the representations and warranties of Borrower contained in this Agreement are true and correct in all material respects as if made on the date of the request for disbursement.

(i)Completion of Post-Closing Improvements.  Borrower shall complete all of the Required Post-Closing Improvements and other Post-Closing Improvements which it elects to perform on or before the Commitment Termination Date, in a manner and as established by evidence reasonably satisfactory to Administrative Agent.

8.7Conversion of Hotel Into Vacation Ownership Timeshare Resort.  Within six (6) months after the Effective Date, Borrower shall have satisfied all applicable Legal Requirements necessary to convert portions of the Hotel and/or other portions of the Property into a vacation ownership timeshare resort and shall have added such portions (as so converted) as a component site within the Vacation Club, so as to permit Borrower and/or its Affiliates to commence sales of the Timeshare Inventory at the Timeshare Project to Purchasers through the Vacation Club recognizing such actions shall be performed in stages and not at one time.  Such steps shall include, without limitation, recording the Timeshare Declaration, forming the Timeshare Association, amending the Multi-State Public Offering Statement (to add the Property as a Vacation Club component site) and filing all applicable documents, reports, and registrations with any applicable governmental authorities (including the Florida Department of Business and Professional Regulation and the Florida Real Estate Commission, if applicable as to the applicable portion of the Property).  Administrative Agent acknowledges that such conversion and registration may occur through one or more applicable filings.  BVU will begin the sale of Timeshare Inventory through the Vacation Club within twelve (12) months from the Effective Date.

8.8Additional Representations, Warranties and Covenants Regarding Timeshare Project.  At such time as the Timeshare Project exists, the following representations, warranties and covenants shall be deemed to have been made by Borrower as to the portion of the Timeshare Project being sold:

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(a)Compliance with Legal Requirements. Borrower has complied with all Legal Requirements in all material respects, including all Legal Requirements of the state in which the Timeshare Project is located and all other jurisdictions in which Timeshare Inventory will be sold or offered for sale.  Without limiting the generality of the foregoing, Borrower has, to the extent required by its activities and businesses, fully complied with and shall, throughout the Term, continue to comply with (a) all of the applicable provisions of (i) the Consumer Credit Protection Act; (ii) the Truth-in-Lending Act and Regulation Z thereunder; (iii) the Equal Credit Opportunity Act and Regulation B thereunder; (iv) Regulation B of the Federal Reserve Board; (v) the Federal Trade Commission's 3‑day cooling‑off Rule for Door‑to‑Door Sales; (vi) the Federal Trade Commission Act; (vii) the Interstate Land Sales Full Disclosure Act; (viii) the Americans With Disabilities Act and related accessibility guidelines; (ix) the Real Estate Settlement Procedures Act and Regulation X thereunder; (x) the FTC Privacy Act; (xi) all applicable insurance brokerage or agency requirements; (xii) the Gramm-Leach-Bliley Act; (xiii) the Fair Debt Collection Practices Act; (xiv) the Credit Reporting Act; (xv) the Fair Housing Act; (xvi) the Mail Fraud Statute; (xvii) the Flood Disaster Protection Act of 1973; (xviii) the Federal Trade Commission's Privacy of Consumer Information Rule, (xix) the Federal Trade Commission “do-not-call rules”; (xx) USA Patriot Act; (xxi) the Securities Exchange Act of 1934; (xxii) the federal postal laws; (xxiii) all applicable state and federal securities laws; (xxiv) all applicable usury laws; (xxv) all applicable trade practices, home and telephone solicitation, sweepstakes, anti‑lottery and consumer credit and protection laws; (xxvi) all applicable real estate sales licensing, disclosure, reporting and escrow laws; (xxvii) the laws applicable in the State of Florida governing condominiums, timeshares and time-sharing activities; (xxviii) all laws, rules and regulations promulgated by the Florida Real Estate Commission; (xxix) all amendments to and rules and regulations promulgated under the foregoing acts or laws; and (xxx) all other applicable federal statutes and the rules and regulations promulgated under them; and (b) and all other applicable laws (and the rules and regulations promulgated under them) relating to timeshare ownership, the establishment of the Timeshare Project, or the sale, offering for sale, marketing or financing of Timeshare Inventory in them or it. Borrower's marketing and sales practices are in compliance with and, throughout the Term, will continue to be in compliance with, applicable laws, including its lead generation techniques.  Borrower has not been contacted or notified of any Federal Trade Commission or any Department of Justice inquiry or investigation in connection with marketing and sale of Timeshare Interests or of any such Attorney General inquiry or investigation that could reasonably be expected to have a material adverse effect upon the business or financial condition of Borrower.

(b)Sales Activities. All sales of Timeshare Inventory have been and will be made in material compliance with all Legal Requirements and utilizing a then current Public Report approved by all applicable regulatory authorities.

(c)Timeshare Inventory Not a Security.  Borrower has not sold or offered for sale, and will not sell or offer for sale, any Timeshare Inventory as an investment or in any other manner or jurisdiction that would constitute the sale or the offering for sale of a “security” under the Securities Act of 1933, the Securities Exchange Act of 1934, any state securities laws, commonly known as “blue sky” laws, or any other applicable law without complying with applicable securities laws.

(d)Zoning Laws, Building Codes, Etc..  Except during periods of construction or repair,  final certificates of occupancy or the equivalent have been or will be issued by the appropriate governmental authority and Borrower hereby covenants will be in effect for each Unit prior to the completion of the closing of the sale of any Timeshare Inventory in such Unit.  The timeshare use and occupancy of Units does not, and Borrower hereby covenants will not, violate or constitute a non-conforming use or require a variance under any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the Timeshare Project.

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9.AGENCY

9.1Appointment and Authority. Each of the Lenders hereby irrevocably appoints Zions Bancorporation, N.A. DBA National Bank of Arizona to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  Except as otherwise provided in Section 9.6(b), the provisions of this Article are solely for the benefit of Administrative Agent and Lenders, and Borrower shall not have rights as a third-party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law.  Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

9.2Rights as a Lender.    The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity.  Such Person and its branches and Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrower or any subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.3Exculpatory Provisions .

(a)Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, Administrative Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its branches or Affiliates in any capacity.

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(b)Administrative Agent shall not be liable to Lenders for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 7.1, 7.2 and 10.6), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Administrative Agent in writing by Borrower, a Lender.

(c)Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.

9.4Reliance by Administrative Agent .   Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Except as required to be in writing by this Agreement or otherwise prohibited by this Agreement, Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, Administrative Agent may presume that such condition is satisfactory to such Lender unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.  Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.5Delegation of Duties .  Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by Administrative Agent.  Administrative Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of Administrative Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the Loan as well as activities as Administrative Agent.  Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub‑agents.

9.6Resignation of Administrative Agent .

(a)Administrative Agent may at any time give notice of its resignation to the Lenders and Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrower, to appoint a successor.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be

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obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender.  Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents to be performed after such date and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.  Upon the acceptance and assumption of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents to be performed after such date.  The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor.  After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 8.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

9.7Non-Reliance on Agents, and Other Lenders .  Each Lender expressly acknowledges that none of the Agents nor the Arranger has made any representation or warranty to it, and that no act by any Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of Borrower or any Affiliate thereof, shall be deemed to constitute any representation or any warranty by any Agent or the Arranger to any Lender as to any matter, including whether any Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession.  Each Lender represents to each Agent and the Arranger that it has, independently and without reliance upon Administrative Agent, the Arranger, or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and its subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder.  Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent, the Arranger, or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower.  Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and certain other facilities set forth herein and (ii) it is engaged in making,

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acquiring or holding commercial loans, issuing or participating in letters of credit or providing other similar facilities in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans, and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire or hold commercial loans, and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire or hold such commercial loans, or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans, or providing such other facilities.

9.8No Other Duties .  Anything herein to the contrary notwithstanding, none of the Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Administrative Agent or a Lender hereunder.

9.9Administrative Agent May File Proofs of Claim .  In case of the pendency of any proceeding under any Debtor Relief Law, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, and Administrative Agent under Section 9.3) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 9.3.

9.10Certain ERISA Matters .

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrower, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

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(ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrower, that Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

9.11Erroneous Payments.

(a) If Administrative Agent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from Administrative Agent) received by such Payment Recipient from Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, or other Payment Recipient on its behalf) (any such funds, whether  transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of Administrative Agent pending its return or repayment as contemplated below in this Section 9.11 and held in trust for the benefit of Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such

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funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as Administrative Agent may, in its sole discretion, specify in writing), return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender, agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

such Lender shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying Administrative Agent pursuant to this Section 9.11(b).

For the avoidance of doubt, the failure to deliver a notice to Administrative Agent pursuant to this Section 9.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 9.11(a) or on whether or not an Erroneous Payment has been made.

(a) Each Lender hereby authorizes Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that Administrative Agent has demanded to be returned under immediately preceding clause (a).

(b) The parties hereto agree that (x) irrespective of whether Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by Borrower;  provided that this Section 9.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous

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Payment not been made by Administrative Agent;  provided,  further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Administrative Agent from Borrower for the purpose of making such Erroneous Payment.

(c) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

Each party’s obligations, agreements and waivers under this Section 9.11 shall survive the resignation or replacement of Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

9.12Authorization to Enter into, and Enforcement of, the Security Documents and Guaranty .    The Lenders irrevocably authorize Administrative Agent to execute and deliver the Security Documents and each guaranty agreement on their behalf and on behalf of each of their Affiliates and to take such action and exercise such powers under the Security Documents or any guaranty agreement as Administrative Agent considers appropriate, provided Administrative Agent shall not amend the Security Documents or any guaranty agreement unless such amendment is agreed to in writing by the Required Lenders. Borrower may rely on any document signed by the Administrative Agent as evidencing any requisite approvals of Lenders.  Each Lender acknowledges and agrees that it will be bound by the terms and conditions of the Security Documents and each guaranty agreement upon the execution and delivery thereof by Administrative Agent. Except as otherwise specifically provided for herein, no Lender (or its Affiliates) other than Administrative Agent shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral or any or for the execution of any trust or power in respect of the Collateral or any guaranty agreement or for the appointment of a receiver or for the enforcement of any other remedy under the Security Documents or any guaranty agreement; it being understood and intended that no one or more of the Lenders (or their Affiliates) shall have any right in any manner whatsoever to affect, disturb or prejudice the Lien of Administrative Agent (or any security trustee therefor) under the Security Documents by its or their action or to enforce any right thereunder, and that all proceedings at law or in equity shall be instituted, had, and maintained by Administrative Agent (or its security trustee) in the manner provided for in the relevant Security Documents for the benefit of the Lenders and their Affiliates.

9.13Collateral and Guaranty Matters .

(a) The Lenders irrevocably authorize Administrative Agent, at its option and in its discretion,

(i) to release any Lien on any property granted to or held by Administrative Agent under any Loan Document (A) upon the full repayment of the Loan, (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as set permitted by the terms of this Agreement or as part of or in connection with any sale or disposition permitted under the Loan Documents, or (C) if approved, authorized or ratified in writing by the Required Lenders;

(ii)to subordinate any Lien on any Property granted to or held by Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by the Loan Documents;

(iii)to reduce or limit the amount of the Indebtedness guaranteed secured by any particular item of Collateral to an amount not less than the estimated value thereof to the extent necessary to reduce mortgage registry, filing and similar tax; and

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(iv)to reduce of limit the amount of the Indebtedness guaranteed BXG in accordance with the terms of this Agreement.

Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of Property, or to release any guarantor from its obligations under its guaranty agreement pursuant to this Section 9.13.

(b)Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Administrative Agent’s Lien thereon, or any certificate prepared by any Borrower in connection therewith, nor shall Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

10.CONSTRUCTION AND GENERAL TERMS

10.1Payment.  All monies payable under the Loan Documents shall be paid to Administrative Agent in lawful monies of the United States of America.

10.2Entire Agreement.  The Loan Documents exclusively and completely state the rights and obligations of Administrative Agent and Borrower with respect to the Loan.  No modification, variation, termination, discharge, abandonment or waiver of any of the provisions or conditions of the Loan Documents shall be valid unless in writing and signed by a duly authorized representative of the party sought to be bound by such action.  The Loan Documents supersede any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Administrative Agent, any Lender, and Borrower concerning this transaction, including any commitment for financing.  To the extent there is a conflict or inconsistency between the Timeshare Declaration (as it pertains to the right of Borrower to affect the rights of mortgagees) and the Loan Documents, then, as between Borrower, Administrative Agent and any Lender, the provisions of the Loan Documents shall prevail.

10.3Powers Coupled with an Interest.  The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and are granted as cumulative to Administrative Agent's other remedies for collection and enforcement of the Obligations.

10.4Counterparts; Facsimile Signatures.

(a)Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)Electronic Execution of Loan Documents.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based

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recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

10.5Notices.

(a)Notices Generally.  All notices, requests and demands to be made hereunder to the parties hereto must be in writing (at the addresses set forth below) and may be given by any of the following means:

(i)personal delivery;

(ii)reputable overnight courier service agent with next day delivery;

(iii)facsimile or email; or

(iv)registered or certified, first class mail, return receipt requested.

To Administrative Agent:	ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA 6001 N. 24th Street, Building B Phoenix, AZ 85016 Attention: Kristen Carreno Telephone No.: (602) 212-5404 Email: Kristen.Carreno@nbarizona.com
With a copy to:	ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA 6001 N. 24th Street, Building B Phoenix, AZ 85016 Attention: Legal Department Telephone No.:(602) 212-5404
With a copy to (which shall not constitute notice):	Buchalter 15729 N Scottsdale Road, Suite 400 Scottsdale, Arizona 85254 Attention: Quinn Wheeler Telephone No.: (480) 383-1821 Email: qwheeler@buchalter.com
To Borrower:

Bluegreen Vacations Unlimited, Inc.

Bluegreen Vacations Corporation

4960 Conference Way North, Suite 100

Boca Raton, Florida 33431

Attention:  Paul Humphrey

Telephone No.:  (561) 443-8876

Email:  paul.humphrey@bluegreenvacations.com

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With a courtesy copy to (but such notice shall not constitute notice to Borrower):	Greenspoon Marder LLP 200 East Broward Boulevard, Suite 1800 Fort Lauderdale, Florida 33302 Attention: Barry E. Somerstein Telephone No.: (954) 527-2405 Email: barry.somerstein@gmlaw.com and

Bluegreen Vacations Corporation

4960 Conference Way North, Suite 100

Boca Raton, Florida 33431

Attention:  Chief Legal and Compliance Officer

Telephone No.: (561) 912-8000

Email    jorgedelaosa@bluegreenvacations.com

To a Lender:	To its address set forth in its Administrative Questionnaire.

Any notice, demand or request sent pursuant to the terms of this Agreement will be deemed received (1) if sent pursuant to subsection (i), upon such personal delivery, (2) if sent pursuant to subsection (ii), on the next Business Day following delivery to the courier service, (3) if sent pursuant to subsection (iii), upon receipt if such receipt occurs between the hours of 9:00 a.m. and 5:00 p.m. (recipient's time zone) on a Business Day, and if such receipt occurs other than during such hours, on the next Business Day following receipt and (4) if sent pursuant to subsection (iv), 3 Business Days following deposit in the mail. Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)Electronic Communications.  Notices and other communications to Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail, FpML, and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  Except as set forth in Section 10.5 above, Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless Administrative Agent otherwise prescribes, (x) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (y) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (x), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (x) and (y) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

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(c)  Change of Address, etc.  Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(d)  Platform.

(i) Borrower agrees that Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders by posting the Communications on the Platform.

(ii) The Platform is provided “as is” and “as available.”  The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications.  No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform.  In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Borrower, any Lender, or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of communications through the Platform.  “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to Administrative Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform.

(e)    Public Information.  Each of Administrative Agent and Lenders acknowledge that (i) certain information provided hereunder may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with Applicable Law, including United States federal and state securities laws.

10.6Waivers; Amendments. .

(a)No Waiver; Remedies Cumulative; Enforcement.  No failure or delay by Administrative Agent, or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege.  The rights, remedies, powers and privileges of Administrative Agent and the Lenders hereunder and under the Loan Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that any such Person would otherwise have.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 7.2 for the benefit of all the Lenders; provided that the foregoing shall not prohibit (i) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) reserved, (iii)  any Lender from exercising setoff rights in accordance with the Agreement or (iv) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower

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under any Debtor Relief Law; provided,  further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Required Lenders shall have the rights otherwise provided to Administrative Agent pursuant to Section 7.2 and (y) in addition to the matters set forth in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights or remedies available to it and as authorized by the Required Lenders.

(b)Amendments, Etc.  Except as otherwise expressly set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing executed by the Borrower and the Required Lenders, and acknowledged by Administrative Agent, or by the Borrower and Administrative Agent with the consent of the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:

(i)extend or increase any Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Article 4 or the waiver of any Default shall not constitute an extension or increase of any Commitment of any Lender);

(ii)reduce the principal of, or rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary (x) to amend the definition of “Default Rate” or to waive the obligation of the Borrower to pay interest at the Default Rate or (y) to amend any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Loan or other Obligation or to reduce any fee payable hereunder);

(iii)postpone any date scheduled for any payment of principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly and adversely affected thereby;

(iv)change Section 2.12(b) or Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby or change Section 7.2, in each case, without the written consent of each Lender directly and adversely affected thereby;

(v)release the Borrower, any Guarantor or all or substantially all of the Collateral (except as otherwise provided for in the Loan Documents) without the written consent of each Lender;

(vi)reserved;  or

(vii)change any provision of this Section or the percentage in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

provided,  further, that no such amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties hereunder or under any other Loan Document of Administrative Agent, unless in writing executed by Administrative Agent, in each case in addition to the Borrower and the Lenders required above.

Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its

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terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended, or the maturity of any of its Loans may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender.

In addition, notwithstanding anything in this Section to the contrary, if Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then Administrative Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to Administrative Agent within ten Business Days following receipt of notice thereof.

10.7Borrower's Representative.Borrower hereby designates the following natural persons, each acting alone, as its representative for purposes of (i) making all decisions with respect to the Loan and the Loan Documents, (ii) delivering all notices, certificates, requests for advance and other documents required by the terms of the Loan Documents or requested by Borrower in connection with the Loan and (iii) taking all other actions requested by Borrower in connection with the Loan and the Loan Documents:

Raymond S. Lopez Paul Humphrey

In taking action pursuant to the terms of this Agreement and the other Loan Documents, Administrative Agent shall be entitled to rely, without further investigation, upon any notice, certificate, request for advance or other document delivered in writing and executed or signed by such representative of Borrower.  In addition, Administrative Agent may, at its option, refuse to take action in the event a notice, certificate, request for advance or other document is delivered to Administrative Agent which has not been executed or delivered by such representative of Borrower.  Borrower may change such representative upon written notice to Administrative Agent.

10.8General Submission Requirements.  All documents, agreements, reports, surveys, appraisal, insurance, references, financial information or other submissions (collectively the “Submissions”) required under the Loan Documents shall be in form and content reasonably satisfactory to Administrative Agent and prepared and performed at Borrower's expense.  Administrative Agent shall have the prior right of approval of any person, firm or entity responsible for preparing each Submission (“Preparer”) and may reject any Submission if Administrative Agent believes in its sole opinion that the experience, skill, reputation or other aspect of the Preparer is unsatisfactory in any respect.

10.9Successors and Assigns.

(a) Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any other attempted assignment or transfer by any party hereto shall be null and void), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the

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restrictions of paragraph (e) of this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(e) Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its applicable Commitment and the applicable Loans at the time owing to it); provided, that (in each case with respect to any Loan) any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s applicable Commitment or the applicable Loans at the time owing to it or contemporaneous assignments to or by related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the applicable Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the applicable Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the applicable Loan or the applicable Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of any Facility;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and

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(C) reserved.

(iv) Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $2,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.   The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons.  No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof.

(vi) No Assignment to Natural Persons.  No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).

(vii) Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement to be performed after such Assignment and Assumption (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14 and 2.15 and Sections 8.1 and 8.2 with respect to facts and circumstances occurring prior to the effective date of such assignment and responsible for obligations to such Assignment and Assumption; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

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(f) Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at its offices in Phoenix where notices are to be delivered, Arizona a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the applicable Lenders, and the applicable Commitments of, and principal amounts (and stated interest) of the applicable Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the applicable Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(g) Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its applicable Commitment or the applicable Loans owing to it); provided, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.4 with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement.  The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14 and 2.15 (subject to the requirements and limitations therein, including the requirements under Section 2.15(g) (it being understood that the documentation required under Section 2.15(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section;  provided that such Participant (A) agrees to be subject to the provisions of Section 2.13 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.13 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.  Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the set off rights with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of set off rights as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and complies with this Agreement.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the

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Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(h) Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Any such pledge shall be released and deemed released upon repayment of the Loan.

10.10Severability.  If any provision of any Loan Document is held to be invalid, illegal or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of the Loan Documents shall not in any way be affected or impaired thereby.  In lieu of each such illegal, invalid or unenforceable provision, there shall be added to the Loan Document affected, a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

10.11Time of Essence.  Time is of the essence in the Performance of the Obligations.

10.12Miscellaneous.  All headings are inserted for convenience only and shall not affect any construction or interpretation of the Loan Documents.  Unless otherwise indicated, all references in a  Loan Document to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of the Loan Document.  All Schedules and Exhibits referred to in this Agreement are incorporated in this Agreement by reference.

10.13 FORUM SELECTION; JURISDICTION; CHOICE OF LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, THE PRIMARY PLACE OF BUSINESS OF ADMINISTRATIVE AGENT, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES.  BORROWER ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS WERE SUBSTANTIALLY NEGOTIATED IN THE STATE OF ARIZONA, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS WERE DELIVERED BY BORROWER IN THE STATE OF ARIZONA, EXECUTED BY ADMINISTRATIVE AGENT IN THE STATE OF ARIZONA AND ACCEPTED BY ADMINISTRATIVE AGENT IN THE STATE OF ARIZONA AND THAT THERE ARE SUBSTANTIAL CONTACTS BETWEEN THE PARTIES AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THE STATE OF ARIZONA.  FOR PURPOSES OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE PARTIES HERETO HEREBY EXPRESSLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE OF ARIZONA AND BORROWER CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ARIZONA IN ACCORDANCE WITH APPLICABLE LAW.  FURTHERMORE, BORROWER WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER.  TO THE EXTENT THAT A COURT OF COMPETENT JURISDICTION FINDS ARIZONA LAW INAPPLICABLE WITH RESPECT TO ANY PROVISIONS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, THEN, AS TO THOSE PROVISIONS ONLY, THE LAWS OF THE STATES WHERE THE COLLATERAL IS LOCATED SHALL BE DEEMED TO APPLY.  NOTHING IN THIS SECTION SHALL LIMIT OR RESTRICT THE RIGHT OF ADMINISTRATIVE AGENT TO COMMENCE ANY PROCEEDING IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATES IN WHICH THE COLLATERAL IS LOCATED TO THE EXTENT ADMINISTRATIVE AGENT DEEMS SUCH PROCEEDING NECESSARY OR ADVISABLE TO

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EXERCISE REMEDIES AVAILABLE UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE INTERPRETED WITHOUT REGARD TO ANY RULE OR CANON OF CONSTRUCTION WHICH INTERPRETS AGREEMENTS AGAINST A DRAFTSMAN.

10.14WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.15Interpretation.  This Agreement and the other Loan Documents will not be construed against Administrative Agent merely because of Administrative Agent's involvement in the preparation of such documents and agreements.

10.16Destruction of Note; Substitute Note.  In the event the Note is mutilated or destroyed by any cause whatsoever, or otherwise lost or stolen and regardless of whether due to the act or neglect of Administrative Agent, Borrower will execute and deliver to Administrative Agent in substitution therefor a duplicate promissory note containing the same terms and conditions as the promissory note so mutilated, destroyed, lost or stolen, within ten (10) days after Administrative Agent notifies Borrower of any such mutilation, destruction, loss or theft of such note and delivery to Borrower of an affidavit certifying that the same was not negotiated and Borrower will only be liable on the replaced note executed by Borrower.  Upon Borrower's delivery of such duplicate promissory note, Borrower will be relieved of all obligations under the original promissory note so mutilated, destroyed, lost or stolen and will thereafter be bound solely by the provisions of such duplicate promissory note.  Administrative Agent shall be entitled to have the Note subdivided into notes of lesser denominations or substituted for new notes, all containing the same terms as the original Note being substituted or subdivided, in connection with an assignment of all or any portion of the Loan pursuant to the terms of Section 10.9 hereof.

10.17Compliance With Applicable Usury Law.  It is the intent of the parties hereto to comply with the Applicable Usury Law.  Accordingly, notwithstanding any provisions to the contrary in the Loan Documents, in no event shall the Loan Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

10.18REFERENCE TO ADMINISTRATIVE AGENT OR ANY LENDER.  EXCEPT AS REQUIRED BY LAW AND FOR FILINGS MADE WITH THE SECURITIES & EXCHANGE COMMISSION OR ANY STOCK EXCHANGE ON WHICH BXG'S OR BXG’S PARENT'S OR INDIRECT PARENT'S STOCK OR OTHER OWNERSHIP INTEREST IS OR MAY BE TRADED, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO ADMINISTRATIVE AGENT OR ANY LENDER WITH RESPECT TO THE PROPERTY, THE SALE OF TIMESHARE INVENTORY OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF ADMINISTRATIVE AGENT AND SUCH LENDER.

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10.19NO JOINT VENTURE.  THE RELATIONSHIP OF BORROWER AND ADMINISTRATIVE AGENT AND EACH LENDER IS THAT OF DEBTOR AND CREDITOR, AND IT IS NOT THE INTENTION OF EITHER OF SUCH PARTIES BY THIS OR ANY OTHER LOAN DOCUMENT BEING EXECUTED IN CONNECTION WITH THE LOAN TO ESTABLISH A PARTNERSHIP OR JOINT VENTURE WITH BORROWER OR ANY OTHER PERSON, AND THE PARTIES HERETO SHALL NOT UNDER ANY CIRCUMSTANCES BE CONSTRUED TO BE PARTNERS OR JOINT VENTURERS.

10.20Scope of Reimbursable Attorneys’  Fees.  As used in the Loan Documents, the term “attorneys' fees” includes the reasonable and documented fees of attorneys licensed to practice law in any jurisdiction, law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney.  As used in the Loan Documents, reasonable and documented attorneys' fees incurred by Administrative Agent in the enforcement of any remedy or covenant include reasonable and documented attorneys' fees incurred in any foreclosure of the Loan Documents, in enforcing any rights of indemnification under the Loan Documents, in protecting or sustaining the lien or priority of the Collateral, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.

10.21Payments Set Aside .     To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff (if any), and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise under Applicable Law, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

10.22Relief from Automatic Stay,  Etc..  To the fullest extent permitted by law, in the event Borrower shall make application for or seek relief or protection under the federal bankruptcy code (“Bankruptcy Code”) or other Debtor Relief Laws, or in the event that any involuntary petition is filed against Borrower under such Code or other Debtor Relief Laws, and not dismissed with prejudice within 45 days, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Administrative Agent and each Lender to the extent necessary to implement the provisions hereof permitting set‑off and the filing of financing statements or other instruments or documents; and Administrative Agent and each Lender shall automatically and without demand or notice (each of which is hereby waived) be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Administrative Agent and each Lender as provided in the Loan Documents.

10.23No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:  (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and any Arranger, the Administrative Agent, or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Arranger, the Administrative Agent, or any Lender has advised or is advising the Borrower or any subsidiary on other matters other than the obligations of good faith and fair dealing, (ii) the arranging and other services

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regarding this Agreement provided by the Arranger, the Administrative Agent, and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Arranger, the Administrative Agent, and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Arranger, the Administrative Agent, and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Arranger, the Administrative Agent, and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Arranger, the Administrative Agent, and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Arranger, the Administrative Agent, and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates.  To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against any of the Arranger, the Administrative Agent, and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.24Limitation of Damages.  Neither Borrower, Administrative Agent, any Lenders nor any of their Affiliates or successors shall be liable for any indirect, special, incidental, consequential or punitive damages in connection with any breach of contract, tort or other wrong relating to the Loan Documents (including with limitation damages for loss of profits, business interruption or the like), whether such damages are foreseeable or unforeseeable, unless any of such damages arise out of or the gross negligence or willful misconduct of such party or any of its Affiliates.  Furthermore, as between Borrower one the one-hand and Administrative Agent and Lenders on the other until Borrower no longer has dominion and control over such Collateral, Borrower shall be responsible for and Administrative Agent and Lenders are hereby released from any claim or liability in connection with:

(a)	safekeeping any Collateral;
(b)	any loss or damage to any Collateral;
(c)	any diminution in value of the Collateral; or
(d)	any act or default of another Person (other than Administrative Agent, Lenders or their Affiliates).

Administrative Agent and Lenders shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence.  In the event Borrower brings suit against Administrative Agent or any Lender in connection with the transactions contemplated hereunder and Administrative Agent or such Lender is found not to be liable, Borrower agrees to indemnify and hold Administrative Agent and such Lender harmless from all costs and expenses, including reasonable and documented attorneys' fees, incurred by Administrative Agent and such Lender in connection with such suit.  This Agreement is not intended to obligate Administrative Agent or any Lender to take any action with respect to the Collateral or to incur expenses or perform any obligation or duty of Borrower.  Borrower's obligations under this Section shall survive termination of this Agreement and repayment of the Loan.

10.25Consents, Approvals and Discretion.  Whenever Administrative Agent's consent or approval is required or permitted, or any documents or other items are required to be acceptable to Administrative Agent or Lender, such consent, approval or acceptability shall be at the sole and absolute discretion of Administrative Agent or Lender, which shall not be unreasonably withheld, delayed or conditioned.  Whenever any

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determination or act is at Administrative Agent's or Lender’s discretion, such determination or act shall be at the sole and absolute discretion of Administrative Agent or Lender, which shall not be unreasonably withheld, delayed or conditioned.

10.26Patriotic Act Provisions.  The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

(i) IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product.  What this means for Borrower:  When Borrower opens an account, if Borrower is an individual, Administrative Agent or a Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Administrative Agent or Lender to identify Borrower and, if Borrower is not an individual, Administrative Agent or Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Administrative Agent and Lender to identify Borrower.  Administrative Agent or Lender may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

(ii)Government Regulation.  Borrower shall not (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Administrative Agent or any Lender from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower, or (b) fail to provide documentary and other evidence of Borrower's identity as may be requested by Administrative Agent or any Lender at any time to enable Administrative Agent and each Lender to verify Borrower's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

10.27Errors and Omissions.  Borrower hereby agrees that it will, within ten (10) days of a request by Administrative Agent, comply with any reasonable request by Administrative Agent to correct documentation errors, omissions or oversights, if any, that occur in any documentation relating to the Loan.

10.28Background Statements.  The recitals set forth above are hereby incorporated into the operative provisions of this Agreement.

10.29Waiver of Defenses and Release of Claims.  The undersigned hereby (i) represents that neither the undersigned nor any principal of the undersigned has any defenses to or setoffs against any indebtedness or other obligations owing in connection with the Loan by Borrower, or by the undersigned's principals, to Administrative Agent, Lenders or Administrative Agent's or Lenders’ affiliates (the “Owed Obligations”), nor any claims against Administrative Agent, Lenders or Administrative Agent's or Lenders’ affiliates for any matter whatsoever, related or unrelated to the Owed Obligations, and (ii) releases Administrative Agent, Lenders and Administrative Agent's and Lenders’ affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that the undersigned has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Owed Obligations, including the subject matter of this Agreement as of the date hereof. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the date hereof that are owing to the undersigned by

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Administrative Agent, Lenders or Administrative Agent's or Lenders’ affiliates. As used in this paragraph, the word “undersigned” does not include Administrative Agent, any Lender or any individual signing on behalf of Administrative Agent or any Lender. The undersigned acknowledges that Administrative Agent and each Lender has been induced to enter into or continue the Owed Obligations by, among other things, the waivers and releases in this paragraph.

10.30Document Imaging.  Administrative Agent and each Lender shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Lender’s loans to Borrower, including, without limitation, this Agreement and the other Loan Documents, and Administrative Agent and each Lender may destroy or archive the paper originals; however, no original promissory notes shall be destroyed.  The parties hereto to the extent permitted by applicable law (a) waive any right to insist or require that Administrative Agent or any Lender produce paper originals, (b) agree that such images shall be accorded the same force and effect as the paper originals and (c) agree that Administrative Agent and each Lender is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings upon certification thereof under oath that such image is a true and correct copy of the original.  Upon payment of the Loan, each Lender shall deliver (i) to Borrower an assignment of the Loan as provided in Section 10.35 or (ii) the original Note to Borrower marked “paid in full”, record satisfaction of the Mortgage and other recorded Loan Documents, file UCC-3’s and mark its records that the Loan has been paid.

10.31Dealing with Multiple Parties;  BXG Limited Recourse.

(a)Joint and Several Liability.  If more than one Person is named as a Borrower hereunder, all obligations, representations, warranties, covenants and indemnities set forth in this Agreement and other Loan Documents to which such Persons are a party, shall be the joint and several obligations, representations, warranties, covenants and indemnities of all such Persons named as Borrowers, except to the extent otherwise specifically set forth to the contrary in this Agreement or the other Loan Documents.  Administrative Agent and each Lender shall have the right to deal with any individual Borrower with respect to all matters concerning the rights and obligations of Administrative Agent and each Lender hereunder and with respect to the transactions contemplated under this Agreement or the other Loan Documents.  All actions or inactions of the officers, managers, members, and/or partners of any Borrower with respect to the transactions contemplated under this Agreement or other Loan Documents shall be deemed to be with full authority of and binding upon all Borrowers.  Each Borrower hereby appoints each other Borrower as its true and lawful attorney-in-fact, with full rights and power, for purposes of exercising all rights of such Person under this Agreement and the other Loan Documents and under applicable law with respect to the transactions contemplated under the Agreement and the other Loan Documents.  This power of attorney is coupled with an interest.  The foregoing is a material inducement to the agreement of Administrative Agent and each Lender to enter into this Agreement and to consummate the transaction contemplated hereby.

(b)Waivers.  Although Administrative Agent, Lenders and Borrower intend that each entity constituting Borrower shall be jointly and severally liable for all Obligations, to the extent that this Agreement or the other Loan Documents may be determined to secure indebtedness of any Borrower for which any other Borrower is not primarily liable, each Borrower expressly waives the benefit of any and all defenses available to a guarantor, surety, endorser or accommodation party dependent on an obligor's character as such.  Without limiting the generality of the foregoing, each such other Borrower's liability hereunder shall not be affected or impaired in any way by any of the following

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acts or things (which Administrative Agent or any Lender is hereby expressly authorized to do, omit or suffer from time to time without notice to or consent of anyone):

(i)any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Obligations;

(ii)any extension or renewal of any Obligations (whether or not for longer than the original period) or any modification of the interest rate, maturity or other terms of the Obligations;

(iii)any waiver or indulgence granted to any Borrower, and any delay or lack of diligence in the enforcement of any or all Obligations owed by any Borrower;

(iv)any full or partial release of, compromise or settlement with, or agreement not to sue, any Borrower or other person liable on any Obligations;

(v)any release, surrender, cancellation or other discharge of any or all Obligations of Borrower or the acceptance of any instrument in renewal or substitution for any instrument evidencing any Obligations;

(vi)any failure to obtain collateral security (including rights of setoff) for any Obligations or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security for any Obligations;

(vii)any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security for any Obligations;

(viii)any assignment, sale, pledge or other transfer of any of the Obligations owed by any Borrower; or

(ix)any manner, order or method of application of any payments or credits on any Obligations.

Each Borrower waives all rights that it may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from any other Borrower or from any property of any other Borrower any sums paid under this Agreement.  No Borrower will exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with any Borrower or a guarantor or surety of the Obligations or from any property of any such person or entity until all of the Obligations shall have been fully paid and discharged.

(c)BXG Limited Recourse.

(i)Subject to the qualifications below, Administrative Agent and Lenders shall not seek to enforce any liability against BXG for or in connection with the BXG’s Obligations by any action or proceeding wherein a money judgment of more than the Limited Recourse Amount (defined below) is obtained.      Notwithstanding the foregoing, Administrative Agent and any Lender may, at its sole discretion, bring an action for specific performance or any other appropriate action or proceeding against Borrower to enable Administrative Agent or Lenders to enforce and realize upon their interests and rights in and to the Collateral securing the Loan.    Subject to the events described in clauses (ii), (iii) and (iv) below, BXG’s maximum liability of the Obligations (the “Limited Recourse Amount”) shall be limited to thirty percent (30%) (“BXG’s Recourse Liability Percentage”) of the amount of the Loan’s principal and interest outstanding on the date that such Obligations mature (whether due to demand, stated maturity, acceleration or otherwise) (the “Determination Date”).

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(ii) At such time the Timeshare Declaration is recorded against a portion of the Property, the Declarant’s Rights associated with such Timeshare Declaration has been collaterally assigned to Administrative Agent (for the benefit of Lenders)) and the Timeshare Association has been legally formed, so long as no Event of Default has occurred and is continuing, BXG’s Recourse Liability Percentage shall be decreased from thirty percent (30%) to twenty-two and one-half percent (22.5%).

(iii) At such time as Borrower has: (1) commenced sales of Encumbered Timeshare Product to Purchasers through the Vacation Club; (2) made the first Minimum Cumulative Semi-Annual Payment required by the terms of this Agreement; and (3) repaid Eight Million Dollars ($8,000,000) of the Loan pursuant to the application of Release Payments, so long as no Event of Default has occurred and is continuing, BXG’s Recourse Liability Percentage shall be decreased from twenty-two and one-half percent (22.5%) to fifteen percent (15%).

(iv)The provisions of this clause (c) shall not, however, (1) constitute a waiver, release or impairment of any Obligation evidenced or secured by any Loan Document; (2) affect the validity or enforceability of this Agreement or any of the rights and remedies of Administrative Agent and Lenders thereunder; (3) constitute a prohibition against Administrative Agent or Lenders to commence any other appropriate action or proceeding in order for Administrative Agent or Lenders to fully realize the security granted by the Collateral; (4) limit, waive or release the Obligations of BXG under the Completion Guaranty or the Environmental Indemnity; or (5) constitute a waiver of the rights of Administrative Agent or Lenders to enforce the Obligations of Borrower, by money judgment or otherwise, to the extent of any actual, out-of-pocket loss, damage, cost, expense, liability, claim or other obligation incurred by Administrative Agent or Lenders (including reasonable and documented attorneys’ fees and costs reasonably incurred) arising out of or in connection with any of the following:

A. any willful or intentional misrepresentation or gross negligence by Borrower in connection with the Loan;
B. any acts of fraud, misappropriation of funds or theft by Borrower;

C. any unauthorized, consensual and intentional transfer, assignment, sale or encumbrance of any Collateral under the Loan caused by the acts or omissions of Borrower, other than as permitted under this Agreement or the other Loan Documents;

D. any material damage, destruction or waste to any Collateral or the Property caused by the acts or omissions of Borrower, its lenders or employees;
E. the removal or disposal by, or at the direction of Borrower, of any portion of the Collateral, other than as permitted under this Agreement or the other Loan Documents;
F. any failure by Borrower to pay Taxes, assessments, or other charges affecting the Property or any Collateral as may be required by Borrower pursuant to this Agreement;
G. any failure by Borrower to maintain insurance as required by Borrower pursuant to this Agreement;

H. the misapplication or conversion by Borrower of (x) any insurance proceeds received by Borrower which are paid by reason of any loss, damage or destruction to the Collateral, or (y) any awards or other amounts received by Borrower in connection with the condemnation of all or a portion of Property in violation of this Agreement, in each of the foregoing clauses (x) and (y) only to the extent of proceeds received or misapplied by Borrower; and/or

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I. Borrower or any of its Affiliates asserts any claim, defense or offset against Administrative Agent or Lenders that Borrower has waived or agreed not to assert.

Notwithstanding anything to the contrary in this Agreement, (I)  Administrative Agent and Lenders shall not be deemed to have waived any right which Agent or any Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim in excess of the Limited Recourse Amount or to require that all Collateral shall continue to secure all of the Obligations in accordance with this Agreement, and (II)  Administrative Agent’s and Lenders’ agreement not to pursue liability of BXG in excess of the Limited Recourse Amount as set forth above SHALL BECOME NULL AND VOID and shall be of no further force and effect, and the Obligations shall be fully recourse to BXG and BVU in the event that one or more of the following occurs:

(A) Borrower files a voluntary petition under any Debtor Relief Law or consents to any such filing, or commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of Borrower or of the whole or any substantial part of the Collateral or the Property or the whole or any substantial part of Borrower’s assets;

(B) an officer, director or Person which controls, directly or indirectly, Borrower, files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person;

(C) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against Borrower, by any other Person under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person;

(D) in any case or proceeding under the Bankruptcy Code or in any other judicial proceeding, Borrower makes application to a court to (A) declare that all or any portion of the lien of Administrative Agent or Lenders or the Obligations of Borrower to pay principal and interest as specified in this Agreement be rescinded, set aside, or determined to be void or unenforceable, or (B) modify any of the terms of any of this Agreement without Administrative Agent’s and Lenders’ consent; and/or

(E) the voluntary dissolution or liquidation of the Borrower.

10.32Acknowledgement and Consent to Bail-In of Affected Financial Institutions .  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

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(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and

(i) the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

10.33Customary Advertising Materials.  Borrower consents to the publication by Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of Borrower, subject to reasonable approval thereof prior to such use, not to unreasonably withheld conditioned or delayed.

10.34Acknowledgement Regarding Any Supported QFCs .     To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(j) As used in this Section 10.33, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

BN 72497947v7

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

10.36Joinder.  Administrative Agent and Lenders agree and authorize the Administrative Agent to join in such easements, declarations, plats, governmental approval applications, as Borrower may reasonably request,  provided, the terms of such documents are reasonably acceptable to the Administrative Agent.

[The remainder of this page is intentionally left blank]

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SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives, and delivered, as of the date first above written.

BORROWER:

BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation

By:

Name:Raymond S. Lopez

Title:Vice President and Treasurer

BLUEGREEN VACATIONS CORPORATION, a Florida corporation

By:

Name:Raymond S. Lopez

Title:  Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives, and delivered, as of the date first above written.

LENDERS: ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, a national banking association, as Administrative Agent and as a Lender By: Name: Kristen Carreno Title: Sr. Vice President

LIBERTY BANK,  a Connecticut non-stock bank, a Lender

By_________________________
Name:
Title

BANKERS TRUST COMPANY,  an Iowa state chartered banking corporation, a Lender

By_________________________
Name:
Title

LIST OF SCHEDULES/EXHIBITS

Schedule 2.1	Commitments and Lenders
Exhibit A	Assignment and Assumption
Exhibit B	Budget
Exhibit C	List of Hotel Contracts
Exhibit D Exhibit E	Legal Description of Land Form of Promissory Note
Exhibit F	Form of Partial Release of Mortgage
EXHIBIT G-1	Form of U.S. Tax Compliance Certificate
EXHIBIT G-2	Form of U.S. Tax Compliance Certificate
EXHIBIT G-3	Form of U.S. Tax Compliance Certificate
EXHIBIT G-4	Form of U.S. Tax Compliance Certificate
Exhibit H	Litigation Summary
Exhibit I	Prior Names
Exhibit J	Form of Compliance Certificate
Exhibit K	Form of Request of Release of Improvement Funds

Schedule 2.1

Commitments and Lenders

Name of Lender	Commitment	Applicable Percentage
Zions Bancorporation, N.A., dba National Bank of Arizona	$48,300,000.00	50.00%
Bankers Trust Company, an Iowa state chartered banking corporation	$24,150,000.00	25.00%
Liberty Bank, a Connecticut non-stock bank	$24,150,000.00	25.00%
TOTAL	$96,600,000.00	100.00%

EXHIBIT A

[FORM OF ASSIGNMENT AND ASSUMPTION]

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] 2Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan and Security Agreement identified below (as amended, the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below, and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.Assignor[s]:_________________________________________

_________________________________________

2.Assignee[s]:_________________________________________

_________________________________________

[Assignee is an [Affiliate][Approved Fund] of [identify Lender]

__________________________

1For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

2For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

3Select as appropriate.

4Include bracketed language if there are either multiple Assignors or multiple Assignees.

3.Borrower(s):_________________________________________

4.Administrative Agent:______________________, as the administrative agent under the Loan Agreement

5.Loan Agreement:  [The [amount]  Loan Agreement dated as of _______ among [name of Borrower(s)], the Lenders parties thereto, [name of Administrative Agent], as Administrative Agent, and the other agents parties thereto]

6. Assigned Interest[s]:

AAssignor[s]1	AAssignee[s][2]	FFacility Assigned[3]	Aggregate Amount of Commitment/ Loans for all Lenders[4]	Amount of Commitment/ Loans Assigned[8]	Percentage Assigned of Commitment/ Loans[5]
			$	$	%
			$	$	%
			$	$	%

[7.Trade Date:______________]6

[Page break]

_________________________

1List each Assignor, as appropriate.

2List each Assignee, as appropriate.

3Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption.

4Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

5Set forth, to at least 9 decimals, as a percentage of the Commitment/ Loans of all Lenders thereunder.

6To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date:   _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]6

[NAME OF ASSIGNOR]

By:_________________________________

Title:

[NAME OF ASSIGNOR]

By:_________________________________

Title:

ASSIGNEE[S]7

[NAME OF ASSIGNEE]

By:_________________________________

Title:

[NAME OF ASSIGNEE]

By:_________________________________

Title:

[Consented to and]8 Accepted:

[NAME OF ADMINISTRATIVE AGENT], as
Administrative Agent

By:  _________________________________

_____________________________

6Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

7Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

8To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

Title:

[Consented to:]1

[NAME OF RELEVANT PARTY]

By:  ________________________________

Title:

______________________________

1To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

ANNEX 1

[__________________]1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor[s].  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document[2], (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents [or any collateral thereunder], (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee[s].  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all the requirements to be an assignee under Section 10.9 of the Loan Agreement (subject to such consents, if any, as may be required thereunder)[3], (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender[4] attached to the Assignment and Assumption is any

_____________________________

1Describe Credit Agreement at option of Administrative Agent.

2The term “Loan Document” should be conformed to that used in the Credit Agreement.

3[By confirming that it meets all the requirements to be an assignee under the Successors and Assigns provision of the Credit Agreement, the assignee is also confirming that it is not a Disqualified Institution (see section (f) of the Successors and Assigns provision).]

4The concept of “Foreign Lender” should be conformed to the section in the Credit Agreement governing withholding taxes and gross-up.

documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts that have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts that have accrued from and after the Effective Date.[1]  Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Arizona.

___________________________________

1The Administrative Agent should consider whether this method conforms to its systems.  In some circumstances, the following alternative language may be appropriate:

“From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date.  The Assignor[s] and the Assignee[s] shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.”

EXHIBIT B

BUDGET

EXHIBIT C

LIST OF HOTEL CONTRACTS

ASSIGNED SERVICE AGREEMENTS

VENDOR	SERVICE
Advance Fire Protection Services Inc.	Fire Protection System Monitoring
Advance Fire Protection Services Inc.	Annual Fire Alarm/Systems Inspections
ASCAP	Music License
Assa Abloy	Service Agreement
Brown Fire Protection	Exhaust Hood Cleaning
Ecolab Pest Control	Pest Control
Ecolab Pest Control	Pest Control – Villas 5 and 6
Ecolab Pest Control	Pest Control – Spa
Eglobal ATM Agreement	ATM
Elavon/Fusebox	Credit Card Processor
Gulf Coast Grease	Grease Trap Grease Removal
Heroman Services	Interior and Exterior Plant Lease
HotelPort	Website Maintenance
HSS Hospitality Staffing Solutions	Contractor and Staffing Agreement
Knowland	Sales Market Research
Lefcon	Email Exchange
Lefcon	Back-up System
Lefcon	IT Support
Life Fitness	Annual Exercise Equipment Maintenance
Loomis	Armored Car Service
Metropolis Technologies, Inc.	Call Accounting Maintenance Agreement
MUZAK	Mood Music
National Records Center	Shred Bins
Oracle	Mircros Support
Oracle Elevator	Elevator Maintenance
ScentAir	Signature Scent Program
Sonifi	Cable Television (Free to Guest)
Sonifi	Public Viewing (Bars & Lobby)
Sonifi	Staycast
Book4time	Spa/GiftShop IT Software
System Service & Engineering	HVAC Scheduled Maintenance
Uniguest	Technical Support for Lobby Business Center
Waste Pro	Trash
Xtreme Lawn Service	Exterior Landscaping
Morrow-Janus	Reader Board Service Agreement
Touch of Grace	Contractor and Staffing Agreement
Kalibri Labs	Revenue Insight

Airespring	Local/long distance Wi-Fi back up phone service
WOW!	Internet-Bandwidth Circuit
Paradise Watersports	Privateer Dock Fee
Paradise Watersports	Footloose Dock Fee
Paradise Watersports	Watersports Commission
Ecolab	Dish Machine – WH 66 Model
Ecolab	Booster Heater
Beekeeper	Employee Engagement – HR Communication
RTI	Oil Filtration and Equipment
Xtreme Lawn Service	Irrigation System Repair Contract
Xtreme Lawn Service	Sod Repair Contract

EXHIBIT D

LEGAL DESCRIPTION OF LAND

MARRIOTT PARCELS (PARCELS 1 - 6, PARCELS A - B, AP1, AND AP2)

DESCRIPTION OF PARCEL 1:

A PARCEL OF LAND SITUATED PARTLY IN GOVERNMENT LOT 11 AND GOVERNMENT LOT 12 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF GOVERNMENT LOT 11 IN SAID SECTION 14, THENCE SOUTH 00 DEGREES 08 MINUTES 30 SECONDS WEST ALONG THE EAST LINE OF SAID GOVERNMENT LOT 11 FOR 642.18 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 514.40 FEET TO THE POINT OF BEGINNING; THENCE NORTH 26 DEGREES 44 MINUTES 43 SECONDS EAST 84.88 FEET; THENCE SOUTH 62 DEGREES 43 MINUTES 56 SECONDS EAST 79.69 FEET; THENCE NORTH 26 DEGREES 57 MINUTES 54 SECONDS EAST 126.05 FEET; THENCE NORTH 09 DEGREES 07 MINUTES 41 SECONDS WEST 75.55 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST 78.68 FEET; THENCE NORTH 09 DEGREES 07 MINUTES 41 SECONDS WEST 52.39 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST 32.38 FEET; THENCE NORTH 09 DEGREES 07 MINUTES 41 SECONDS WEST 94.93 FEET; THENCE SOUTH 84 DEGREES 55 MINUTES 29 SECONDS EAST 100.77 FEET; THENCE SOUTH 65 DEGREES 18 MINUTES 08 SECONDS EAST 160.00 FEET; THENCE SOUTH 48 DEGREES 41 MINUTES 39 SECONDS EAST 168.17 FEET; THENCE SOUTH 60 DEGREES 01 MINUTE 23 SECONDS EAST 110.53 FEET; THENCE NORTH 74 DEGREES 31 MINUTES 50 SECONDS EAST 208.00 FEET; THENCE NORTH 60 DEGREES 26 MINUTES 52 SECONDS EAST 110.00 FEET TO THE WESTERLY RIGHT OF WAY OF JAN COOLEY DRIVE; THENCE SOUTH 39 DEGREES 33 MINUTES 08 SECONDS EAST ALONG SAID RIGHT OF WAY 425 FEET TO A POINT OF CURVE; THENCE SOUTHEASTERLY AND 195.61 FEET ALONG THE ARC OF SAID CURVE BEING CONCAVE SOUTHWEST, HAVING A RADIUS OF 715.16 FEET AND A CENTRAL ANGLE OF 15 DEGREES 40 MINUTES 18 SECONDS; THENCE SOUTH 56 DEGREES 56 MINUTES 00 SECONDS WEST 185.00 FEET; THENCE NORTH 63 DEGREES 03 MINUTES 30 SECONDS WEST 267.00 FEET; THENCE NORTH 61 DEGREES 43 MINUTES 08 SECONDS WEST 25.00 FEET; THENCE SOUTH 60 DEGREES 16 MINUTES 52 SECONDS WEST 110.00 FEET; THENCE SOUTH 77 DEGREES 16 MINUTES 52 SECONDS WEST 70.00 FEET; THENCE SOUTH 29 DEGREES 01 MINUTE 52 SECONDS WEST 62.72 FEET MORE OR LESS TO THE MEAN HIGH WATER LINE OF GRAND LAGOON; THENCE NORTHWESTERLY AND WESTERLY ALONG SAID MEAN HIGH WATER LINE, 740 FEET MORE OR LESS TO A POINT THAT BEARS SOUTH 02 DEGREES 11 MINUTES 24 SECONDS WEST FROM THE POINT OF BEGINNING; THENCE NORTH 02 DEGREES 11 MINUTES 24 SECONDS EAST 52.18 FEET MORE OR LESS TO THE POINT OF BEGINNING.

PARCEL ADJACENT TO MARRIOTT

DESCRIPTION OF PARCEL 2:

A TRACT OF LAND SITUATED IN GOVERNMENT LOT 11 AND IN GOVERNMENT LOT 12, SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA AND BETTER DESCRIBED AS: COMMENCE AT THE NORTHEAST CORNER OF SAID GOVERNMENT LOT 11; THENCE SOUTH 00 DEGREES 08 MINUTES 30 SECONDS WEST ALONG THE EAST LINE OF SAID GOVERNMENT LOT 11 FOR 373.50 FEET TO THE NORTHERLY BOUNDARY OF THE MARRIOTT HOTEL PROPERTY AND THE POINT OF BEGINNING; THENCE TRAVERSING THE NORTH BOUNDARY OF SAID MARRIOTT HOTEL PROPERTY, NORTH 48 DEGREES 41 MINUTES 39 SECONDS WEST FOR 168.17 FEET; THENCE NORTH 65 DEGREES 18 MINUTES 08 SECONDS WEST FOR 160.00 FEET; THENCE NORTH 84 DEGREES 55 MINUTES 29 SECONDS WEST FOR 100.77 FEET; THENCE LEAVING SAID NORTH BOUNDARY, NORTH 09 DEGREES 07 MINUTES 41 SECONDS WEST FOR 23.90 FEET TO THE SOUTHERLY RIGHT OF WAY OF BAY POINT ROAD; THENCE EASTERLY AND 29.56 FEET ALONG THE ARC OF A CURVE CONCAVE NORTHERLY, HAVING A RADIUS OF 180.00 FEET AND A CENTRAL ANGLE OF 9 DEGREES 24 MINUTES 34 SECONDS; THENCE NORTH 72 DEGREES 00 MINUTES 43 SECONDS EAST FOR 38.64 FEET TO A POINT OF CURVE; THENCE SOUTHEASTERLY AND 135.09 FEET ALONG THE ARC OF A CURVE CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 120.00 FEET AND A CENTRAL ANGLE OF 64 DEGREES 30 MINUTES 00 SECONDS; THENCE SOUTH 43 DEGREES 29 MINUTES 17 SECONDS EAST FOR 276.93 FEET TO THE NORTH BOUNDARY OF THE MARRIOTT HOTEL; THENCE NORTH 60 DEGREES 01 MINUTE 23 SECONDS WEST FOR 5.13 FEET TO THE POINT OF BEGINNING.

PARCEL NORTH OF MARRIOTT DRIVE & EAST OF LOCH LEGEND VILLAGE

DESCRIPTION OF PARCEL 3:

A PARCEL OF LAND BEING SITUATED PARTLY IN GOVERNMENT LOT 11 AND GOVERNMENT LOT 12 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST IN BAY COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS: COMMENCE AT THE NORTHEAST CORNER OF SAID GOVERNMENT LOT 11; THENCE NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST ALONG THE NORTH LINE OF GOVERNMENT LOT 11 FOR 164.87 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 09 DEGREES 32 MINUTES 00 SECONDS EAST FOR 33.94 FEET; THENCE SOUTH 32 DEGREES 59 MINUTES 57 SECONDS EAST FOR 44.24 FEET; THENCE SOUTH 46 DEGREES 03 MINUTES 58 SECONDS EAST FOR 196.13 FEET; THENCE SOUTH 37 DEGREES 18 MINUTES 58 SECONDS EAST FOR 93.87 FEET; THENCE SOUTH 56 DEGREES 27 MINUTES 20 SECONDS EAST FOR 105.50 FEET; THENCE SOUTH 72 DEGREES 52 MINUTES 11 SECONDS EAST FOR 42.32 FEET; THENCE SOUTH 88 DEGREES 46 MINUTES 02 SECONDS EAST FOR 136.57 FEET TO A POINT ON THE EXISTING NORTHERLY BOUNDARY OF THE MARRIOTT HOTEL PROPERTY; THENCE SOUTH 60 DEGREES 26 MINUTES 52 SECONDS WEST ALONG SAID EXISTING NORTHERLY BOUNDARY FOR 37.48 FEET; THENCE CONTINUE ALONG SAID EXISTING BOUNDARY SOUTH 74 DEGREES 31 MINUTES 50 SECONDS WEST FOR 174.01 FEET; THENCE NORTH 43 DEGREES 29 MINUTES 17 SECONDS WEST ALONG THE EASTERLY RIGHT OF WAY OF SAID BAY POINT ROAD FOR 393.94 FEET TO A POINT OF CURVE; THENCE NORTHWESTERLY AND 80.08 FEET ALONG AN ARC IN SAID RIGHT OF WAY, SAID ARC BEING CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 180.00 FEET AND A CENTRAL

ANGLE OF 25 DEGREES 29 MINUTES 20 SECONDS; THENCE LEAVING SAID RIGHT OF WAY NORTH 21 DEGREES 01 MINUTE 23 SECONDS EAST FOR 22.35 FEET ALONG THE EASTERLY BOUNDARY OF LOCH LEGEND VILLAGE, A CONDOMINIUM; THENCE CONTINUE ALONG SAID BOUNDARY NORTH 18 DEGREES 28 MINUTES 43 SECONDS WEST FOR 72.94 FEET TO SAID NORTH LINE OF SAID GOVERNMENT LOT 11; THENCE SOUTH 89 DEGREES 55 MINUTES 05 SECONDS EAST ALONG SAID GOVERNMENT LOT LINE FOR 59.78 FEET TO THE POINT OF BEGINNING.

DESCRIPTION OF PARCEL 4: PHASES 1 THROUGH 8

PHASE NO. 1:

COMMENCING AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET; THENCE S.18°28'43"E., 72.94 FEET; THENCE S.21°01'23"W., 22.35 FEET TO THE NORTHERLY RIGHT OF WAY OF A PROPOSED ROADWAY INTO THE MARRIOTT HOTEL; THENCE WESTERLY AND 122.56 FEET ALONG THE ARC OF A CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 180.00 FEET AND A CHORD OF 120.20 FEET BEARING N.88°28'57"W.; THENCE CONTINUE ALONG SAID RIGHT OF WAY S.72°00'43"W., 38.64 FEET TO A POINT OF CURVE; THENCE NORTHWESTERLY AND 50.37 FEET ALONG THE ARC OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 120.00 FEET AND A CHORD-OF 50.00 FEET BEARING S.84°02' 12"W. AND CALL THAT THE POINT OF BEGINNING; THENCE CONTINUE ALONG SAID RIGHT OF WAY, 56.44 FEET ALONG THE ARC OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 120.00 FEET AND A CHORD OF 55.93 FEET BEARING N.70°27'48"W.; THENCE N.56°59'17"W., 254.46 FEET ALONG SAID RIGHT OF WAY TO A POINT OF CURVE; THENCE NORTHWESTERLY AND 69.01 FEET ALONG THE ARC OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 120.00 FEET AND A CHORD OF 68.06 FEET BEARING N.40°30'52"W.; THENCE N.68°27'23"E., 114.59 FEET; THENCE N.06°31'30"E., 72.00 FEET; THENCE S.38°28'30"E., 165.00 FEET; THENCE S.83°28'30"E., 70.00 FEET; THENCE S.07°10'09"E., 187.02 FEET TO SAID PROPOSED RIGHT OF WAY AND THE POINT OF BEGINNING.

PHASE NO. 2:

COMMENCING AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET; THENCE N.18°28'43"W., 137.06 FEET; THENCE N.04°28'30"W., 100.00 FEET; THENCE N.72°34'20"W., 77.00 FEET; THENCE S.44°26'07"W., 70.95 FEET TO THE POINT OF BEGINNING: THENCE S.38°28'30"E., 42.00 FEET; THENCE S.51°31'30"W., 65.00 FEET; THENCE S.18°27'12"W., 49.74 FEET; THENCE N.83°28'30"W., 70.00 FEET; THENCE N.38°28'30"W., 165.00 FEET; THENCE N.06°31'30"E., 72.00 FEET; THENCE S.83°28'30"E., 122.00 FEET; THENCE S.38°28'30"E., 100.00 FEET; THENCE N.51°31'30"E., 19.00 FEET; THENCE S.38°28'30"E., 10.00 FEET TO THE POINT OF BEGINNING.

PHASE NO. 3:

COMMENCE AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET TO THE POINT OF BEGINNING: THENCE S.18°28'43"E., 72.94 FEET; THENCE S.21°01'23"W., 22.35 FEET TO THE RIGHT OF WAY OF A PROPOSED ROADWAY INTO THE MARRIOTT HOTEL; THENCE WESTERLY AND 122.56 FEET ALONG THE ARC OF A CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 180.00 FEET AND A CHORD OF 120.21 FEET BEARING N.88°28'57"W.; THENCE CONTINUE ALONG SAID RIGHT OF WAY S.72°00'43"W., 38.64 FEET TO A POINT OF CURVE; THENCE NORTHWESTERLY AND 50.37 FEET ALONG THE ARC OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 120.00 FEET AND A CHORD OF 50.00 FEET BEARING S.84°02'12"W.; THENCE N.07°10'09"W., 187.02 FEET; THENCE N.18°27'12"E., 49.74 FEET; THENCE N.51°31'30"E. 65.00 FEET; THENCE N.38°28'30"W., 42.00 FEET; THENCE N.44° 26'07"E., 70.95 FEET; THENCE S.72°34'20"E., 77.00 FEET; THENCE S.04°28'30"E., 100.00 FEET; THENCE S.18°28'43"E., 137.06 FEET TO THE POINT OF BEGINNING. SAID TRACT BEING SITUATED PARTLY IN GOVERNMENT LOT 10 AND GOVERNMENT LOT 11 OF SAID SECTION 14.

PHASE NO. 4:

COMMENCE AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET; THENCE N.18°28'43"W., 137.06 FEET; THENCE N.04°28'30"W., 100.00 FEET TO THE POINT OF BEGINNING; THENCE N.72°34'20"W., 77.00 FEET; THENCE S.44°26'07"W., 70.95 FEET; THENCE N.38°28'30"W., 10.00 FEET; THENCE S.51°31'30"W., 19.00 FEET; THENCE N.38°28'30"W., 100.00 FEET; THENCE N.83°28'30°W., 122.00 FEET; THENCE N.06°31'30"E., 204.00 FEET; THENCE S.83°28'30"E., 115.00 FEET; THENCE N.51°31'30"E., 58.00 FEET; THENCE S.38°28'30"E., 110.00 FEET; THENCE S.51°31'30"W., 15.00 FEET; THENCE S.38°28'30"E., 160.83 FEET; THENCE S.10°25'40"W., 65.99 FEET TO THE POINT OF BEGINNING. SAID TRACT BEING SITUATED IN GOVERNMENT LOT 10 IN SAID SECTION 14.

PHASE NO. 5:

COMMENCE AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET; THENCE N.18°28'43"W., 137.06 FEET; THENCE N.04°28'30"W., 100.00 FEET; THENCE N.10°25'40"E., 65.99 FEET TO THE POINT OF BEGINNING: THENCE N.38°28'30"W., 160.83 FEET; THENCE N.51°31'30"E. 15.00 FEET; THENCE N.38°28'30"W., 30.00 FEET; THENCE N.51°31'30"E., 155.00 FEET; THENCE S.75°40'51"E., 32.13 FEET; THENCE S.10°25'40"W., 251.37 FEET TO THE POINT OF BEGINNING. SAID TRACT BEING SITUATED PARTLY IN GOVERNMENT LOT 10 AND GOVERNMENT LOT 4 OF SAID SECTION 14.

PHASE NO. 6:

COMMENCE AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET; THENCE N.18°28'43"W., 137.06 FEET; THENCE N.04°28'30"W., 100.00 FEET; THENCE N.10°25'40"E., 317.36 FEET; THENCE N.75°40'51"W., 32.13 FEET; THENCE.S.51°31'30"W., 90.00 FEET TO THE POINT OF BEGINNING: THENCE CONTINUE S.51°31'30"W.; 65.00 FEET; THENCE N.38°28'30"W., 80.00 FEET; THENCE S.51°31'30"W., 21.00 FEET; THENCE N.41°54'31"E., 100.18 FEET; THENCE N.51°31'30"E., 92.00 FEET; THENCE S.38°28'30"E., 180.00 FEET TO THE POINT OF BEGINNING. SAID TRACT BEING SITUATED IN GOVERNMENT LOT 4 OF SAID SECTION 14.

PHASE NO. 7:

COMMENCE AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET; THENCE N.18°28'43"W., 137.06 FEET; THENCE N.04°28'30"W., 100.00 FEET; THENCE N.10°25'40"E., 317.37 FEET; THENCE N.75°40'51"W., 32.13 FEET; THENCE S.51°31'30"W., 90.00 FEET; THENCE N.38°28'30"W., 180.00 FEET TO THE POINT OF BEGINNING: THENCE S.51°31'30"W., 92.00 FEET; THENCE S.41°54'31"E., 100.18 FEET; THENCE S.51°31'30"W., 37.00 FEET; THENCE N.83'28"30"W., 115.00 FEET; THENCE N.06°31'30"E., 360.45 FEET; THENCE S.59°23'42"E., 129.64 FEET; THENCE S.06°31'30"W., 53.00 FEET; THENCE S.83°28'30"E., 32.00 FEET; THENCE S.38°28'30"E., 55.00 FEET; THENCE S.51°31'30"W., 82.00 FEET TO THE POINT OF BEGINNING. SAID TRACT BEING SITUATED PARTLY IN GOVERNMENT LOT 4 AND GOVERNMENT LOT 10 OF SAID SECTION 14.

PHASE NO. 8:

COMMENCE AT A CONCRETE MONUMENT MARKING THE NE CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE N.89°55'05"W. ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11, 224.65 FEET; THENCE N.18°28'43"W., 137.06 FEET; THENCE N.04°28'30"W., 100.00 FEET; THENCE N.10°25'40'E., 317.37 FEET TO THE POINT OF BEGINNING; THENCE N.75°40'51"W., 32.13 FEET; THENCE S.51°31'30"W., 90.00 FEET; THENCE N.38°28'30"W., 180.00 FEET; THENCE N.51°31'30"E., 82.00 FEET; THENCE N.38°28'30"W., 55.00 FEET; THENCE N.83°28'30"W., 32.00 FEET; THENCE N.06°31'30"E., 53.00 FEET; THENCE S.83°28'30"E., 40.00 FEET; THENCE S.38°28'30"E., 76.00 FEET; THENCE N.51°31'30"E., 102.00 FEET; THENCE S.80°38'33"E., 94.37 FEET; THENCE S.12°33'10"W., 232.88 FEET TO THE POINT OF BEGINNING. SAID TRACT BEING SITUATED IN GOVERNMENT LOT 4 OF SAID SECTION 14.

LESS AND EXCEPT (OLCC): COMMENCE AT THE NORTHEAST CORNER OF GOVERNMENT LOT 11, SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11 FOR 224.65 FEET TO THE EASTERLY BOUNDARY LINE OF LOCH LEGEND AS DESCRIBED IN OFFICIAL RECORDS BOOK 1143, PAGE 169 AND OFFICIAL RECORDS BOOK 1143, PAGE 307 OF THE

PUBLIC RECORDS OF BAY COUNTY, FLORIDA; THENCE NORTHERLY ALONG SAID EASTERLY BOUNDARY LINE AS FOLLOWS: NORTH 18 DEGREES 28 MINUTES 43 SECONDS WEST FOR 137.06 FEET; NORTH 04 DEGREES 28 MINUTES 30 SECONDS WEST FOR 100.00 FEET; NORTH 10 DEGREES 25 MINUTES 40 SECONDS EAST FOR 317.36 FEET; NORTH 12 DEGREES 33 MINUTES 10 SECONDS EAST FOR 87.65 FEET; THENCE LEAVING SAID EASTERLY BOUNDARY LINE NORTH 77 DEGREES 26 MINUTES 50 SECONDS WEST FOR 16.94 FEET FOR THE POINT OF BEGINNING; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 17.50 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST 5.60 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST 11.20 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 6.90 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 13.60 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 6.10 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 13.60 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 5.60 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 30.00 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 5.60 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 13.60 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 3.00 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 13.60 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 5.70 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 12.50 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 14.90 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 22.00 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 14.90 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 7.70 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 35.60 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 12.30 FEET, THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 10.80 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 17.00 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 3.60 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 5.20 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 8.90 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 4.20 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 31.80 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 4.20 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 8.90 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 5.20 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 3.70 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 9.10 FEET; THENCE RUN NORTH 38 DEGREES 39 MINUTES 46 SECONDS WEST, 9.98 FEET; THENCE RUN NORTH 50 DEGREES 34 MINUTES 38 SECONDS EAST, 7.86 FEET; THENCE RUN NORTH 38 DEGREES 52 MINUTES 40 SECONDS WEST, 3.54 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 21.40 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 5.60 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 10.34 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 8.75 FEET; THENCE RUN NORTH 51 DEGREES 10 MINUTES 19 SECONDS EAST, 14.38 FEET; THENCE RUN NORTH 38 DEGREES 49 MINUTES 41

SECONDS WEST, 13.47 FEET; THENCE RUN NORTH 50 DEGREES 35 MINUTES 26 SECONDS EAST, 15.06 FEET; THENCE RUN NORTH 50 DEGREES 30 MINUTES 14 SECONDS EAST, 45.38 FEET; THENCE RUN SOUTH 39 DEGREES 28 MINUTES 00 SECONDS EAST, 6.08 FEET; THENCE RUN NORTH 50 DEGREES 30 MINUTES 14 SECONDS EAST, 44.07 FEET; THENCE RUN NORTH 39 DEGREES 29 MINUTES 46 SECONDS WEST, 19.78 FEET; THENCE RUN NORTH 52 DEGREES 00 MINUTES 59 SECONDS EAST, 17.38 FEET; THENCE RUN SOUTH 87 DEGREES 52 MINUTES 13 SECONDS EAST, 96.80 FEET; THENCE RUN SOUTH 04 DEGREES 21 MINUTES 09 SECONDS WEST, 63.22 FEET; THENCE RUN NORTH 87 DEGREES 16 MINUTES 58 SECONDS WEST, 72.63 FEET; THENCE RUN SOUTH 50 DEGREES 59 MINUTES 58 SECONDS WEST, 14.49 FEET; THENCE RUN SOUTH 39 DEGREES 17 MINUTES 20 SECONDS EAST 5.75 FEET; THENCE RUN NORTH 50 DEGREES 42 MINUTES 40 SECONDS EAST, 0.87 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 15.50 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 7.40 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 0.40 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 5.60 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 13.10 FEET; THENCE RUN NORTH 51 DEGREES 07 MINUTES 20 SECONDS EAST, 3.30 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 16.60 FEET; THENCE RUN SOUTH 51 DEGREES 07 MINUTES 20 SECONDS WEST, 3.00 FEET; THENCE RUN SOUTH 38 DEGREES 52 MINUTES 40 SECONDS EAST, 19.10 FEET TO THE POINT OF BEGINNING. (O.R. BOOK 3002 PAGE 856)

ALLIGATOR POINT PROPERTY

DESCRIPTION OF PARCEL 5:

COMMENCE AT THE NORTHEAST CORNER OF GOVERNMENT LOT 14, SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE NORTH LINE OF SAID LOT 14 FOR 390 FEET TO THE WEST RIGHT OF WAY LINE OF A COUNTY ROAD; THENCE SOUTH 10 DEGREES 01 MINUTE 35 SECONDS EAST ALONG SAID RIGHT OF WAY LINE FOR 184.36 FEET TO THE POINT OF BEGINNING. THENCE SOUTH 50 DEGREES 52 MINUTES 27 SECONDS WEST FOR 211.30 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 36 SECONDS WEST FOR 120 FEET TO THE WATER'S EDGE OF A BAYOU; THENCE SOUTHERLY, WESTERLY, EASTERLY AND NORTHWESTERLY ALONG THE EDGE OF SAID BAYOU, THENCE SOUTHERLY AND EASTERLY ALONG THE WATER'S EDGE OF GRAND LAGOON AND ST. ANDREW BAY TO A POINT ON THE WEST RIGHT OF WAY LINE OF SAID COUNTY ROAD; THENCE NORTH 10 DEGREES 01 MINUTE 35 SECONDS WEST FOR 128.37 FEET MORE OR LESS TO THE POINT OF BEGINNING. TOGETHER WITH AN EASEMENT FOR INGRESS AND EGRESS FOR EMERGENCY SERVICES, FOR THE INSTALLATION AND MAINTENANCE OF UTILITIES, AND FOR ACCESS FOR NORMAL MAINTENANCE ACTIVITIES, THE EASEMENT BEING DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHEAST CORNER OF GOVERNMENT LOT 14, IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE WEST, 390.00 FEET ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 14 TO THE WESTERLY RIGHT OF WAY OF A 60-FOOT COUNTY ROADWAY; THENCE SOUTH 10 DEGREES 01 MINUTE 35 SECONDS EAST ALONG SAID RIGHT OF WAY 304.08 FEET TO THE POINT

OF BEGINNING. THENCE SOUTH 43 DEGREES 58 MINUTES 19 SECONDS WEST 56.53 FEET; THENCE SOUTH 47 DEGREES 31 MINUTES 30 SECONDS WEST 66.64 FEET; THENCE SOUTH 62 DEGREES 26 MINUTES 28 SECONDS WEST 48.74 FEET; THENCE SOUTH 66 DEGREES 03 MINUTES 22 SECONDS WEST 43.30 FEET; THENCE SOUTH 70 DEGREES 16 MINUTES 52 SECONDS WEST 68.60 FEET; THENCE SOUTH 20 DEGREES 32 MINUTES 10 SECONDS EAST 7.00 FEET TO THE MEAN HIGH WATER LINE OF GRAND LAGOON; THENCE TRAVERSE SAID MEAN HIGH WATER LINE NORTH 70 DEGREES 16 MINUTES 52 SECONDS EAST 68.76 FEET; THENCE NORTH 66 DEGREES 03 MINUTES 22 SECONDS EAST 43.78 FEET; THENCE NORTH 62 DEGREES 26 MINUTES 28 SECONDS EAST 49.88 FEET; THENCE NORTH 47 DEGREES 31 MINUTES 30 SECONDS EAST, 67.76 FEET; THENCE NORTH 43 DEGREES 58 MINUTES 19 SECONDS EAST 51.68 FEET TO THE INTERSECTION OF SAID MEAN HIGH WATER LINE WITH THE WESTERLY RIGHT OF WAY OF THE 60-FOOT COUNTY ROADWAY; THENCE NORTH 10 DEGREES 01 MINUTE 35 SECONDS WEST ALONG SAID RIGHT OF WAY 8.65 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT: COLEMAN SMITH PROPERTY: A PROPERTY WITH RESERVATIONS FOR INGRESS AND EGRESS AS RECORDED AT BOOK 1092, PAGE 829, BAY COUNTY OFFICIAL RECORDS, TOGETHER WITH A PARCEL OF LAND AS RECORDED AT BOOK 781, PAGE 332, BAY COUNTY OFFICIAL RECORDS.

BALLROOM PARCEL (LOCATED NORTH OF & ADJACENT TO PARCEL 3)

DESCRIPTION OF PARCEL 6:

A PARCEL OF LAND BEING SITUATED PARTLY IN GOVERNMENT LOT 11 AND GOVERNMENT LOT 12, IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, IN BAY COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHEAST CORNER OF GOVERNMENT LOT 11; THENCE NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11 FOR 164.87 FEET; THENCE SOUTH 09 DEGREES 32 MINUTES 00 SECONDS EAST FOR 33.94 FEET; THENCE SOUTH 32 DEGREES 59 MINUTES 57 SECONDS EAST FOR 44.24 FEET; THENCE SOUTH 46 DEGREES 03 MINUTES 58 SECONDS EAST FOR 175.68 FEET TO THE POINT OF BEGINNING. THENCE CONTINUE SOUTH 46 DEGREES 03 MINUTES 58 SECONDS EAST FOR 20.45 FEET; THENCE SOUTH 37 DEGREES 18 MINUTES 58 SECONDS EAST FOR 93.87 FEET; THENCE SOUTH 56 DEGREES 27 MINUTES 20 SECONDS EAST FOR 105.50 FEET; THENCE SOUTH 72 DEGREES 52 MINUTES 11 SECONDS EAST FOR 42.32 FEET; THENCE SOUTH 88 DEGREES 46 MINUTES 02 SECONDS EAST FOR 136.57 FEET TO A POINT ON THE EXISTING NORTHERLY BOUNDARY OF THE MARRIOTT HOTEL PROPERTY; THENCE CONTINUE NORTH 60 DEGREES 26 MINUTES 52 SECONDS EAST ALONG SAID BOUNDARY LINE FOR 72.52 FEET TO THE WESTERLY RIGHT OF WAY LINE OF JAN COOLEY DRIVE (66-FOOT RIGHT OF WAY); THENCE NORTH 39 DEGREES 33 MINUTES 08 SECONDS WEST ALONG SAID WESTERLY RIGHT OF WAY FOR 191.62 FEET; THENCE DEPARTING SAID RIGHT OF WAY LINE RUN NORTH 82 DEGREES 32 MINUTES 35 SECONDS WEST FOR 69.10 FEET TO THE BEGINNING OF A CURVE TO THE LEFT (SOUTHWESTERLY); THENCE CONTINUE ALONG SAID CURVE TO THE LEFT (SOUTHWESTERLY), SAID CURVE HAVING A CENTRAL ANGLE OF 31 DEGREES 13 MINUTES 20 SECONDS, A RADIUS OF

392.54 FEET FOR AN ARC DISTANCE OF 213.91 FEET (CHORD BEARING SOUTH 81 DEGREES 50 MINUTES 45 SECONDS WEST FOR 211.27 FEET) TO THE POINT OF BEGINNING.

PARCEL 7: [DESCRIPTION OF PARCEL A (OFF SITE PARKING PARCEL)]

COMMENCE AT THE NORTHWEST CORNER OF SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE NORTH 89 DEGREES 51 MINUTES 31 SECONDS EAST, ALONG THE NORTH LINE OF SAID SECTION 14 FOR A DISTANCE OF 1363.02 FEET TO THE EASTERLY RIGHT OF WAY OF JAN COOLEY DRIVE; THENCE SOUTH 00 DEGREES 01 MINUTE 47 SECONDS EAST ALONG SAID EASTERLY RIGHT OF WAY FOR A DISTANCE OF 1918.41 FEET TO THE POINT OF BEGINNING. THENCE NORTH 89 DEGREES 58 MINUTES 13 SECONDS EAST 75.46 FEET; THENCE SOUTH 61 DEGREES 13 MINUTES 51 SECONDS EAST 205.45 FEET; THENCE SOUTH 07 DEGREES 02 MINUTES 33 SECONDS WEST 466.13 FEET; THENCE NORTH 71 DEGREES 55 MINUTES 25 SECONDS WEST 148.93 FEET TO THE POINT ON A CURVE CONCAVE TO THE EAST ON THE EASTERLY RIGHT OF WAY OF JAN COOLEY DRIVE; THENCE NORTHERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 801.42 FEET AND A CHORD DISTANCE OF 301.08 FEET BEARING NORTH 10 DEGREES 51 MINUTES 23 SECONDS WEST; THENCE CONTINUE ALONG SAID EASTERLY RIGHT OF WAY NORTH 00 DEGREES 01 MINUTE 47 SECONDS WEST FOR A DISTANCE OF 219.55 FEET TO THE POINT OF BEGINNING.

PARCEL 8: [DESCRIPTION OF PARCEL B (TENNIS COURT PARCEL)]

THAT PART OF LOCH LEGEND VILLAGE, BETTER DESCRIBED AS: COMMENCE AT A CONCRETE MONUMENT MARKING THE NORTHEAST CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11 FOR 224.65 FEET; THENCE NORTH 18 DEGREES 28 MINUTES 43 SECONDS WEST 137.06 FEET; THENCE NORTH 04 DEGREES 28 MINUTES 30 SECONDS WEST 100.00 FEET; THENCE NORTH 10 DEGREES 25 MINUTES 40 SECONDS EAST 317.36 FEET; THENCE NORTH 12 DEGREES 33 MINUTES 10 SECONDS EAST 232.88 FEET TO THE POINT OF BEGINNING. THENCE NORTH 80 DEGREES 38 MINUTES 33 SECONDS WEST 94.37 FEET; THENCE SOUTH 51 DEGREES 31 MINUTES 30 SECONDS WEST 102.00 FEET; THENCE NORTH 38 DEGREES 28 MINUTES 30 SECONDS WEST 76.00 FEET; THENCE NORTH 83 DEGREES 28 MINUTES 30 SECONDS WEST 40.00 FEET; THENCE NORTH 59 DEGREES 23 MINUTES 42 SECONDS WEST 129.64 FEET; THENCE NORTH 06 DEGREES 31 MINUTES 30 SECONDS EAST 135.00 FEET; THENCE NORTH 20 DEGREES 18 MINUTES 52 SECONDS EAST 375.35 FEET; THENCE NORTH 55 DEGREES 02 MINUTES 37 SECONDS EAST 152.42 FEET; THENCE SOUTH 08 DEGREES 45 MINUTES 38 SECONDS EAST 663.12 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT: A PORTION OF PARCEL B (TENNIS COURT PARCEL):

COMMENCE AT THE NORTHEAST CORNER OF GOVERNMENT LOT 11 IN SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA; THENCE NORTH 89 DEGREES 53 MINUTES 13 SECONDS WEST ALONG THE NORTH LINE OF SAID GOVERNMENT LOT 11 FOR 224.60 FEET; THENCE NORTH 18 DEGREES 30 MINUTES 48 SECONDS WEST FOR 137.04 FEET; THENCE NORTH

04 DEGREES 27 MINUTES 48 SECONDS WEST FOR 100.33 FEET; THENCE NORTH 10 DEGREES 25 MINUTES 40 SECONDS EAST FOR 317.36 FEET; THENCE NORTH 12 DEGREES 33 MINUTES 10 SECONDS EAST FOR 232.88 FEET; THENCE NORTH 08 DEGREES 45 MINUTES 38 SECONDS WEST FOR 165.86 FEET TO THE POINT OF BEGINNING; THENCE NORTH 87 DEGREES 59 MINUTES 42 SECONDS WEST FOR 336.26 FEET; THENCE NORTH 06 DEGREES 28 MINUTES 20 SECONDS EAST FOR 40.53 FEET; THENCE NORTH 20 DEGREES 18 MINUTES 52 SECONDS EAST FOR 375.35 FEET; THENCE NORTH 55 DEGREES 07 MINUTES 39 SECONDS EAST FOR 152.89 FEET; THENCE SOUTH 08 DEGREES 45 MINUTES 38 SECONDS EAST FOR 497.26 FEET TO THE POINT OF BEGINNING.

PARCEL 9: [AP1]

THE FOLLOWING DESCRIPTION DESCRIBES THE HORIZONTAL LIMITS OF A PORTION OF AIR SPACE LOCATED ON THE GROUND FLOOR OF REFLECTIONS CONDOMINIUM HAVING A LOWER LIMITS ELEVATION OF 10.00 FEET RELATIVE TO THE NATIONAL GEODETIC VERTICAL DATUM (NGVD) AND AN UPPER LIMITS ELEVATION OF 21.70 FEET NGVD.

DESCRIPTION OF AP1: COMMENCE AT THE NORTHEAST CORNER OF GOVERNMENT LOT 11, SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA. THENCE NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST ALONG THE NORTH LINE OF SAID LOT 11 FOR 224.65 FEET; THENCE SOUTH 18 DEGREES 28 MINUTES 43 SECONDS EAST FOR 72.94 FEET; THENCE SOUTH 21 DEGREES 01 MINUTE 23 SECONDS WEST FOR 22.35 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF BAY POINT ROAD, WHICH IS A CURVE CONCAVE TO THE SOUTH AND HAVING A RADIUS OF 180.00 FEET; THENCE WESTERLY ALONG SAID CURVE FOR AN ARC DISTANCE OF 122.56 FEET, THE CHORD OF SAID ARC BEARING NORTH 88 DEGREES 28 MINUTES 57 SECONDS WEST FOR 120.20 FEET; THENCE SOUTH 72 DEGREES 00 MINUTES 43 SECONDS WEST ALONG SAID RIGHT OF WAY LINE FOR 38.64 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTH AND HAVING A RADIUS OF 120.00 FEET; THENCE WESTERLY ALONG SAID CURVING RIGHT OF WAY LINE FOR AN ARC DISTANCE OF 106.81 FEET, THE CHORD OF SAID ARC BEARING NORTH 82 DEGREES 29 MINUTES 17 SECONDS WEST FOR 103.32 FEET; THENCE SOUTH 33 DEGREES 00 MINUTES 43 SECONDS WEST FOR 60.00 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF BAY POINT ROAD; THENCE NORTH 56 DEGREES 59 MINUTES 17 SECONDS WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE FOR 151.57 FEET; THENCE SOUTH 33 DEGREES 01 MINUTE 23 SECONDS WEST ALONG THE NORTHWESTERLY BOUNDARY OF PARCEL XIX, DESCRIBED IN BAY COUNTY OFFICIAL RECORDS BOOK 2381, PAGE 1723, FOR 179.79 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 170.18 FEET TO THE POINT OF BEGINNING. THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 31.22 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 0.33 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 10.08 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 7.47 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 11.61 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 10.13 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 5.75 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 30.79 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST

FOR 26.62 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 12.70 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 2.32 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.45 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 34.36 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 34.57 FEET TO THE POINT OF BEGINNING

PARCEL 10 [AP2]:

THE FOLLOWING DESCRIPTION DESCRIBES THE HORIZONTAL LIMITS OF A PORTION OF AIR SPACE LOCATED ON THE GROUND FLOOR OF REFLECTIONS CONDOMINIUM HAVING A LOWER LIMITS ELEVATION OF 10.00 FEET RELATIVE TO THE NATIONAL GEODETIC VERTICAL DATUM (NGVD) AND AN UPPER LIMITS ELEVATION OF 21.70 FEET NGVD.

DESCRIPTION OF AP2: COMMENCE AT THE NORTHEAST CORNER OF GOVERNMENT LOT 11, SECTION 14, TOWNSHIP 4 SOUTH, RANGE 15 WEST, BAY COUNTY, FLORIDA. THENCE NORTH 89 DEGREES 55 MINUTES 05 SECONDS WEST ALONG THE NORTH LINE OF SAID LOT 11 FOR 224.65 FEET; THENCE SOUTH 18 DEGREES 28 MINUTES 43 SECONDS EAST FOR 72.94 FEET; THENCE SOUTH 21 DEGREES 01 MINUTE 23 SECONDS WEST FOR 22.35 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF BAY POINT ROAD, WHICH IS A CURVE CONCAVE TO THE SOUTH AND HAVING A RADIUS OF 180.00 FEET; THENCE WESTERLY ALONG SAID CURVE FOR AN ARC DISTANCE OF 122.56 FEET, THE CHORD OF SAID ARC BEARING NORTH 88 DEGREES 28 MINUTES 57 SECONDS WEST FOR 120.20 FEET; THENCE SOUTH 72 DEGREES 00 MINUTES 43 SECONDS WEST ALONG SAID RIGHT OF WAY LINE FOR 38.64 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTH AND HAVING A RADIUS OF 120.00 FEET; THENCE WESTERLY ALONG SAID CURVING RIGHT OF WAY LINE FOR AN ARC DISTANCE OF 106.81 FEET, THE CHORD OF SAID ARC BEARING NORTH 82 DEGREES 29 MINUTES 17 SECONDS WEST FOR 103.32 FEET; THENCE SOUTH 33 DEGREES 00 MINUTES 43 SECONDS WEST FOR 60.00 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF BAY POINT ROAD; THENCE NORTH 56 DEGREES 59 MINUTES 17 SECONDS WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE FOR 151.57 FEET; THENCE SOUTH 33 DEGREES 01 MINUTE 23 SECONDS WEST ALONG THE NORTHWESTERLY BOUNDARY OF PARCEL XIX, DESCRIBED IN BAY COUNTY OFFICIAL RECORDS BOOK 2381, PAGE 1723, FOR 171.82 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 234.32 FEET TO THE POINT OF BEGINNING. THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 18.68 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 2.86 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 8.71 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 2.86 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 22.50 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 15.94 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 4.85 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 12.95 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 30.44 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 0.56 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 12.78 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 8.55 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48

SECONDS EAST FOR 18.69 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 5.99 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 5.98 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 26.90 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 5.98 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 5.99 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 18.69 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 8.55 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 12.46 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 60.34 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.33 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 1.00 FOOT; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 1.33 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 9.23 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.33 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 0.66 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 22.39 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.00 FOOT; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.66 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 1.00 FOOT; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 3.24 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 5.81 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 19.57 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 5.81 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 3.24 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.00 FOOT; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.00 FOOT; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 19.55 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 4.79 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.45 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 9.99 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.00 FOOT; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.49 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 1.49 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 1.00 FOOT; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 2.74 FEET; THENCE SOUTH 14 DEGREES 40 MINUTES 12 SECONDS EAST FOR 3.78 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 2.09 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 1.00 FOOT; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 0.50 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 0.50 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 3.32 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 0.50 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 0.51 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.00 FOOT; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 2.07 FEET; THENCE SOUTH 75 DEGREES 19 MINUTES 48 SECONDS WEST FOR 2.39 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 2.01 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 0.50 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 4.64 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 0.50 FEET; THENCE

NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 2.01 FEET; THENCE NORTH 14 DEGREES 40 MINUTES 12 SECONDS WEST FOR 3.65 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 2.79 FEET; THENCE SOUTH 59 DEGREES 40 MINUTES 12 SECONDS EAST FOR 1.00 FOOT; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 1.54 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.49 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.00 FOOT; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 12.50 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.76 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 1.22 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.99 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 25.78 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 1.99 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 20.09 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 1.22 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 2.12 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 19.57 FEET; THENCE SOUTH 14 DECREES 40 MINUTES 12 SECONDS EAST FOR 17.35 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 16.80 FEET; THENCE SOUTH 75 DEGREES 19 MINUTES 48 SECONDS WEST FOR 16.80 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 16.80 FEET; THENCE NORTH 14 DEGREES 40 MINUTES 12 SECONDS WEST FOR 16.80 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 16.80 FEET; THENCE NORTH 75 DEGREES 19 MINUTES 48 SECONDS EAST FOR 17.35 FEET; THENCE NORTH 30 DEGREES 19 MINUTES 48 SECONDS EAST FOR 19.57 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 2.12 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 1.22 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 19.09 FEET; THENCE SOUTH 30 DEGREES 19 MINUTES 48 SECONDS WEST FOR 18.68 FEET; THENCE NORTH 59 DEGREES 40 MINUTES 12 SECONDS WEST FOR 28.22 FEET TO THE POINT OF BEGINNING.

EASEMENT PARCEL 1:

TOGETHER WITH A NON-EXCLUSIVE EASEMENT FOR INGRESS, EGRESS AND ACCESS AS DESCRIBED IN ACCESS EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 1221, PAGE 563 OF THE PUBLIC RECORDS OF BAY COUNTY, FLORIDA.

EASEMENT PARCEL 2:

TOGETHER WITH APPURTENANT NON-EXCLUSIVE, PERPETUAL EASEMENTS FOR THE BENEFIT OF PARCELS 3, 4 AND 6 ABOVE, CONTAINED IN THAT EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 2900, PAGE 1867, CORRECTED IN OFFICIAL RECORDS BOOK 3006, PAGE 400, FOR THE PURPOSES DESCRIBED THEREIN OVER AND ACROSS THE LANDS DESCRIBED THEREIN.

EASEMENT PARCEL 3:

TOGETHER WITH APPURTENANT EASEMENTS AS CONTAINED IN THE DECLARATION OF CONDOMINIUM FOR LOCH LEGEND VILLAGE, A CONDOMINIUM, RECORDED IN OFFICIAL

RECORDS BOOK 1143, PAGE 169, AS AMENDED IN OFFICIAL RECORDS BOOK 1143, PAGE 307, AS FURTHER AMENDED IN OFFICIAL RECORDS BOOK 2900, PAGE 1846, AND AMENDED IN OFFICIAL RECORDS BOOK 3002, PAGE 860.

EASEMENT PARCEL 4:

TOGETHER WITH APPURTENANT EASEMENTS AS CONTAINS IN THE DECLARATION OF COVENANTS AND RESTRICTIONS RECORDED IN OFFICIAL RECORDS BOOK 1143, PAGE 151.

EASEMENT PARCEL 5:

TOGETHER WITH APPURTENANT PERPETUAL, NON-EXCLUSIVE EASEMENTS FOR THE BENEFIT OF AP2 AS CONTAINED IN THAT ASSOCIATED COMMERCIAL PARCEL EASEMENT AND RESERVATION RECORDED IN OFFICIAL RECORDS BOOK 2914, PAGE 1769, FOR THE PURPOSES DESCRIBED THEREIN OVER AND ACROSS THE LANDS CONTAINED THEREIN.

EASEMENT PARCEL 6:

TOGETHER WITH APPURTENANT EASEMENTS FOR THE BENEFIT OF AP2 AS CONTAINED IN THAT PARKING EASEMENT AND AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 2662, PAGE 1204, AMENDED IN OFFICIAL RECORDS BOOK 2900, PAGE 1854, FURTHER AMENDED IN OFFICIAL RECORDS BOOK 2915, PAGE 1854, FOR THE PURPOSES DESCRIBED THEREIN OVER AND ACROSS THE LANDS CONTAINED THEREIN.

EASEMENT PARCEL 7:

TOGETHER WITH APPURTENANT PERPETUAL, NON-EXCLUSIVE EASEMENTS FOR THE BENEFIT OF THE PARCELS DESCRIBED ABOVE, AS CONTAINED IN THAT USE AND ACCESS EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 3734, PAGE 164, AMENDED IN OFFICIAL RECORDS BOOK 3967, PAGE 1774, FOR THE PURPOSES DESCRIBED THEREIN OVER AND ACROSS THE LANDS CONTAINED THEREIN.

LEASEHOLD PARCEL:

LEASEHOLD ESTATE AS CREATED BY THAT CERTAIN SOVEREIGNTY SUBMERGED LANDS LEASE RENEWAL AND MODIFICATION TO INCREASE SQUARE FOOTAGE, (COMBINE 2 PRIOR EASEMENTS AND LEASE) AND REFLECT CHANGE IN OWNERSHIP, BOT FILE NO. 031052221, BY BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, AS LESSOR TO DOF IV BAY POINT, LLC, A DELAWARE LIMITED LIABILITY COMPANY, LESSEE, EFFECTIVE 8/20/2018, RECORDED 9/29/2022 IN OFFICIAL RECORDS BOOK 4615, PAGE 1445; AND BEING ASSIGNED TO BLUEGREEN VACATIONS UNLIMITED INC., IN THAT ASSIGNMENT AND ASSUMPTION OF SUBMERGED LANDS LEASE RECORDED____________, IN OFFICIAL RECORDS BOOK _______, PAGE ______, ALL OF THE PUBLIC RECORDS OF BAY COUNTY, FLORIDA.

EXHIBIT E

FORM OF PROMISSORY NOTE

U.S. $[_________]October [__], 2022

For Value Received, the undersigned, BLUEGREEN VACATIONS CORPORATION, a Florida corporation (“BXG”) and BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation (“BVU”), jointly and severally (individually and collectively, as the context requires “Borrower”), hereby promises to pay to [_______________] (“Lender”), in immediately available funds, the principal sum of [_______________] or, if less, the aggregate unpaid principal amount of all Loans made or maintained by Lender to Borrower pursuant to the Loan Agreement, in the amounts called for by Section 2.1 of the Loan Agreement, together with interest on the principal amount of such Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.

This Note is one of the notes referred to in the Loan and Security Agreement dated as of October 4, 2022, among Borrower, the Lenders party thereto and ZIONS BANCORPORATION, N.A., DBA NATIONAL BANK OF ARIZONA, a national banking association (“Administrative Agent”) (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof.  All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of Arizona.

Voluntary prepayments may be made hereon only upon the terms set forth in the Loan Agreement and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Loan Agreement.

Lender is hereby authorized to record on a schedule attached to this Note, and any continuation sheets which the Lender may attach hereto, the date of each Loan made by Lender to the Borrower, the amount thereof, and the interest rate and the date and amount of each payment or prepayment of the principal of, any such Loan.  The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon (absent error), provided that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of the Loan Agreement.

Except as specifically otherwise provided in the Loan Agreement, Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.  Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents.  No failure or delay of Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.6 of the Loan Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ARIZONA.

BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  BORROWER  CERTIFIES THAT NO REPRESENTATIVE, AGENT OR

ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

[Signature on Following Page]

BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation

By:

Name:Raymond S. Lopez

Title:Vice President and Treasurer

BLUEGREEN VACATIONS CORPORATION, a Florida corporation

By:

Name:Raymond S. Lopez

Title:  Executive Vice President, Chief Operating

          Officer, Chief Financial Officer and Treasurer

EXHIBIT F

FORM OF PARTIAL RELEASE OF MORTGAGE

(See attached)

This instrument was prepared by

and after recording return to:

_________________________

_________________________

_________________________

_________________________

_________________________

PARTIAL RELEASE OF MORTGAGE

This Partial Release of Deed of Trust (this “Release”) is made this ___ day of __________, 201_ by and between ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, a national banking association, with offices located at 6001 N. 24th Street, Suite 1400, Phoenix, Arizona 85016 (“NBAZ”) and BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation, with offices located at 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431 (“BVU”).

WHEREAS, NBAZ is the Beneficiary of that certain Mortgage, Assignment of Leases, Rents and Proceeds, Security Agreement, Fixture Filing (“Mortgage”), executed by BVU as Trustor, dated _______, 2022 and recorded on _____, at Volume ____, Page ____ and under Instrument ________, Official Public Records of Bay County, Florida, and is the holder of the indebtedness secured thereby; and

WHEREAS, NBAZ is the Secured Party under that certain UCC-1 Financing Statement (“County Financing Statement”) from BVU recorded on _____, at Volume ____, Page ____ and under Instrument ________, Official Public Records of Bay County,  Florida; and

WHEREAS, NBAZ is the Secured Party under that certain UCC-1 Financing Statement (“State Financing Statement”) from BVU filed of record on _____ with the Florida Secretary of State as UCC Initial Filing Number _________.

NOW, THEREFORE, NBAZ, for value received and other good and sufficient consideration, does hereby RELEASE, RELINQUISH and DISCHARGE from the security interest and lien of the (i) Mortgage; (ii) note secured by such Mortgage; (iii) County Financing Statement; and (iv) State Financing Statement and reconveys to the persons legally entitled thereto, all right, title and interest now held by Beneficiary insofar only as the aforementioned Mortgage, note, County Financing Statement and State Financing Statement affect the following described premises and proceeds:

As to Timeshare Periods in the Timeshare Units identified on Exhibits A and A-1 attached hereto, and any and all accounts or other proceeds from the sale or other disposition thereof at any time realized.

NBAZ and BVU understand and agree that the Deed of Trust shall otherwise remain in full force and effect with respect to all other property described in Exhibit “A” attached to the aforesaid Deed of Trust.

IN WITNESS WHEREOF, ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA has caused this Partial Release to be duly executed on the day and year set forth above.

ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, a national banking association By: Name: Its:

ACKNOWLEDGMENT

STATE OF ARIZONA§

§

COUNTY OF MARICOPA§

Before me, the undersigned authority, a Notary Public in and for the aforesaid County and State, personally appeared _____________________________ with whom I am personally acquainted, or proved to me on a basis of satisfactory evidence, and who, upon oath, acknowledged that he/she executed the foregoing instrument for the purposes therein contained.

Witness my hand and official seal at office in _____________ County, State of _________________, on ______ day of _________________, 20__.

___________________________________

Notary Public

My Commission Expires:(AFFIX NOTARIAL SEAL)

EXHIBIT A

TO

PARTIAL RELEASE OF MORTGAGE

Those certain Timeshare Interests consisting of undivided fee simple interests, as tenants in common, in the Timeshare Units and with the Timeshare Periods, all as more particularly described in attached  Exhibit A-1, at the Bluegreen ____________________ Condominium, a Condominium, according to that certain ___________ Condominium and Timeshare Plan Declaration dated _____________, 2022, and recorded at Volume ______, Page _____, and under Instrument Number ___________ in the Official Public Records of Bay County, Florida (the “Declaration”).  All capitalized terms not defined herein shall have the meaning set forth in the Declaration.

[LEGAL TO BE REFINED BASED UPON LANGUAGE IN FINAL CONDO AND TIMESHARE DECLARATION]

EXHIBIT A-1

TO PARTIAL RELEASE OF MORTGAGE

TIMESHARE INTERESTS

[ATTACH LIST OF SPECIFIC TIMESHARE INTERESTS, IDENTIFIED BY TIMESHARE UNIT AND TIMESHARE PERIODS, TO BE RELEASED]

EXHIBIT G-1

[FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of [    ] (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among [   ], and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E.  By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF LENDER]

By:_________________________________

Name:

Title:

Date:  ________ __, 20[  ]

EXHIBIT G-2

[FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of [    ] (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among [   ], and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E.  By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF PARTICIPANT]

By:_________________________________

Name:

Title:

Date:  ________ __, 20[  ]

EXHIBIT G-3

[FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of [    ] (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among [   ], and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption:  (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF PARTICIPANT]

By:_________________________________

Name:

Title:

Date:  ________ __, 20[  ]

EXHIBIT G-4

[FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of [    ] (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among [   ], and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption:  (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF LENDER]

By:_________________________________

Name:

Title:

Date:  ________ __, 20[  ]

EXHIBIT H

LITIGATION SUMMARY

None

EXHIBIT I

PRIOR NAMES

Bluegreen Vacations Corporation: Previous Name:  Bluegreen Corporation

EXHIBIT J

Form of Compliance Certificate

Testing Date: _________________

COMPLIANCE CERTIFICATE

In accordance with Section 6.1(d)(iv) of the Loan and Security Agreement dated as of ___________, 2022 by and between BLUEGREEN VACATIONS CORPORATION, a Florida corporation (“BXG”) and BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation (“BVU”), jointly and severally (individually and collectively, as the context requires “Borrower”) and ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA (“Administrative Agent”) (as it may be amended, modified, supplemented or restated, the “Loan Agreement”), the undersigned hereby certifies to Administrative Agent that as of the Testing Date described above:

1.The undersigned is the ________________ of BVU and the ________________ of BXG.

2.Borrower has observed, performed and complied with each and every undertaking contained in the Loan Agreement and the Loan Documents.

3.The calculation of BXG's compliance with the financial covenants in Section 6.1(m) of the Loan Agreement is set forth on Exhibit A attached hereto.

4.There does not exist any Default or Event of Default.

Capitalized terms shall have the meanings set forth therefor in the Loan Agreement.  The certifications in this Compliance Certificate are made by the undersigned, in his/her capacity as the _______________ of BVU and the _______________ of BXG, from the undersigned's own personal knowledge, after due inquiry and with full knowledge that Administrative Agent will rely upon this Compliance Certificate.

Dated: ___________________

[signatures appear on following page]

[SIGNATURE PAGE TO COMPLIANCE CERTIFICATE]

a Florida corporation , a Florida corporation
BORROWER: BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation By: Name: Title: BLUEGREEN VACATIONS CORPORATION, a Florida corporation By: Name: Title:

EXHIBIT K

Form of REQUEST FOR RELEASE OF IMPROVEMENT FUNDS

REQUEST FOR RELEASE OF IMPROVEMENT FUNDS

In accordance with Section  8.6 of the Loan and Security Agreement dated as of _________, 2022 by and among BLUEGREEN VACATIONS CORPORATION, a Florida corporation (“BXG”) and BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation (“BVU”), jointly and severally (individually and collectively, as the context requires “Borrower”) and ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA (“Administrative Agent”) (as it may be amended, modified, supplemented or restated, the “Loan Agreement”), the undersigned hereby certifies to Administrative Agent as of the date hereof that:

1.The undersigned is the ________________ of BVU and the __________ of BXG.

2.Borrower has observed, performed and complied with each and every undertaking contained in the Loan Agreement and the Loan Documents and is permitted to make this Request for Release of Improvement Funds as set forth in Section 8.6 of the Loan Agreement.  Attached hereto as the documents and information required by Section 8.6(c).

3.There does not exist any Default or Event of Default.

4. Administrative Agent has previously disbursed to Borrower a portion of the Improvement Funds equal to $[A]. To date, Borrower has incurred total actual costs with respect to the Post-Closing Improvements equal to $[B] with 70% of such funds equaling $[C]. Accordingly, the Maximum Disbursement Amount is $[C] – [A] = [D].

Based on the foregoing, Borrower hereby requests that Administrative Agent disburse a portion of the Improvement Funds equal to the lesser of: (i) $[D] or (ii) the remaining available and undisbursed Improvement Funds.

Capitalized terms shall have the meanings set forth therefor in the Loan Agreement.  The certifications in this Request for Release of Improvement Funds are made by the undersigned, in his/her capacity as the _______________ of BVU and the _______________ of BXG, from the undersigned's own personal knowledge, after due inquiry and with full knowledge that Administrative Agent will rely upon this Request for Release of Improvement Funds.

Dated: _____________________

[Signatures appear on following page]

[SIGNATURE PAGE TO REQUEST FOR RELEASE OF IMPROVEMENT FUNDS]

BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation

By:

Name:

Title:

BLUEGREEN VACATIONS CORPORATION, a Florida corporation

By:

Name:

Title: